UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2013

Item 1.  Report to Stockholders.

[Calvert VP SRI Large Cap Value Semi-Annual Report to Shareholders]

[Calvert VP S&P 500 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Nasdaq-100 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Russell 2000 Small Cap Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Investment Grade Bond Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Inflation Protected Plus Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Growth Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Growth Portfolio Semi-Annual Report to Shareholders]

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.13)

Six month*	15.53%
One year	26.35%
Five year	5.40%
Ten year	7.11%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.85%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	10.6%
Consumer Staples	7.8%
Energy	14.7%
Financials	25.6%
Health Care	11.4%
Industrials	7.3%
Information Technology	8.7%
Materials	4.2%
Short-Term Investments	1.8%
Telecommunication Services	3.2%
Utilities	4.7%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,155.13	$4.17

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.92	$3.91

* Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 96.4%	SHARES	VALUE
Beverages - 1.6%
PepsiCo, Inc	27,700	$2,265,583

Capital Markets - 2.3%
Goldman Sachs Group, Inc	12,500	1,890,625
Morgan Stanley	55,500	1,355,865
		3,246,490

Chemicals - 4.2%
Dow Chemical Co.	98,200	3,159,094
E. I. du Pont de Nemours & Co	53,100	2,787,750
		5,946,844

Commercial Banks - 7.2%
KeyCorp	201,800	2,227,872
The PNC Financial Services Group, Inc.	48,500	3,536,620
US Bancorp	33,400	1,207,410
Wells Fargo & Co	81,700	3,371,759
		10,343,661

Commercial Services & Supplies - 3.8%
The ADT Corp.*	55,212	2,200,198
Tyco International Ltd	95,925	3,160,729
		5,360,927

Consumer Finance - 2.6%
Capital One Financial Corp	59,200	3,718,352

Diversified Financial Services - 6.1%
Bank of America Corp.	234,184	3,011,606
Citigroup, Inc.	49,000	2,350,530
JPMorgan Chase & Co.	62,204	3,283,749
		8,645,885

Diversified Telecommunication Services - 3.2%
AT&T, Inc.	93,300	3,302,820
Verizon Communications, Inc.	23,800	1,198,092
		4,500,912

Electric Utilities - 4.6%
Duke Energy Corp	48,581	3,279,218
The Southern Co.	75,300	3,322,989
		6,602,207

Electronic Equipment & Instruments - 1.7%
TE Connectivity Ltd	54,925	2,501,284

Food & Staples Retailing - 2.0%
CVS Caremark Corp.	49,700	2,841,846

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 2.2%
Unilever NV, NY Shares	81,000	$3,184,110

Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	9,400	327,872
Covidien plc	36,325	2,282,663
		2,610,535

Health Care Providers & Services - 1.6%
WellPoint, Inc.	27,800	2,275,152

Household Products - 1.8%
Procter & Gamble Co	34,000	2,617,660

Industrial Conglomerates - 1.8%
General Electric Co	110,800	2,569,452

Insurance - 7.0%
American International Group, Inc.*	54,500	2,436,150
Berkshire Hathaway, Inc., Class B*	26,950	3,016,244
Hartford Financial Services Group, Inc	73,100	2,260,252
MetLife, Inc.	48,900	2,237,664
		9,950,310

Internet Software & Services - 3.5%
eBay, Inc.*	44,500	2,301,540
Google, Inc.*	3,100	2,729,147
		5,030,687

IT Services - 1.4%
International Business Machines Corp.	10,100	1,930,211

Machinery - 0.7%
Deere & Co.	12,100	983,125

Media - 6.3%
CBS Corp., Class B	27,874	1,362,202
Comcast Corp	65,300	2,734,764
DIRECTV*	47,000	2,896,140
Time Warner, Inc.	34,666	2,004,388
		8,997,494

Multiline Retail - 2.3%
Target Corp.	46,800	3,222,648

Oil, Gas & Consumable Fuels - 14.4%
ConocoPhillips	58,142	3,517,591
Devon Energy Corp.	60,600	3,143,928
Exxon Mobil Corp	39,600	3,577,860
Marathon Oil Corp	80,500	2,783,690
Occidental Petroleum Corp.	39,000	3,479,970
Phillips 66 Co.	10,921	643,356
Royal Dutch Shell plc (ADR)	53,600	3,419,680
		20,566,075

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - 7.7%
GlaxoSmithKline plc (ADR)	51,000	$2,548,470
Johnson & Johnson	18,900	1,622,754
Merck & Co., Inc.	69,500	3,228,275
Pfizer, Inc	96,782	2,710,864
Zoetis, Inc	30,503	942,238
		11,052,601

Road & Rail - 0.9%
Norfolk Southern Corp	17,100	1,242,315

Software - 1.9%
Microsoft Corp.	77,400	2,672,622

Specialty Retail - 1.8%
Lowe’s Co.’s, Inc	64,400	2,633,960

Total Equity Securities (Cost $109,820,605)		137,512,948

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$2,530,574	2,530,574

Total Time Deposit (Cost $2,530,574)		2,530,574

TOTAL INVESTMENTS (Cost $112,351,179) - 98.2%		140,043,522
Other assets and liabilities, net - 1.8%		2,617,646
NET ASSETS - 100%		$142,661,168

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,673,229 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized	$152,796,820
Undistributed net investment income	1,644,400
Accumulated net realized gain (loss)	(39,472,395)
Net unrealized appreciation (depreciation)	27,692,343

NET ASSETS	$142,661,168

NET ASSET VALUE PER SHARE	$85.26

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $19,140 )	$1,626,578
Interest income	1,603
Total investment income	1,628,181

Expenses:
Investment advisory fee	447,687
Transfer agency fees and expenses	9,932
Directors’ fees and expenses	12,284
Administrative fees	69,951
Accounting fees	11,194
Custodian fees	5,265
Reports to shareholders	5,064
Professional fees	16,648
Miscellaneous	6,953
Total expenses	584,978
Reimbursement from Advisor	(39,359)
Net expenses	545,619

NET INVESTMENT INCOME	1,082,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	4,972,772
Change in unrealized appreciation (depreciation)	13,905,190

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	18,877,962

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,960,524

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,082,562	$2,347,904
Net realized gain (loss)	4,972,772	(7,024,450)
Change in unrealized appreciation (depreciation)	13,905,190	24,420,581

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,960,524	19,744,035

Distributions to shareholders from:
Net investment income	—	(2,332,014)
Total distributions	—	(2,332,014)

Capital share transactions:
Shares sold	1,099,994	5,545,985
Reinvestment of distributions	—	2,332,014
Shares redeemed	(9,232,179)	(11,582,336)
Total capital share transactions	(8,132,185)	(3,704,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,828,339	13,707,684

NET ASSETS
Beginning of period	130,832,829	117,125,145
End of period (including undistributed net investment income
of $1,644,400 and $561,838, respectively)	$142,661,168	$130,832,829

CAPITAL SHARE ACTIVITY
Shares sold	13,249	80,826
Reinvestment of distributions	—	32,090
Shares redeemed	(112,750)	(164,029)
Total capital share activity	(99,501)	(51,113)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$137,512,948	—	—	$137,512,948
Other debt obligations	—	$2,530,574	—	2,530,574
TOTAL	$137,512,948	$2,530,574	—	$140,043,522

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $75,850 was payable at period end. In addition, $34,734 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $11,867 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $7,413 for the six months ended June 30, 2013. Under the terms of the agreement, $888 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $27,667,321 and $37,235,384, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($953,081)
31-Dec-17	(28,385,593)
31-Dec-18	(8,033,097)

NO EXPIRATION DATE
Long-term	($6,297,289)

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Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Income & Growth Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and retain their character as either short-term or long-term capital losses.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$27,910,867
Unrealized (depreciation)	(687,764)
Net unrealized appreciation/(depreciation)	$27,223,103

Federal income tax cost of investments	$112,820,419

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011 (z)
Net asset value, beginning	$73.80		$64.22	$66.82
Income from investment operations:
Net investment income	.67		1.36	1.24
Net realized and unrealized gain (loss)	10.79		9.56	(2.36)
Total from investment operations	11.46		10.92	(1.12)
Distributions from:
Net investment income	—		(1.34)	(1.48)
Total distributions	—		(1.34)	(1.48)
Total increase (decrease) in net asset value	11.46		9.58	(2.60)
Net asset value, ending	$85.26		$73.80	$64.22

Total return*	15.53%		17.03%	(1.68%)
Ratios to average net assets: A
Net investment income	1.55	% (a)	1.87%	1.85%
Total expenses	.84	% (a)	.85%	.85%
Expenses before offsets	.78	% (a)	.77%	.75%
Net expenses	.78	% (a)	.77%	.75%
Portfolio turnover	20%		51%	16%
Net assets, ending (in thousands)	$142,661		$130,833	$117,125

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010	(z)	2009	2008
Net asset value, beginning	$60.76		$49.45	$92.96
Income from investment operations:
Net investment income	1.05		1.16	.61
Net realized and unrealized gain (loss)	6.00		11.41	(34.05)
Total from investment operations	7.05		12.57	(33.44)
Distributions from:
Net investment income	(.99)		(1.14)	(1.95)
Net realized gain	—		(.12)	(8.12)
Total distributions	(.99)		(1.26)	(10.07)
Total increase (decrease) in net asset value	6.06		11.31	(43.51)
Net asset value, ending	$66.82		$60.76	$49.45

Total return*	11.60%		25.40%	(39.49%)
Ratios to average net assets: A
Net investment income	1.70%		2.19%	2.14%
Total expenses	.84%		.85%	.90%
Expenses before offsets	.74%		.74%	.90%
Net expenses	.74%		.74%	.90%
Portfolio turnover	27%		29%	34%
Net assets, ending (in thousands)	$164,863		$178,063	$144,425

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

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The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP S&P 500 Index Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS®

an Ameritas. company

CALVERT VP S&P 500 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	13.60%
One year	20.09%
Five year	6.67%
Ten year	6.92%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.45%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.1%
Consumer Staples	10.2%
Energy	10.2%
Exchange Traded Products	2.1%
Financials	16.0%
Government	0.2%
Health Care	12.3%
Industrials	9.9%
Information Technology	17.4%
Materials	3.2%
Short-Term Investments	0.3%
Telecommunication Services	2.8%
Utilities	3.3%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,135.88	$2.23

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.71	$2.11

* Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 97.4%	SHARES	VALUE
Aerospace & Defense - 2.5%
General Dynamics Corp.	7,634	$597,971
Honeywell International, Inc.	18,011	1,428,993
L-3 Communications Holdings, Inc.	2,065	177,053
Lockheed Martin Corp.	6,152	667,246
Northrop Grumman Corp.	5,449	451,177
Precision Castparts Corp	3,365	760,524
Raytheon Co	7,476	494,313
Rockwell Collins, Inc.	3,138	198,981
Textron, Inc	6,240	162,552
The Boeing Co.	15,639	1,602,059
United Technologies Corp	19,379	1,801,084
		8,341,953

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc	3,701	208,403
Expeditors International of Washington, Inc.	4,745	180,358
FedEx Corp	6,721	662,556
United Parcel Service, Inc., Class B	16,313	1,410,748
		2,462,065

Airlines - 0.1%
Southwest Airlines Co	16,731	215,663

Auto Components - 0.4%
BorgWarner, Inc.*	2,657	228,900
Delphi Automotive plc	6,738	341,549
Goodyear Tire & Rubber Co.*	5,316	81,282
Johnson Controls, Inc	15,725	562,798
		1,214,529

Automobiles - 0.7%
Ford Motor Co.	90,133	1,394,357
General Motors Co.*	17,570	585,257
Harley-Davidson, Inc	5,195	284,790
		2,264,404

Beverages - 2.3%
Beam, Inc	3,684	232,497
Brown-Forman Corp., Class B	3,482	235,209
Coca-Cola Enterprises, Inc	6,030	212,015
Constellation Brands, Inc.*	3,502	182,524
Dr Pepper Snapple Group, Inc.	4,679	214,907
Molson Coors Brewing Co., Class B	3,586	171,626
Monster Beverage Corp.*	3,309	201,088
PepsiCo, Inc	35,453	2,899,701
The Coca-Cola Co	87,939	3,527,233
		7,876,800

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc.*	4,485	$ 413,697
Amgen, Inc.	17,200	1,696,952
Biogen Idec, Inc.*	5,430	1,168,536
Celgene Corp.*	9,622	1,124,908
Gilead Sciences, Inc.*	34,985	1,791,582
Regeneron Pharmaceuticals, Inc.*	1,756	394,889
		6,590,564

Building Products - 0.0%
Masco Corp.	8,193	159,682

Capital Markets - 2.1%
Ameriprise Financial, Inc.	4,675	378,114
Bank of New York Mellon Corp	26,737	749,973
BlackRock, Inc	2,866	736,132
Charles Schwab Corp	25,256	536,185
E*Trade Financial Corp.*	6,557	83,012
Franklin Resources, Inc	3,174	431,727
Goldman Sachs Group, Inc	9,895	1,496,619
Invesco Ltd.	10,132	322,197
Legg Mason, Inc.	2,637	81,773
Morgan Stanley	31,549	770,742
Northern Trust Corp.	5,001	289,558
State Street Corp	10,499	684,640
T. Rowe Price Group, Inc	5,952	435,389
		6,996,061

Chemicals - 2.3%
Air Products & Chemicals, Inc.	4,771	436,880
Airgas, Inc	1,570	149,872
CF Industries Holdings, Inc	1,362	233,583
Dow Chemical Co.	27,676	890,337
E. I. du Pont de Nemours & Co	21,133	1,109,483
Eastman Chemical Co.	3,537	247,625
Ecolab, Inc.	6,100	519,659
FMC Corp	3,163	193,133
International Flavors & Fragrances, Inc.	1,874	140,850
LyondellBasell Industries NV	8,725	578,118
Monsanto Co	12,257	1,210,992
Mosaic Co	6,358	342,124
PPG Industries, Inc	3,282	480,518
Praxair, Inc	6,806	783,779
Sherwin-Williams Co	1,972	348,255
Sigma-Aldrich Corp.	2,767	222,356
		7,887,564

Commercial Banks - 2.9%
BB&T Corp	16,082	544,858
Comerica, Inc.	4,312	171,747
Fifth Third Bancorp	20,114	363,058
Huntington Bancshares, Inc	19,349	152,470
KeyCorp	21,230	234,379

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
M&T Bank Corp	2,810	$ 314,018
Regions Financial Corp	32,480	309,534
SunTrust Banks, Inc.	12,384	390,963
The PNC Financial Services Group, Inc.	12,143	885,468
US Bancorp	42,466	1,535,146
Wells Fargo & Co	113,061	4,666,027
Zions Bancorporation	4,232	122,220
		9,689,888

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	2,181	93,260
Cintas Corp.	2,408	109,660
Iron Mountain, Inc	3,845	102,315
Pitney Bowes, Inc	4,626	67,910
Republic Services, Inc.	6,832	231,878
Stericycle, Inc.*	1,978	218,430
The ADT Corp.*	5,066	201,880
Tyco International Ltd	10,709	352,862
Waste Management, Inc.	10,048	405,236
		1,783,431

Communications Equipment - 1.9%
Cisco Systems, Inc.	122,530	2,978,704
F5 Networks, Inc.*	1,806	124,253
Harris Corp	2,593	127,705
JDS Uniphase Corp.*	5,403	77,695
Juniper Networks, Inc.*	11,848	228,785
Motorola Solutions, Inc.	6,342	366,124
QUALCOMM, Inc.	39,660	2,422,433
		6,325,699

Computers & Peripherals - 3.7%
Apple, Inc.	21,551	8,535,920
Dell, Inc.	33,560	448,026
EMC Corp	48,360	1,142,263
Hewlett-Packard Co	44,278	1,098,095
NetApp, Inc.*	8,282	312,894
SanDisk Corp.*	5,557	339,533
Seagate Technology plc	7,339	329,007
Western Digital Corp	4,977	309,022
		12,514,760

Construction & Engineering - 0.2%
Fluor Corp.	3,734	221,464
Jacobs Engineering Group, Inc.*	2,995	165,114
Quanta Services, Inc.*	4,900	129,654
		516,232

Construction Materials - 0.0%
Vulcan Materials Co.	2,984	144,455

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 10

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Consumer Finance - 1.0%
American Express Co.	21,945	$ 1,640,608
Capital One Financial Corp	13,381	840,460
Discover Financial Services	11,384	542,334
SLM Corp	10,417	238,133
		3,261,535

Containers & Packaging - 0.2%
Ball Corp.	3,434	142,648
Bemis Co., Inc.	2,366	92,605
MeadWestvaco Corp	4,036	137,668
Owens-Illinois, Inc.*	3,770	104,768
Sealed Air Corp	4,471	107,081
		584,770

Distributors - 0.1%
Genuine Parts Co	3,558	277,773

Diversified Consumer Services - 0.0%
H&R Block, Inc.	6,234	172,994

Diversified Financial Services - 3.9%
Bank of America Corp.	247,509	3,182,966
Citigroup, Inc.	69,831	3,349,793
CME Group, Inc.	7,052	535,811
IntercontinentalExchange, Inc.*	1,669	296,681
JPMorgan Chase & Co.	86,778	4,581,011
Leucadia National Corp	6,740	176,723
McGraw Hill Financial, Inc.	6,293	334,725
Moody’s Corp	4,453	271,321
NYSE Euronext	5,584	231,178
The NASDAQ OMX Group, Inc	2,636	86,434
		13,046,643

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	123,521	4,372,644
CenturyLink, Inc.	13,983	494,299
Frontier Communications Corp	22,940	92,907
Verizon Communications, Inc.	65,683	3,306,482
Windstream Corp.	13,569	104,617
		8,370,949

Electric Utilities - 1.8%
American Electric Power Co., Inc.	11,160	499,745
Duke Energy Corp	16,193	1,093,029
Edison International	7,487	360,574
Entergy Corp.	4,092	285,131
Exelon Corp	19,648	606,730
FirstEnergy Corp.	9,610	358,837
NextEra Energy, Inc.	9,740	793,615
Northeast Utilities	7,223	303,510
Pepco Holdings, Inc	5,703	114,972
Pinnacle West Capital Corp	2,522	139,895

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electric Utilities - Cont’d
PPL Corp	13,596	$ 411,415
The Southern Co.	19,969	881,232
Xcel Energy, Inc	11,220	317,975
		6,166,660

Electrical Equipment - 0.6%
Eaton Corp. plc	10,825	712,393
Emerson Electric Co.	16,593	904,982
Rockwell Automation, Inc.	3,212	267,046
Roper Industries, Inc	2,272	282,228
		2,166,649

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	3,669	285,962
Corning, Inc.	33,836	481,486
FLIR Systems, Inc	3,331	89,837
Jabil Circuit, Inc.	4,017	81,867
Molex, Inc.	3,004	88,137
TE Connectivity Ltd	9,657	439,780
		1,467,069

Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	10,152	468,312
Cameron International Corp.*	5,695	348,306
Diamond Offshore Drilling, Inc.	1,597	109,858
Ensco plc	5,341	310,419
FMC Technologies, Inc.*	5,463	304,180
Halliburton Co.	21,413	893,350
Helmerich & Payne, Inc.	2,442	152,503
Nabors Industries Ltd.	6,688	102,393
National Oilwell Varco, Inc.	9,804	675,496
Noble Corp	5,807	218,227
Rowan Co.’s plc*	2,855	97,270
Schlumberger Ltd	30,523	2,187,278
		5,867,592

Food & Staples Retailing - 2.3%
Costco Wholesale Corp	10,010	1,106,806
CVS Caremark Corp.	28,111	1,607,387
Kroger Co.	11,913	411,475
Safeway, Inc.	5,534	130,934
Sysco Corp	13,466	459,998
Walgreen Co.	19,764	873,569
Wal-Mart Stores, Inc.	37,615	2,801,941
Whole Foods Market, Inc.	7,920	407,722
		7,799,832

Food Products - 1.6%
Archer-Daniels-Midland Co	15,134	513,194
Campbell Soup Co	4,119	184,490
ConAgra Foods, Inc	9,510	332,184
General Mills, Inc.	14,859	721,107

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - Cont’d
Hormel Foods Corp	3,019	$ 116,473
J.M. Smucker Co.	2,464	254,162
Kellogg Co.	5,738	368,552
Kraft Foods Group, Inc.	13,616	760,726
McCormick & Co., Inc.	3,049	214,528
Mead Johnson Nutrition Co	4,653	368,657
Mondelez International, Inc	40,865	1,165,878
The Hershey Co	3,450	308,016
Tyson Foods, Inc.	6,517	167,357
		5,475,324

Gas Utilities - 0.1%
AGL Resources, Inc.	2,708	116,065
Oneok, Inc	4,709	194,529
		310,594

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	35,790	1,248,355
Baxter International, Inc.	12,443	861,927
Becton Dickinson & Co.	4,457	440,485
Boston Scientific Corp.*	31,193	289,159
C.R. Bard, Inc	1,748	189,973
CareFusion Corp.*	5,115	188,488
Covidien plc	10,847	681,625
DENTSPLY International, Inc.	3,282	134,431
Edwards Lifesciences Corp.*	2,622	176,198
Intuitive Surgical, Inc.*	922	467,067
Medtronic, Inc.	23,242	1,196,266
St. Jude Medical, Inc.	6,501	296,641
Stryker Corp.	6,645	429,799
Varian Medical Systems, Inc.*	2,507	169,097
Zimmer Holdings, Inc.	3,891	291,591
		7,061,102

Health Care Providers & Services - 2.0%
Aetna, Inc.	8,738	555,213
AmerisourceBergen Corp.	5,289	295,285
Cardinal Health, Inc.	7,833	369,718
CIGNA Corp	6,571	476,332
DaVita HealthCare Partners, Inc.*	1,940	234,352
Express Scripts Holding Co.*	18,809	1,160,327
Humana, Inc	3,639	307,059
Laboratory Corp. of America Holdings*	2,139	214,114
McKesson Corp.	5,203	595,743
Patterson Co.’s, Inc	1,790	67,304
Quest Diagnostics, Inc.	3,635	220,390
Tenet Healthcare Corp.*	2,305	106,260
UnitedHealth Group, Inc.	23,419	1,533,476
WellPoint, Inc.	6,896	564,369
		6,699,942

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Technology - 0.1%
Cerner Corp.*	3,363	$ 323,151

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	10,208	350,032
Chipotle Mexican Grill, Inc.*	713	259,782
Darden Restaurants, Inc	2,972	150,027
International Game Technology	6,075	101,513
Marriott International, Inc	5,598	225,991
McDonald’s Corp.	23,044	2,281,356
Starbucks Corp.	17,219	1,127,672
Starwood Hotels & Resorts Worldwide, Inc.	4,451	281,259
Wyndham Worldwide Corp.	3,139	179,645
Wynn Resorts Ltd	1,833	234,624
Yum! Brands, Inc.	10,357	718,154
		5,910,055

Household Durables - 0.3%
D.R. Horton, Inc	6,424	136,703
Garmin Ltd	2,400	86,784
Harman International Industries, Inc	1,560	84,552
Leggett & Platt, Inc.	3,280	101,975
Lennar Corp.	3,794	136,736
Newell Rubbermaid, Inc.	6,581	172,751
PulteGroup, Inc.*	7,818	148,308
Whirlpool Corp.	1,804	206,305
		1,074,114

Household Products - 2.1%
Colgate-Palmolive Co.	20,204	1,157,487
Kimberly-Clark Corp.	8,830	857,746
Procter & Gamble Co	62,910	4,843,441
The Clorox Co	3,009	250,169
		7,108,843

Independent Power Producers & Energy Traders - 0.1%
AES Corp	14,224	170,546
NRG Energy, Inc	7,426	198,274
		368,820

Industrial Conglomerates - 2.4%
3M Co.	14,587	1,595,088
Danaher Corp.	13,325	843,473
General Electric Co	237,401	5,505,329
		7,943,890

Insurance - 4.3%
ACE Ltd.	7,798	697,765
Aflac, Inc	10,749	624,732
Allstate Corp.	10,760	517,771
American International Group, Inc.*	33,926	1,516,492
Aon plc	7,160	460,746
Assurant, Inc.	1,704	86,751

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - Cont’d
Berkshire Hathaway, Inc., Class B*	41,914	$ 4,691,015
Cincinnati Financial Corp.	3,375	154,911
Genworth Financial, Inc.*	11,322	129,184
Hartford Financial Services Group, Inc	10,464	323,547
Lincoln National Corp	6,238	227,500
Loews Corp	7,114	315,862
Marsh & McLennan Co.’s, Inc.	12,601	503,032
MetLife, Inc.	25,130	1,149,949
Principal Financial Group, Inc	6,337	237,321
Progressive Corp.	12,767	324,537
Prudential Financial, Inc.	10,685	780,326
The Chubb Corp.	5,997	507,646
The Travelers Co.’s, Inc	8,685	694,105
Torchmark Corp	2,152	140,181
Unum Group	6,200	182,094
XL Group plc	6,778	205,509
		14,470,976

Internet & Catalog Retail - 1.1%
Amazon.com, Inc.*	8,356	2,320,378
Expedia, Inc.	2,064	124,149
Netflix, Inc.*	1,286	271,462
priceline.com, Inc.*	1,191	985,112
TripAdvisor, Inc.*	2,528	153,879
		3,854,980

Internet Software & Services - 2.3%
Akamai Technologies, Inc.*	4,087	173,902
eBay, Inc.*	26,814	1,386,820
Google, Inc.*	6,168	5,430,122
VeriSign, Inc.*	3,505	156,534
Yahoo!, Inc.*	21,874	549,256
		7,696,634

IT Services - 3.5%
Accenture plc	14,922	1,073,787
Automatic Data Processing, Inc.	11,145	767,445
Cognizant Technology Solutions Corp.*	6,935	434,200
Computer Sciences Corp.	3,527	154,377
Fidelity National Information Services, Inc	6,737	288,613
Fiserv, Inc.*	3,067	268,086
International Business Machines Corp.	23,930	4,573,262
MasterCard, Inc.	2,400	1,378,800
Paychex, Inc	7,438	271,636
SAIC, Inc	6,520	90,824
Teradata Corp.*	3,810	191,376
Total System Services, Inc	3,692	90,380
Visa, Inc.	11,636	2,126,479
Western Union Co	13,071	223,645
		11,932,910

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	2,633	$ 118,037
Mattel, Inc.	7,916	358,674
		476,711

Life Sciences - Tools & Services - 0.5%
Agilent Technologies, Inc	7,973	340,925
Life Technologies Corp.*	3,953	292,562
PerkinElmer, Inc	2,449	79,592
Thermo Fisher Scientific, Inc	8,218	695,489
Waters Corp.*	1,973	197,399
		1,605,967

Machinery - 1.7%
Caterpillar, Inc	15,053	1,241,722
Cummins, Inc	4,058	440,131
Deere & Co.	8,952	727,350
Dover Corp	3,928	305,048
Flowserve Corp.	3,315	179,043
Illinois Tool Works, Inc	9,544	660,158
Ingersoll-Rand plc	6,333	351,608
Joy Global, Inc	2,440	118,413
PACCAR, Inc.	8,122	435,827
Pall Corp	2,552	169,529
Parker Hannifin Corp.	3,427	326,936
Pentair Ltd.	4,737	273,278
Snap-on, Inc.	1,339	119,680
Stanley Black & Decker, Inc.	3,682	284,619
Xylem, Inc.	4,277	115,222
		5,748,564

Media - 3.6%
Cablevision Systems Corp.	4,778	80,366
CBS Corp., Class B	13,101	640,246
Comcast Corp	60,461	2,532,107
DIRECTV*	12,824	790,215
Discovery Communications, Inc.*	5,636	435,156
Gannett Co., Inc	5,280	129,149
Omnicom Group, Inc	6,008	377,723
Scripps Networks Interactive, Inc.	1,977	131,984
The Interpublic Group of Co.’s, Inc.	9,511	138,385
Time Warner Cable, Inc.	6,680	751,366
Time Warner, Inc.	21,482	1,242,089
Twenty-First Century Fox, Inc.	45,700	1,489,820
Viacom, Inc., Class B	10,243	697,036
The Walt Disney Co	41,348	2,611,126
Washington Post Co., Class B	97	46,926
		12,093,694

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - 0.5%
Alcoa, Inc	24,573	$ 192,161
Allegheny Technologies, Inc.	2,469	64,960
Cliffs Natural Resources, Inc	3,481	56,566
Freeport-McMoRan Copper & Gold, Inc	23,845	658,361
Newmont Mining Corp	11,415	341,879
Nucor Corp.	7,300	316,236
United States Steel Corp.	3,129	54,851
		1,685,014

Multiline Retail - 0.8%
Dollar General Corp.*	6,949	350,438
Dollar Tree, Inc.*	5,221	265,436
Family Dollar Stores, Inc.	2,208	137,580
J.C. Penney Co., Inc.*	3,104	53,016
Kohl’s Corp.	4,678	236,286
Macy’s, Inc	8,808	422,784
Nordstrom, Inc.	3,440	206,194
Target Corp.	14,733	1,014,514
		2,686,248

Multi-Utilities - 1.2%
Ameren Corp.	5,575	192,003
Centerpoint Energy, Inc.	9,827	230,836
CMS Energy Corp.	6,086	165,357
Consolidated Edison, Inc.	6,730	392,426
Dominion Resources, Inc	13,243	752,467
DTE Energy Co	3,965	265,695
Integrys Energy Group, Inc	1,801	105,412
NiSource, Inc	7,151	204,805
PG&E Corp	10,079	460,913
Public Service Enterprise Group, Inc.	11,627	379,738
SCANA Corp	3,196	156,924
Sempra Energy	5,199	425,070
TECO Energy, Inc.	4,687	80,569
Wisconsin Energy Corp.	5,262	215,689
		4,027,904

Office Electronics - 0.1%
Xerox Corp.	28,124	255,085

Oil, Gas & Consumable Fuels - 8.5%
Anadarko Petroleum Corp.	11,503	988,453
Apache Corp.	9,002	754,638
Cabot Oil & Gas Corp.	4,835	343,382
Chesapeake Energy Corp.	11,965	243,847
Chevron Corp	44,517	5,268,142
ConocoPhillips	28,058	1,697,509
Consol Energy, Inc.	5,242	142,058
Denbury Resources, Inc.*	8,583	148,658
Devon Energy Corp.	8,676	450,111
EOG Resources, Inc	6,244	822,210
EQT Corp.	3,459	274,541

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Exxon Mobil Corp	102,085	$ 9,223,380
Hess Corp.	6,828	453,994
Kinder Morgan, Inc.	14,517	553,823
Marathon Oil Corp	16,263	562,374
Marathon Petroleum Corp	7,457	529,894
Murphy Oil Corp.	4,162	253,424
Newfield Exploration Co.*	3,109	74,274
Noble Energy, Inc	8,252	495,450
Occidental Petroleum Corp.	18,510	1,651,647
Peabody Energy Corp.	6,196	90,709
Phillips 66 Co.	14,282	841,353
Pioneer Natural Resources Co	3,135	453,791
QEP Resources, Inc.	4,104	114,009
Range Resources Corp.	3,742	289,331
Southwestern Energy Co.*	8,066	294,651
Spectra Energy Corp.	15,353	529,064
Tesoro Corp	3,158	165,227
Valero Energy Corp.	12,521	435,355
Williams Co.’s, Inc.	15,661	508,513
WPX Energy, Inc.*	4,599	87,105
		28,740,917

Paper & Forest Products - 0.1%
International Paper Co	10,139	449,259

Personal Products - 0.2%
Avon Products, Inc.	9,933	208,891
Estee Lauder Co.’s, Inc.	5,508	362,261
		571,152

Pharmaceuticals - 5.8%
AbbVie, Inc	36,324	1,501,634
Actavis, Inc.*	2,937	370,708
Allergan, Inc	6,805	573,253
Bristol-Myers Squibb Co.	37,626	1,681,506
Eli Lilly & Co.	22,761	1,118,020
Forest Laboratories, Inc.*	5,384	220,744
Hospira, Inc.*	3,801	145,616
Johnson & Johnson	64,474	5,535,738
Merck & Co., Inc.	69,328	3,220,286
Mylan, Inc.*	8,750	271,512
Perrigo Co	2,030	245,630
Pfizer, Inc	153,212	4,291,468
Zoetis, Inc	11,450	353,691
		19,529,806

Professional Services - 0.1%
Equifax, Inc.	2,768	163,118
Robert Half International, Inc.	3,206	106,535
The Dun & Bradstreet Corp	939	91,506
		361,159

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - 2.1%
American Tower Corp.	9,079	$ 664,310
Apartment Investment & Management Co	3,350	100,634
AvalonBay Communities, Inc.	2,789	376,264
Boston Properties, Inc	3,484	367,457
Equity Residential	7,361	427,380
HCP, Inc.	10,418	473,394
Health Care REIT, Inc.	6,444	431,941
Host Hotels & Resorts, Inc	17,094	288,376
Kimco Realty Corp.	9,373	200,863
The Macerich Co	3,176	193,641
Plum Creek Timber Co., Inc.	3,730	174,079
Prologis, Inc.	11,347	428,009
Public Storage	3,314	508,136
Simon Property Group, Inc.	7,137	1,127,075
Ventas, Inc	6,708	465,938
Vornado Realty Trust	3,892	322,452
Weyerhaeuser Co.	13,230	376,923
		6,926,872

Real Estate Management & Development - 0.0%
CBRE Group, Inc.*	6,990	163,286

Road & Rail - 0.9%
CSX Corp.	23,458	543,991
Kansas City Southern	2,520	267,019
Norfolk Southern Corp	7,227	525,041
Ryder System, Inc.	1,182	71,854
Union Pacific Corp	10,717	1,653,419
		3,061,324

Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc.*	12,618	51,481
Altera Corp.	7,347	242,378
Analog Devices, Inc.	7,031	316,817
Applied Materials, Inc	27,577	411,173
Broadcom Corp.	12,029	406,099
First Solar, Inc.*	1,515	67,766
Intel Corp.	114,102	2,763,550
KLA-Tencor Corp.	3,818	212,777
Lam Research Corp.*	3,730	165,388
Linear Technology Corp.	5,344	196,873
LSI Corp.*	12,633	90,200
Microchip Technology, Inc	4,489	167,215
Micron Technology, Inc.*	23,480	336,468
NVIDIA Corp.	13,294	186,515
Teradyne, Inc.*	4,074	71,580
Texas Instruments, Inc	25,388	885,280
Xilinx, Inc.	6,010	238,056
		6,809,616

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 3.4%
Adobe Systems, Inc.*	11,462	$ 522,209
Autodesk, Inc.*	5,163	175,232
BMC Software, Inc.*	3,020	136,323
CA, Inc.	7,649	218,991
Citrix Systems, Inc.*	4,284	258,454
Electronic Arts, Inc.*	6,895	158,378
Intuit, Inc.	6,402	390,714
Microsoft Corp.	172,561	5,958,531
Oracle Corp.	84,359	2,591,508
Red Hat, Inc.*	4,439	212,273
Salesforce.com, Inc.*	12,384	472,821
Symantec Corp.	15,838	355,880
		11,451,314

Specialty Retail - 2.3%
Abercrombie & Fitch Co.	1,828	82,717
AutoNation, Inc.*	843	36,578
AutoZone, Inc.*	834	353,357
Bed Bath & Beyond, Inc.*	5,019	355,847
Best Buy Co., Inc	6,111	167,014
CarMax, Inc.*	5,243	242,017
GameStop Corp	2,806	117,936
L Brands, Inc.	5,500	270,875
Lowe’s Co.’s, Inc	24,622	1,007,040
O’Reilly Automotive, Inc.*	2,557	287,969
PetSmart, Inc.	2,372	158,900
Ross Stores, Inc	5,110	331,179
Staples, Inc	15,497	245,782
The Gap, Inc.	6,657	277,797
The Home Depot, Inc.	33,539	2,598,266
Tiffany & Co.	2,738	199,436
TJX Co.’s, Inc	16,525	827,242
Urban Outfitters, Inc.*	2,514	101,113
		7,661,065

Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	6,452	368,345
Fossil Group, Inc.*	1,227	126,761
Nike, Inc., Class B	16,672	1,061,673
PVH Corp.	1,860	232,593
Ralph Lauren Corp.	1,396	242,541
VF Corp.	2,026	391,140
		2,423,053

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc	10,462	95,832
People’s United Financial, Inc.	7,526	112,137
		207,969

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Tobacco - 1.7%
Altria Group, Inc.	46,186	$ 1,616,048
Lorillard, Inc.	8,717	380,759
Philip Morris International, Inc.	37,550	3,252,581
Reynolds American, Inc.	7,393	357,599
		5,606,987

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,203	284,408
W.W. Grainger, Inc	1,373	346,243
		630,651

Wireless Telecommunication Services - 0.3%
Crown Castle International Corp.*	6,736	487,619
Sprint Nextel Corp.*	69,188	485,700
		973,319

Total Equity Securities (Cost $235,294,928)		328,544,487

EXCHANGE TRADED PRODUCTS - 2.1%
SPDR S&P 500 ETF Trust	45,100	7,216,451

Total Exchange Traded Products (Cost $7,047,216)		7,216,451

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.2%	AMOUNT
United States Treasury Bills, 0.075%, 11/14/13^	$500,000	499,858

Total U.S. Treasury Obligations (Cost $499,858)		499,858

TIME DEPOSIT - 0.4%
State Street Bank Time Deposit, 0.098%, 7/1/13	1,147,085	1,147,085

Total Time Deposit (Cost $1,147,085)		1,147,085

TOTAL INVESTMENTS (Cost $243,989,087) - 100.1%		337,407,881
Other assets and liabilities, net - (0.1%)		(180,930)
NET ASSETS - 100%		$337,226,951

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,427,276 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$250,713,359
Undistributed net investment income	4,023,900
Accumulated net realized gain (loss)	(10,930,055)
Net unrealized appreciation (depreciation)	93,419,747

NET ASSETS	$337,226,951

NET ASSET VALUE PER SHARE	$98.40

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
S&P 500 Index^	5	9/13	$1,999,125	$4,135
E-Mini S&P 500 Index^	2	9/13	159,930	(3,182)
Total Purchased				$953

^ Futures collateralized by $500,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ETF: Exchange-Traded Fund
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,151)	$3,351,469
Interest income	2,415
Total investment income	3,353,884

Expenses:
Investment advisory fee	401,630
Transfer agency fees and expenses	21,862
Accounting fees	23,798
Directors’ fees and expenses	26,620
Administrative fees	155,634
Custodian fees	20,894
Reports to shareholders	47,258
Professional fees	33,263
Miscellaneous	48,630
Total expenses	779,589
Reimbursement from Advisor	(118,981)
Net expenses	660,608

NET INVESTMENT INCOME	2,693,276

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,364,394
Futures	758,652
7,123,046

Change in unrealized appreciation (depreciation) on:
Investments	28,818,345
Futures	13,901
28,832,246

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,955,292

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$38,648,568

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$2,693,276	$5,267,452
Net realized gain (loss)	7,123,046	3,464,870
Change in unrealized appreciation (depreciation)	28,832,246	30,895,357

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	38,648,568	39,627,679

Distributions to shareholders from:
Net investment income	—	(4,992,328)

Capital share transactions:
Shares sold	10,203,366	21,280,682
Shares issued from merger (See Note F)	28,959,426	—
Reinvestment of distributions	—	4,992,328
Shares redeemed	(25,989,035)	(34,571,324)
Total capital share transactions	13,173,757	(8,298,314)

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,822,325	26,337,037

NET ASSETS
Beginning of period	285,404,626	259,067,589
End of period (including undistributed net investment
income of $4,023,900 and $1,330,624, respectively)	$337,226,951	$285,404,626

CAPITAL SHARE ACTIVITY
Shares sold	107,579	252,760
Shares issued from merger (See Note F)	297,026	—
Reinvestment of distributions	—	58,630
Shares redeemed	(272,315)	(411,005)
Total capital share activity	132,290	(99,615)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$328,544,487	—	—	$328,544,487
Exchange traded products	7,216,451	—	—	7,216,451
U.S. government obligations	—	$499,858	—	499,858
Other debt obligations	—	1,147,085	—	1,147,085
TOTAL	$335,760,938	$1,646,943	—	$337,407,881

Other financial instruments**	$953	—	—	$953

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

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During the period, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index futures. The volume of activity has varied throughout the period with a weighted average of 74 contracts and $308,225 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $63,294 was payable at period end. In addition, $99,866 was payable at period end for operating expenses paid by the Advisor during June 2013.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .42%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $25,318 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $16,783 for the six months ended June 30, 2013. Under the terms of the agreement, $2,111 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $28,236,919 and $34,409,977, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-13	($1,605,580)
31-Dec-15	(2,330,473)
31-Dec-16	(280,386)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Index 500 Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$105,948,084
Unrealized (depreciation)	(20,622,977)
Net unrealized appreciation/(depreciation)	$85,325,107

Federal income tax cost of investments	$252,082,774

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 12, 2012, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Strategic Portfolio (“Strategic”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Strategic. Shareholders approved the Plan at a meeting on April 19, 2013 and the reorganization took place on April 30, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
STRATEGIC	1,451,200	S&P 500	297,026	$28,959,426

For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Strategic were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
STRATEGIC	$28,959,426	$2,950,144	S&P 500	$312,858,280

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Assuming the acquisition had been completed on January 1, 2013, S&P 500’s results of operations for the six months ended June 30, 2013 would have been as follows:

Net investment income	$2,795,877	(a)
Net realized and change in unrealized gain (loss) on investments	$39,570,557	(b)
Net increase (decrease) in assets from operations	$42,366,434

Because S&P 500 and Strategic sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Strategic that have been included in S&P 500’s Statement of Operations since April 30, 2013.

(a) $2,693,276 as reported, plus $102,601 from Strategic pre-merger.

(b) $35,955,292 as reported, plus $3,615,265 from Strategic pre-merger.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$86.62		$76.32	$78.77
Income from investment operations:
Net investment income	.77		1.63	1.27
Net realized and unrealized gain (loss)	11.01		10.21	.11
Total from investment operations	11.78		11.84	1.38
Distributions from:
Net investment income	—		(1.54)	(1.25)
Net realized gain	—		—	(2.58)
Total distributions	—		(1.54)	(3.83)
Total increase (decrease) in net asset value	11.78		10.30	(2.45)
Net asset value, ending	$98.40		$86.62	$76.32

Total return*	13.60%		15.55%	1.73%
Ratios to average net assets: A
Net investment income	1.72	% (a)	1.90%	1.70%
Total expenses	.50	% (a)	.45%	.46%
Expenses before offsets	.42	% (a)	.41%	.39%
Net expenses	.42	% (a)	.41%	.39%
Portfolio turnover	9%		5%	7%
Net assets, ending (in thousands)	$337,227		$285,405	$259,068

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$71.52		$58.44	$97.44
Income from investment operations:
Net investment income	1.33		1.33	1.44
Net realized and unrealized gain (loss)	9.18		13.95	(36.76)
Total from investment operations	10.51		15.28	(35.32)
Distributions from:
Net investment income	(1.13)		(1.30)	(2.60)
Net realized gain	(2.13)		(.90)	(1.08)
Total distributions	(3.26)		(2.20)	(3.68)
Total increase (decrease) in net asset value	7.25		13.08	(39.00)
Net asset value, ending	$78.77		$71.52	$58.44

Total return*	14.69%		26.11%	(37.10%)
Ratios to average net assets: A
Net investment income	1.67%		1.98%	2.00%
Total expenses	.46%		.46%	.47%
Expenses before offsets	.38%		.38%	.39%
Net expenses	.38%		.38%	.39%
Portfolio turnover	9%		9%	7%
Net assets, ending (in thousands)	$236,086		$238,077	$213,624

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 35

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 36

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 6.30.13)
	Class I	Class F
Six month**	14.30%	14.16%
One year	24.57%	24.22%
Five year	8.28%	8.02%
Ten year	10.11%	9.88%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.53%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

**Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.8%
Consumer Staples	4.0%
Energy	4.6%
Exchange Traded Products	2.2%
Financials	21.6%
Government	0.2%
Health Care	8.5%
Industrials	16.1%
Information Technology	14.4%
Materials	6.5%
Short-Term Investments	3.5%
Telecommunication Services	0.5%
Utilities	5.1%

Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 6

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD*

	1/1/13	6/30/13	1/1/13 - 6/30/13

Class I
Actual	$1,000.00	$1,143.05	$2.82

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.16	$2.66

Class F
Actual	$1,000.00	$1,141.64	$4.24

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.84	$4.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.53% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS JUNE 30, 2013

EQUITY SECURITIES - 94.2%	SHARES	VALUE
Aerospace & Defense - 1.5%
Alliant Techsystems, Inc.	5,000	$411,650
B/E Aerospace, Inc.*	16,194	1,021,517
Esterline Technologies Corp.*	4,859	351,257
Exelis, Inc.	29,416	405,647
Huntington Ingalls Industries, Inc.	7,789	439,923
Triumph Group, Inc	8,013	634,229
		3,264,223

Air Freight & Logistics - 0.1%
UTi Worldwide, Inc.	15,979	263,174

Airlines - 0.4%
Alaska Air Group, Inc.*	10,832	563,264
JetBlue Airways Corp.*	34,585	217,886
		781,150

Auto Components - 0.2%
Gentex Corp.	22,240	512,632

Automobiles - 0.2%
Thor Industries, Inc.	6,770	332,949

Biotechnology - 1.5%
United Therapeutics Corp.*	7,186	472,982
Vertex Pharmaceuticals, Inc.*	34,270	2,737,145
		3,210,127

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	25,632	992,983
Lennox International, Inc.	7,042	454,491
		1,447,474

Capital Markets - 2.3%
Affiliated Managers Group, Inc.*	8,192	1,342,997
Apollo Investment Corp	34,909	270,196
Eaton Vance Corp.	18,858	708,872
Federated Investors, Inc., Class B	14,600	400,186
Greenhill & Co., Inc	4,072	186,253
Janus Capital Group, Inc.	29,737	253,062
Raymond James Financial, Inc	17,570	755,159
SEI Investments Co.	20,736	589,524
Waddell & Reed Financial, Inc	13,348	580,638
		5,086,887

Chemicals - 2.7%
Albemarle Corp	13,679	852,065
Ashland, Inc	11,415	953,152
Cabot Corp	9,231	345,424

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Chemicals - Cont’d
Cytec Industries, Inc.	6,462	$473,342
Intrepid Potash, Inc.	8,390	159,830
Minerals Technologies, Inc.	5,401	223,277
NewMarket Corp	1,653	434,012
Olin Corp.	12,487	298,689
RPM International, Inc	20,582	657,389
Scotts Miracle-Gro Co.	5,978	288,797
Sensient Technologies Corp	7,698	311,538
The Valspar Corp.	12,697	821,115
		5,818,630

Commercial Banks - 4.2%
Associated Banc-Corp.	25,869	402,263
BancorpSouth, Inc.	12,906	228,436
Bank of Hawaii Corp	7,003	352,391
Cathay General Bancorp	11,282	229,589
City National Corp	7,402	469,065
Commerce Bancshares, Inc.	11,870	517,062
Cullen/Frost Bankers, Inc.	9,323	622,497
East West Bancorp, Inc	21,156	581,790
First Horizon National Corp.	37,469	419,653
First Niagara Financial Group, Inc.	54,979	553,638
FirstMerit Corp	25,636	513,489
Fulton Financial Corp	30,556	350,783
Hancock Holding Co.	13,070	393,015
International Bancshares Corp.	8,471	191,275
Prosperity Bancshares, Inc	7,255	375,736
Signature Bank*	7,341	609,450
SVB Financial Group*	7,002	583,407
Synovus Financial Corp.	122,544	357,828
TCF Financial Corp.	25,100	355,918
Trustmark Corp	10,432	256,419
Valley National Bancorp	30,650	290,255
Webster Financial Corp.	13,858	355,873
Westamerica Bancorporation	4,183	191,121
		9,200,953

Commercial Services & Supplies - 1.6%
Clean Harbors, Inc.*	8,368	422,835
Copart, Inc.*	16,562	510,110
Deluxe Corp.	7,930	274,773
Herman Miller, Inc	8,989	243,332
HNI Corp	6,922	249,677
Mine Safety Appliances Co.	4,787	222,835
Rollins, Inc.	10,259	265,708
RR Donnelley & Sons Co	28,090	393,541
The Brink’s Co.	7,464	190,407
TravelCenters of America LLC (b)*	60,000	10
Waste Connections, Inc.	19,171	788,695
		3,561,923

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Communications Equipment - 0.8%
Adtran, Inc	9,209	$226,633
Ciena Corp.*	15,700	304,894
InterDigital, Inc.	6,380	284,867
Plantronics, Inc.	6,665	292,727
Polycom, Inc.*	26,803	282,504
Riverbed Technology, Inc.*	25,384	394,975
		1,786,600

Computers & Peripherals - 1.0%
3D Systems Corp.*	14,398	632,072
Diebold, Inc	9,739	328,107
Lexmark International, Inc	9,727	297,354
NCR Corp.*	25,536	842,433
		2,099,966

Construction & Engineering - 0.9%
AECOM Technology Corp.*	16,129	512,741
Granite Construction, Inc	5,546	165,049
KBR, Inc	22,959	746,167
URS Corp	11,826	558,424
		1,982,381

Construction Materials - 0.5%
Eagle Materials, Inc	7,305	484,103
Martin Marietta Materials, Inc	7,134	702,128
		1,186,231

Containers & Packaging - 1.6%
AptarGroup, Inc.	10,360	571,976
Greif, Inc.	4,725	248,866
Packaging Corp. of America	15,237	746,003
Rock-Tenn Co.	11,173	1,115,959
Silgan Holdings, Inc.	7,055	331,303
Sonoco Products Co.	15,724	543,579
		3,557,686

Distributors - 0.5%
LKQ Corp.*	46,383	1,194,362

Diversified Consumer Services - 0.9%
Apollo Group, Inc.*	15,800	279,976
DeVry, Inc.	8,755	271,580
Matthews International Corp	4,284	161,507
Regis Corp.	8,716	143,117
Service Corp. International	32,879	592,808
Sotheby’s	10,559	400,292
Strayer Education, Inc	1,749	85,403
		1,934,683

Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	13,439	626,795
MSCI, Inc.*	18,752	623,879
		1,250,674

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - 0.3%
tw telecom, Inc.*	23,354	$657,182

Electric Utilities - 2.1%
Cleco Corp.	9,461	439,274
Great Plains Energy, Inc.	23,877	538,187
Hawaiian Electric Industries, Inc.	15,106	382,333
IDACORP, Inc	7,721	368,755
NV Energy, Inc	36,572	857,979
OGE Energy Corp	15,396	1,050,007
PNM Resources, Inc.	12,410	275,378
Westar Energy, Inc	19,709	629,900
		4,541,813

Electrical Equipment - 1.6%
Acuity Brands, Inc.	6,590	497,677
AMETEK, Inc.	37,828	1,600,124
General Cable Corp.	7,654	235,361
Hubbell, Inc., Class B	8,298	821,502
Regal-Beloit Corp.	6,932	449,471
		3,604,135

Electronic Equipment & Instruments - 1.9%
Arrow Electronics, Inc.*	16,325	650,551
Avnet, Inc.*	21,288	715,277
Ingram Micro, Inc.*	23,393	444,233
Itron, Inc.*	6,108	259,163
National Instruments Corp.	14,634	408,874
Tech Data Corp.*	5,815	273,828
Trimble Navigation Ltd.*	39,733	1,033,455
Vishay Intertechnology, Inc.*	20,314	282,162
		4,067,543

Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc.*	8,873	461,840
CARBO Ceramics, Inc.	3,058	206,201
Dresser-Rand Group, Inc.*	11,831	709,623
Dril-Quip, Inc.*	5,670	511,944
Helix Energy Solutions Group, Inc.*	15,163	349,356
Oceaneering International, Inc	16,806	1,213,393
Oil States International, Inc.*	8,537	790,868
Patterson-UTI Energy, Inc	22,745	440,229
Superior Energy Services, Inc.*	24,700	640,718
Tidewater, Inc	7,607	433,371
Unit Corp.*	6,734	286,734
		6,044,277

Food & Staples Retailing - 0.4%
Harris Teeter Supermarkets, Inc.	7,682	359,978
SUPERVALU, Inc.*	30,880	192,074
United Natural Foods, Inc.*	7,676	414,427
		966,479

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 2.4%
Dean Foods Co.*	28,997	$290,550
Flowers Foods, Inc.	26,513	584,601
Green Mountain Coffee Roasters, Inc.*	19,234	1,443,704
Hillshire Brands Co.	19,043	629,942
Ingredion, Inc.	12,034	789,671
Lancaster Colony Corp.	2,986	232,878
Post Holdings, Inc.*	5,031	219,653
Smithfield Foods, Inc.*	19,425	636,169
Tootsie Roll Industries, Inc	3,360	106,781
WhiteWave Foods Co.*	21,499	349,359
		5,283,308

Gas Utilities - 1.4%
Atmos Energy Corp.	14,065	577,509
National Fuel Gas Co.	12,978	752,075
Questar Corp.	27,191	648,506
UGI Corp.	17,683	691,582
WGL Holdings, Inc	8,041	347,532
		3,017,204

Health Care Equipment & Supplies - 2.3%
Hill-Rom Holdings, Inc	9,291	312,921
Hologic, Inc.*	41,831	807,338
IDEXX Laboratories, Inc.*	8,404	754,511
Masimo Corp	7,974	169,049
ResMed, Inc	22,096	997,193
STERIS Corp	9,156	392,609
Teleflex, Inc.	6,386	494,851
The Cooper Co.’s, Inc.	7,558	899,780
Thoratec Corp.*	8,870	277,720
		5,105,972

Health Care Providers & Services - 3.1%
Community Health Systems, Inc.	14,641	686,370
Health Management Associates, Inc.*	40,282	633,233
Health Net, Inc.*	12,203	388,299
Henry Schein, Inc.*	13,485	1,291,189
LifePoint Hospitals, Inc.*	7,361	359,511
Mednax, Inc.*	7,769	711,485
Omnicare, Inc	16,298	777,578
Owens & Minor, Inc.	9,877	334,139
Universal Health Services, Inc., Class B	13,855	927,731
VCA Antech, Inc.*	13,609	355,059
WellCare Health Plans, Inc.*	6,751	375,018
		6,839,612

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	27,534	356,290
HMS Holdings Corp.*	13,404	312,313
		668,603

Hotels, Restaurants & Leisure - 1.6%
Bally Technologies, Inc.*	5,966	336,602
Bob Evans Farms, Inc.	4,293	201,685
Brinker International, Inc.	10,899	429,748

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
Domino’s Pizza, Inc.	8,700	$505,905
International Speedway Corp	4,045	127,296
Life Time Fitness, Inc.*	6,116	306,473
Panera Bread Co.*	4,325	804,190
Scientific Games Corp.*	8,218	92,452
The Cheesecake Factory, Inc	7,703	322,679
Wendy’s Co.	43,359	252,783
WMS Industries, Inc.*	8,504	216,937
		3,596,750

Household Durables - 2.1%
Jarden Corp.*	15,698	686,787
KB Home	12,700	249,301
MDC Holdings, Inc.	5,977	194,312
Mohawk Industries, Inc.*	9,458	1,063,930
NVR, Inc.*	723	666,606
Tempur Sealy International, Inc.*	9,374	411,519
Toll Brothers, Inc.*	23,406	763,738
Tupperware Brands Corp	8,217	638,379
		4,674,572

Household Products - 1.0%
Church & Dwight Co., Inc.	21,465	1,324,605
Energizer Holdings, Inc.	9,668	971,731
		2,296,336

Industrial Conglomerates - 0.3%
Carlisle Co.’s, Inc	9,834	612,757

Insurance - 4.6%
Alleghany Corp.*	2,617	1,003,122
American Financial Group, Inc	11,732	573,812
Arthur J. Gallagher & Co.	19,689	860,212
Aspen Insurance Holdings Ltd	10,582	392,486
Brown & Brown, Inc.	18,345	591,443
Everest Re Group Ltd.	7,764	995,811
Fidelity National Financial, Inc	33,000	785,730
First American Financial Corp.	16,804	370,360
Hanover Insurance Group, Inc.	6,838	334,583
HCC Insurance Holdings, Inc.	15,491	667,817
Kemper Corp.	8,455	289,584
Mercury General Corp	5,582	245,385
Old Republic International Corp.	37,160	478,249
Primerica, Inc	7,043	263,690
Protective Life Corp	12,185	468,026
Reinsurance Group of America, Inc.	11,263	778,386
StanCorp Financial Group, Inc	6,892	340,534
WR Berkley Corp.	17,116	699,360
		10,138,590

Internet & Catalog Retail - 0.1%
HSN, Inc.	5,556	298,468

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet Software & Services - 1.3%
AOL, Inc.*	11,989	$437,359
Equinix, Inc.*	7,666	1,416,064
Monster Worldwide, Inc.*	18,741	92,018
Rackspace Hosting, Inc.*	17,069	646,744
ValueClick, Inc.*	10,960	270,493
		2,862,678

IT Services - 3.1%
Acxiom Corp.*	11,368	257,826
Alliance Data Systems Corp.*	7,641	1,383,250
Broadridge Financial Solutions, Inc.	18,764	498,747
Convergys Corp.	16,362	285,190
CoreLogic, Inc.*	14,836	343,750
DST Systems, Inc.	4,635	302,804
Gartner, Inc.*	14,562	829,888
Global Payments, Inc	12,122	561,491
Jack Henry & Associates, Inc.	13,268	625,321
Lender Processing Services, Inc.	13,219	427,635
Mantech International Corp.	3,690	96,383
NeuStar, Inc.*	10,184	495,757
VeriFone Systems, Inc.*	16,796	282,341
WEX, Inc.*	6,027	462,271
		6,852,654

Leisure Equipment & Products - 0.4%
Polaris Industries, Inc	9,930	943,350

Life Sciences - Tools & Services - 1.2%
Bio-Rad Laboratories, Inc.*	3,146	352,981
Charles River Laboratories International, Inc.*	7,616	312,485
Covance, Inc.*	8,680	660,895
Mettler-Toledo International, Inc.*	4,666	938,799
Techne Corp	5,393	372,549
		2,637,709

Machinery - 5.1%
AGCO Corp.	15,116	758,672
CLARCOR, Inc	7,640	398,884
Crane Co.	7,546	452,156
Donaldson Co., Inc.	21,000	748,860
Gardner Denver, Inc	7,643	574,601
Graco, Inc.	9,516	601,506
Harsco Corp.	12,555	291,150
IDEX Corp.	12,707	683,764
ITT Corp	13,967	410,770
Kennametal, Inc	12,198	473,648
Lincoln Electric Holdings, Inc.	12,884	737,867
Nordson Corp	8,789	609,166
Oshkosh Corp.*	13,667	518,936
SPX Corp	7,235	520,775
Terex Corp.*	17,273	454,280
Timken Co.	12,397	697,703
Trinity Industries, Inc.	12,183	468,315

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Valmont Industries, Inc.	3,657	$523,280
Wabtec Corp.	14,942	798,351
Woodward, Inc.	9,381	375,240
		11,097,924

Marine - 0.4%
Kirby Corp.*	8,816	701,225
Matson, Inc	6,642	166,050
		867,275

Media - 1.2%
AMC Networks, Inc.*	8,998	588,559
Cinemark Holdings, Inc.	15,753	439,824
DreamWorks Animation SKG, Inc.*	11,042	283,338
John Wiley & Sons, Inc	7,185	288,047
Lamar Advertising Co.*	8,529	370,158
Meredith Corp	5,534	263,972
New York Times Co.*	18,784	207,751
Scholastic Corp.	4,042	118,390
Valassis Communications, Inc.	6,028	148,228
		2,708,267

Metals & Mining - 1.4%
Carpenter Technology Corp.	6,888	310,442
Commercial Metals Co.	17,941	264,989
Compass Minerals International, Inc.	5,158	436,006
Reliance Steel & Aluminum Co	11,912	780,951
Royal Gold, Inc.	10,015	421,431
Steel Dynamics, Inc.	34,157	509,281
Worthington Industries, Inc.	8,243	261,385
		2,984,485

Multiline Retail - 0.2%
Big Lots, Inc.*	8,915	281,090
Saks, Inc.*	15,613	212,961
		494,051

Multi-Utilities - 1.1%
Alliant Energy Corp.	17,230	868,737
Black Hills Corp.	6,810	331,987
MDU Resources Group, Inc	29,331	759,966
Vectren Corp.	12,658	428,220
		2,388,910

Office Electronics - 0.2%
Zebra Technologies Corp.*	7,923	344,175

Oil, Gas & Consumable Fuels - 2.2%
Alpha Natural Resources, Inc.*	33,987	178,092
Arch Coal, Inc.	32,683	123,542
Bill Barrett Corp.*	7,456	150,760
Cimarex Energy Co	13,428	872,686
Energen Corp	11,218	586,253
HollyFrontier Corp	31,583	1,351,121
Rosetta Resources, Inc.*	9,489	403,472

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
SM Energy Co.	10,295	$617,494
World Fuel Services Corp.	11,281	451,014
		4,734,434

Paper & Forest Products - 0.3%
Domtar Corp.	5,221	347,196
Louisiana-Pacific Corp.*	21,449	317,231
		664,427

Pharmaceuticals - 0.5%
Endo Health Solutions, Inc.*	17,438	641,544
Mallinckrodt plc*	9,280	421,590
		1,063,134

Professional Services - 0.9%
Corporate Executive Board Co	5,139	324,888
FTI Consulting, Inc.*	6,288	206,812
Manpowergroup, Inc.	11,981	656,559
Towers Watson & Co	8,769	718,532
		1,906,791

Real Estate Investment Trusts - 9.2%
Alexandria Real Estate Equities, Inc.	10,941	719,043
American Campus Communities, Inc.	16,275	661,741
BioMed Realty Trust, Inc.	28,940	585,456
BRE Properties, Inc.	11,971	598,789
Camden Property Trust	13,178	911,127
Corporate Office Properties Trust	13,208	336,804
Corrections Corp. of America	17,896	606,138
Duke Realty Corp	49,965	778,954
Equity One, Inc.	9,520	215,438
Essex Property Trust, Inc.	5,902	937,946
Extra Space Storage, Inc	16,096	674,905
Federal Realty Investment Trust	10,134	1,050,693
Highwoods Properties, Inc	12,759	454,348
Home Properties, Inc	8,114	530,412
Hospitality Properties Trust	21,705	570,407
Kilroy Realty Corp	11,704	620,429
Liberty Property Trust	18,678	690,339
Mack-Cali Realty Corp.	12,941	316,925
National Retail Properties, Inc.	18,386	632,478
Omega Healthcare Investors, Inc.	18,042	559,663
Potlatch Corp.	6,221	251,577
Rayonier, Inc.	19,576	1,084,315
Realty Income Corp	30,481	1,277,764
Regency Centers Corp.	14,229	722,975
Senior Housing Properties Trust	29,106	754,719
SL Green Realty Corp	14,228	1,254,767
Taubman Centers, Inc.	9,905	744,361
UDR, Inc	38,948	992,785
Weingarten Realty Investors	17,408	535,644
		20,070,942

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.*	6,642	$264,019
Jones Lang LaSalle, Inc.	6,849	624,218
		888,237

Road & Rail - 1.2%
Con-way, Inc.	8,623	335,952
Genesee & Wyoming, Inc.*	7,692	652,589
JB Hunt Transport Services, Inc.	14,063	1,015,911
Landstar System, Inc.	7,240	372,860
Werner Enterprises, Inc.	6,882	166,338
		2,543,650

Semiconductors & Semiconductor Equipment - 2.0%
Atmel Corp.*	66,591	489,444
Cree, Inc.*	18,317	1,169,723
Cypress Semiconductor Corp.*	21,012	225,459
Fairchild Semiconductor International, Inc.*	19,561	269,942
Integrated Device Technology, Inc.*	22,639	179,754
International Rectifier Corp.*	10,653	223,074
Intersil Corp.	19,451	152,107
RF Micro Devices, Inc.*	43,052	230,328
Semtech Corp.*	10,484	367,254
Silicon Laboratories, Inc.*	5,946	246,224
Skyworks Solutions, Inc.*	29,563	647,134
SunEdison, Inc.*	35,620	291,015
		4,491,458

Software - 4.1%
ACI Worldwide, Inc.*	6,190	287,711
Advent Software, Inc.*	4,898	171,724
ANSYS, Inc.*	14,478	1,058,342
Cadence Design Systems, Inc.*	43,958	636,512
Commvault Systems, Inc.*	6,714	509,525
Compuware Corp.	33,152	343,123
Concur Technologies, Inc.*	7,111	578,693
FactSet Research Systems, Inc.	6,260	638,144
Fair Isaac Corp	5,466	250,507
Informatica Corp.*	16,788	587,244
Mentor Graphics Corp.	14,548	284,413
MICROS Systems, Inc.*	12,217	527,164
PTC, Inc.*	18,409	451,573
Rovi Corp.*	16,009	365,646
SolarWinds, Inc.*	9,516	369,316
Solera Holdings, Inc.	10,608	590,335
Synopsys, Inc.*	23,884	853,853
TIBCO Software, Inc.*	24,214	518,180
		9,022,005

Specialty Retail - 4.1%
Aaron’s, Inc	10,954	306,822
Advance Auto Parts, Inc	11,342	920,630
Aeropostale, Inc.*	12,194	168,277
American Eagle Outfitters, Inc	27,239	497,384
ANN, Inc.*	7,323	243,124
Ascena Retail Group, Inc.*	19,517	340,572

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Barnes & Noble, Inc.*	5,985	$95,521
Cabela’s, Inc.*	7,220	467,567
Chico’s FAS, Inc.	25,204	429,980
CST Brands, Inc.*	9,371	288,721
Dick’s Sporting Goods, Inc	15,562	779,034
Foot Locker, Inc.	23,209	815,332
Guess?, Inc.	9,444	293,047
Office Depot, Inc.*	44,774	173,275
Rent-A-Center, Inc.	8,964	336,598
Signet Jewelers Ltd	12,563	847,123
Tractor Supply Co.	10,840	1,274,892
Williams-Sonoma, Inc.	13,286	742,555
		9,020,454

Textiles, Apparel & Luxury Goods - 1.1%
Carter’s, Inc.	7,909	585,820
Deckers Outdoor Corp.*	5,297	267,551
Hanesbrands, Inc.	15,246	783,949
Under Armour, Inc.*	12,077	721,118
		2,358,438

Thrifts & Mortgage Finance - 0.6%
Astoria Financial Corp.	12,727	137,197
New York Community Bancorp, Inc.	68,478	958,692
Washington Federal, Inc.	16,200	305,856
		1,401,745

Tobacco - 0.1%
Universal Corp	3,591	207,739

Trading Companies & Distributors - 0.9%
GATX Corp	7,222	342,539
MSC Industrial Direct Co., Inc.	7,275	563,522
United Rentals, Inc.*	14,638	730,583
Watsco, Inc	4,621	387,979
		2,024,623

Water Utilities - 0.3%
Aqua America, Inc.	21,861	684,031

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	15,471	381,360

Total Equity Securities (Cost $154,090,238)		206,531,252

EXCHANGE TRADED PRODUCTS - 2.2%
SPDR S&P MidCap 400 ETF Trust	22,900	4,817,702

Total Exchange Traded Products (Cost $4,489,983)		4,817,702

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	PRINCIPAL
TIME DEPOSIT - 3.5%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.098%, 7/1/13	$7,668,840	$ 7,668,840

Total Time Deposit (Cost $7,668,840)		7,668,840

U.S. TREASURY OBLIGATIONS - 0.2%
United States Treasury Bills, 0.075%, 11/14/13^	500,000	499,858

Total U.S. Treasury Obligations (Cost $499,858)		499,858

TOTAL INVESTMENTS (Cost $166,748,919) - 100.1%		219,517,652
Other assets and liabilities, net - (0.1%)		(282,548)
NET ASSETS - 100%		$219,235,104

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,498,790 shares outstanding		$163,199,835
Class F: 50,671 shares outstanding		3,611,951
Undistributed net investment income		1,630,419
Accumulated net realized gain (loss)		(1,826,380)
Net unrealized appreciation (depreciation)		52,619,279

NET ASSETS		$219,235,104

NET ASSET VALUE PER SHARE
Class I (based on net assets of $214,836,583)		$85.98
Class F (based on net assets of $4,398,521)		$86.81

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 400 Index^	69	9/13	$7,989,510	($149,454)

(b) This security was valued by the Board of Directors. See Note A.

^ Futures collateralized by $500,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:

LLC: Limited Liability Corporation plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,667,511
Interest income	2,732
Total investment income	1,670,243

Expenses:
Investment advisory fee	315,075
Transfer agency fees and expenses	16,126
Administrative fees	105,025
Distribution Plan expenses:
Class F	3,555
Directors’ fees and expenses	18,112
Custodian fees	21,248
Reports to shareholders	9,302
Professional fees	23,545
Accounting fees	16,775
Contract services fees	25,921
Miscellaneous	7,848
Total expenses	562,532
Reimbursement from Advisor:
Class F	(1,061)
Net expenses	561,471

NET INVESTMENT INCOME	1,108,772

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,033,775
Futures	441,188
5,474,963

Change in unrealized appreciation (depreciation) on:
Investments	20,771,804
Futures	(141,706)
20,630,098

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,105,061

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$27,213,833

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,108,772	$2,207,705
Net realized gain (loss)	5,474,963	8,596,471
Change in unrealized appreciation (depreciation)	20,630,098	19,222,800

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	27,213,833	30,026,976

Distributions to shareholders from:
Net investment income:
Class I shares	—	(1,754,230)
Class F shares	—	(15,568)
Net realized gain:
Class I shares	—	(4,579,609)
Class F shares	—	(64,080)
Total distributions	—	(6,413,487)

Capital share transactions:
Shares sold:
Class I shares	15,604,763	11,388,693
Class F shares	1,508,902	1,170,611
Reinvestment of distributions:
Class I shares	—	6,333,839
Class F shares	—	79,648
Shares redeemed:
Class I shares	(16,437,350)	(30,769,083)
Class F shares	(203,391)	(529,292)
Total capital share transactions	472,924	(12,325,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,686,757	11,287,905

NET ASSETS
Beginning of period	191,548,347	180,260,442
End of period (including undistributed net investment income
of $1,630,419 and $521,647, respectively)	$219,235,104	$191,548,347

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	184,528	156,206
Class F shares	17,835	15,880
Reinvestment of distributions:
Class I shares	—	85,569
Class F shares	—	1,065
Shares redeemed:
Class I shares	(196,779)	(420,680)
Class F shares	(2,368)	(7,068)
Total capital share activity	3,216	(169,028)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to

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calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, securities valued at $10, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities**	$206,531,242	—	$10		$206,531,252
Exchange traded products	4,817,702	—	—		4,817,702
U.S. government obligations	—	$499,858	—		499,858
Other debt obligations	—	7,668,840	—		7,668,840
TOTAL	$211,348,944	$8,168,698	$10	*	$219,517,652

Other financial instruments***	($149,454)	—	—		($149,454)

* Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or

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loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counter-party credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period, the Portfolio invested in E-Mini S&P 400 Index futures. The volume of activity has varied throughout the period with a weighted average of 31 contracts and $897,493 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $54,059 was payable at period end. In addition, $52,627 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are .81% for Class F and .57% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $18,020 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.20% annually of the average daily net assets of Class F. Under the terms of the agreement, $699 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $10,109 for the six months ended June 30, 2013. Under the terms of the agreement, $1,351 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,146,306 and $12,219,570, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($6,028,554)
31-Dec-16	(4,284,740)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until

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expiration. The Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas MidCap Growth and CVP MidCap Value Portfolios may be limited under certain tax provisions.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$60,856,515
Unrealized (depreciation)	(8,203,479)
Net unrealized appreciation/(depreciation)	$52,653,036

Federal income tax cost of investments	$166,864,616

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013	(z)	.2012 (z)	2011 (z)
Net asset value, beginning	$75.22		$66.38	$68.39
Income from investment operations:
Net investment income	.44		.86	.59
Net realized and unrealized gain (loss)	10.32		10.58	(2.12)
Total from investment operations	10.76		11.44	(1.53)
Distributions from:
Net investment income	—		(.72)	(.48)
Net realized gain	—		(1.88)	—
Total distributions	—		(2.60)	(.48)
Total increase (decrease) in net asset value	10.76		8.84	(2.01)
Net asset value, ending	$85.98		$75.22	$66.38

Total return*	14.30%		17.31%	(2.24%)
Ratios to average net assets: A
Net investment income	1.06	% (a)	1.17%	.85%
Total expenses	.53	% (a)	.53%	.56%
Expenses before offsets	.53	% (a)	.53%	.55%
Net expenses	.53	% (a)	.53%	.55%
Portfolio turnover	6%		10%	16%
Net assets, ending (in thousands)	$214,837		$188,872	$178,563

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2010	(z)	2009	2008 (z)
Net asset value, beginning	$54.66		$40.39	$70.69
Income from investment operations:
Net investment income	.59		.60	.72
Net realized and unrealized gain (loss)	13.61		14.10	(24.89)
Total from investment operations	14.20		14.70	(24.17)
Distributions from:
Net investment income	(.47)		(.43)	(1.26)
Net realized gain	—		—	(4.87)
Total distributions	(.47)		(.43)	(6.13)
Total increase (decrease) in net asset value	13.73		14.27	(30.30)
Net asset value, ending	$68.39		$54.66	$40.39

Total return*	25.98%		36.38%	(36.63%)
Ratios to average net assets: A
Net investment income	1.00%		1.25%	1.27%
Total expenses	.59%		.57%	.55%
Expenses before offsets	.55%		.55%	.55%
Net expenses	.55%		.55%	.55%
Portfolio turnover	17%		16%	22%
Net assets, ending (in thousands)	$177,819		$103,825	$84,665

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$76.04		$67.03	$69.00
Income from investment operations:
Net investment income	.35		.71	.44
Net realized and unrealized gain (loss)	10.42		10.64	(2.14)
Total from investment operations	10.77		11.35	(1.70)
Distributions from:
Net investment income	—		(.46)	(.27)
Net realized gain	—		(1.88)	—
Total distributions	—		(2.34)	(.27)
Total increase (decrease) in net asset value	10.77		9.01	(1.97)
Net asset value, ending	$86.81		$76.04	$67.03

Total return*	14.16%		16.99%	(2.47%)
Ratios to average net assets: A
Net investment income	.83	% (a)	.95%	.63%
Total expenses	.86	% (a)	.86%	.93%
Expenses before offsets	.80	% (a)	.80%	.79%
Net expenses	.80	% (a)	.80%	.79%
Portfolio turnover	6%		10%	16%
Net assets, ending (in thousands)	$4,399		$2,677	$1,698

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2010	(z)	2009	2008 (z)
Net asset value, beginning	$55.10		$40.65	$70.66
Income from investment operations:
Net investment income	.46		.43	.66
Net realized and unrealized gain (loss)	13.70		14.25	(24.90)
Total from investment operations	14.16		14.68	(24.24)
Distributions from:
Net investment income	(.26)		(.23)	(.90)
Net realized gain	—		—	(4.87)
Total distributions	(.26)		(.23)	(5.77)
Total increase (decrease) in net asset value	13.90		14.45	(30.01)
Net asset value, ending	$69.00		$55.10	$40.65

Total return*	25.70%		36.12%	(36.76%)
Ratios to average net assets: A
Net investment income	.77%		.98%	1.26%
Total expenses	1.02%		1.90%	.79%
Expenses before offsets	.79%		.79%	.78%
Net expenses	.79%		.79%	.78%
Portfolio turnover	17%		16%	22%
Net assets, ending (in thousands)	$1,183		$523	$104

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP Nasdaq 100 Index Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP NASDAQ 100 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem

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AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.13)
Six month*	9.67%
One year	12.07%
Five year	9.99%
Ten year	9.30%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert. com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.63%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 4

concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	17.5%
Consumer Staples	4.6%
Exchange Traded Products	1.1%
Government	0.3%
Health Care	12.6%
Industrials	2.0%
Information Technology	58.0%
Materials	0.4%
Short-Term Investments	2.4%
Telecommunication Services	1.1%
Total	100%

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,096.71	$3.24

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.71	$3.12

* Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS JUNE 30, 2013

EQUITY SECURITIES - 96.2%	SHARES	VALUE
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc	3,168	$178,390
Expeditors International of Washington, Inc.	4,056	154,169
		332,559

Beverages - 0.3%
Monster Beverage Corp.*	3,256	197,867

Biotechnology - 8.8%
Alexion Pharmaceuticals, Inc.*	3,834	353,648
Amgen, Inc.	14,745	1,454,742
Biogen Idec, Inc.*	4,667	1,004,338
Celgene Corp.*	8,185	956,908
Gilead Sciences, Inc.*	29,900	1,531,179
Regeneron Pharmaceuticals, Inc.*	1,874	421,425
Vertex Pharmaceuticals, Inc.*	4,343	346,876
		6,069,116

Chemicals - 0.3%
Sigma-Aldrich Corp.	2,366	190,132

Commercial Services & Supplies - 0.3%
Stericycle, Inc.*	1,691	186,737

Communications Equipment - 6.8%
Cisco Systems, Inc.	104,826	2,548,320
F5 Networks, Inc.*	1,544	106,227
QUALCOMM, Inc.	33,960	2,074,277
		4,728,824

Computers & Peripherals - 12.9%
Apple, Inc.	18,424	7,297,378
Dell, Inc.	34,147	455,862
NetApp, Inc.*	7,079	267,445
SanDisk Corp.*	4,750	290,225
Seagate Technology plc	7,049	316,007
Western Digital Corp	4,647	288,532
		8,915,449

Food & Staples Retailing - 1.9%
Costco Wholesale Corp	8,556	946,037
Whole Foods Market, Inc.	7,280	374,774
		1,320,811

Food Products - 2.4%
Kraft Foods Group, Inc.	11,638	650,215
Mondelez International, Inc	35,036	999,577
		1,649,792

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 0.7%
DENTSPLY International, Inc.	2,806	$114,934
Intuitive Surgical, Inc.*	789	399,692
		514,626

Health Care Providers & Services - 1.9%
Catamaran Corp.*	4,035	196,585
Express Scripts Holding Co.*	16,076	991,729
Henry Schein, Inc.*	1,720	164,690
		1,353,004

Health Care Technology - 0.5%
Cerner Corp.*	3,383	325,072

Hotels, Restaurants & Leisure - 1.8%
Starbucks Corp.	14,717	963,816
Wynn Resorts Ltd	1,982	253,696
		1,217,512

Household Durables - 0.2%
Garmin Ltd	3,842	138,927

Internet & Catalog Retail - 5.6%
Amazon.com, Inc.*	8,936	2,481,438
Expedia, Inc.	2,408	144,841
Liberty Interactive Corp.*	9,841	226,442
Netflix, Inc.*	1,100	232,199
priceline.com, Inc.*	980	810,587
		3,895,507

Internet Software & Services - 11.9%
Akamai Technologies, Inc.*	3,486	148,329
Baidu, Inc. (ADR)*	5,394	509,895
eBay, Inc.*	25,464	1,316,998
Equinix, Inc.*	959	177,147
Facebook, Inc.*	34,379	854,662
Google, Inc.*	5,324	4,687,090
Yahoo!, Inc.*	21,284	534,441
		8,228,562

IT Services - 2.2%
Automatic Data Processing, Inc.	9,526	655,960
Cognizant Technology Solutions Corp.*	5,928	371,152
Fiserv, Inc.*	2,623	229,277
Paychex, Inc	7,144	260,899
		1,517,288

Leisure Equipment & Products - 0.4%
Mattel, Inc.	6,767	306,613

Life Sciences - Tools & Services - 0.3%
Life Technologies Corp.*	3,347	247,711

Machinery - 0.5%
PACCAR, Inc.	6,943	372,561

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - 7.4%
Comcast Corp	41,832	$ 1,751,924
DIRECTV*	10,962	675,478
Discovery Communications, Inc.*	2,851	220,126
Liberty Global plc*	2,776	205,646
Liberty Media Corp.*	2,167	274,689
Sirius XM Radio, Inc.	125,474	420,338
Twenty-First Century Fox, Inc.	29,786	971,024
Viacom, Inc., Class B	8,517	579,582
		5,098,807

Metals & Mining - 0.1%
Randgold Resources Ltd. (ADR)	1,005	64,370

Multiline Retail - 0.4%
Dollar Tree, Inc.*	4,398	223,595
Sears Holdings Corp.*	2,090	87,947
		311,542

Pharmaceuticals - 0.3%
Mylan, Inc.*	7,499	232,694

Professional Services - 0.3%
Verisk Analytics, Inc.*	3,303	197,189

Semiconductors & Semiconductor Equipment - 8.4%
Altera Corp.	6,280	207,177
Analog Devices, Inc.	6,010	270,811
Applied Materials, Inc	23,569	351,414
Avago Technologies Ltd	4,838	180,844
Broadcom Corp.	10,174	343,474
Intel Corp.	97,540	2,362,419
KLA-Tencor Corp.	3,264	181,903
Linear Technology Corp.	4,568	168,285
Maxim Integrated Products, Inc	5,745	159,596
Microchip Technology, Inc	3,837	142,928
Micron Technology, Inc.*	20,068	287,575
NVIDIA Corp.	12,273	172,190
Texas Instruments, Inc	21,686	756,191
Xilinx, Inc.	5,138	203,516
		5,788,323

Software - 15.9%
Activision Blizzard, Inc.	21,874	311,923
Adobe Systems, Inc.*	9,797	446,351
Autodesk, Inc.*	4,392	149,064
BMC Software, Inc.*	2,807	126,708
CA, Inc.	8,955	256,382
Check Point Software Technologies Ltd.*	3,863	191,914
Citrix Systems, Inc.*	3,661	220,868
Intuit, Inc.	5,817	355,012
Microsoft Corp.	163,910	5,659,812
Nuance Communications, Inc.*	6,212	114,177
Oracle Corp.	92,297	2,835,364
Symantec Corp.	13,536	304,154
		10,971,729

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - 1.5%
Bed Bath & Beyond, Inc.*	4,297	$ 304,657
O’Reilly Automotive, Inc.*	2,187	246,300
Ross Stores, Inc	4,318	279,850
Staples, Inc	13,036	206,751
		1,037,558

Textiles, Apparel & Luxury Goods - 0.2%
Fossil Group, Inc.*	1,166	120,459

Trading Companies & Distributors - 0.4%
Fastenal Co.	5,826	267,122

Wireless Telecommunication Services - 1.1%
SBA Communications Corp.*	2,494	184,855
Vodafone Group plc (ADR)	19,343	555,918
		740,773

Total Equity Securities (Cost $45,918,439)		66,539,236

EXCHANGE TRADED PRODUCTS - 1.2%
Powershares QQQ Trust, Series 1	11,200	797,552

Total Exchange Traded Products (Cost $804,272)		797,552

	PRINCIPAL
TIME DEPOSIT - 2.4%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$1,684,773	1,684,773

Total Time Deposit (Cost $1,684,773)		1,684,773

U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills, 0.075%, 11/14/13^	200,000	199,943

Total U.S. Treasury Obligations (Cost $199,943)		199,943

TOTAL INVESTMENTS (Cost $48,607,427) - 100.1%		69,221,504
Other assets and liabilities, net - (0.1%)		(88,043)
NET ASSTS - 100%		$69,133,461

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,935,285 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$46,469,616
Undistributed net investment income	366,926
Accumulated net realized gain (loss)	1,740,277
Net unrealized appreciation (depreciation)	20,556,642

NET ASSETS	$69,133,461

NET ASSET VALUE PER SHARE	$35.72

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	35	9/13	$2,030,875	($57,435)

^ Futures collateralized by $200,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$461,216
Interest income	924
Total investment income	462,140

Expenses:
Investment advisory fee	117,952
Transfer agency fees and expenses	4,529
Accounting fees	5,384
Directors’ fees and expenses	5,817
Administrative fees	33,700
Custodian fees	6,196
Reports to shareholders	6,516
Professional fees	13,295
Licensing fees	10,000
Miscellaneous	9,946
Total expenses	213,335

NET INVESTMENT INCOME	248,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,349,533
Futures	180,059
1,529,592

Change in unrealized appreciation (depreciation) on:
Investments	4,547,960
Futures	(18,550)
4,529,410

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,059,002

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,307,807

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$ 248,805	$ 523,280
Net realized gain (loss)	1,529,592	1,892,868
Change in unrealized appreciation (depreciation)	4,529,410	7,121,473

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,307,807	9,537,621

Distributions to shareholders from:
Net investment income	—	(440,448)
Net realized gain	—	(3,780,270)
Total distributions	—	(4,220,718)

Capital share transactions:
Shares sold	3,887,962	10,965,871
Reinvestment of distributions	—	4,220,718
Shares redeemed	(5,751,683)	(9,797,966)
Total capital share transactions	(1,863,721)	5,388,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,444,086	10,705,526

NET ASSETS
Beginning of period	64,689,375	53,983,849
End of period (including undistributed net investment
income of $366,926 and $118,121, respectively)	$69,133,461	$64,689,375

CAPITAL SHARE ACTIVITY
Shares sold	113,714	317,110
Reinvestment of distributions	—	132,311
Shares redeemed	(164,615)	(282,998)
Total capital share activity	(50,901)	166,423

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price

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that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$66,539,236	—	—	$66,539,236
Exchange traded products	797,552	—	—	797,552
U.S. government obligations	—	$199,943	—	199,943
Other debt obligations	—	1,684,773	—	1,684,773
TOTAL	$67,336,788	$1,884,716	—	$69,221,504

Other financial instruments**	($57,435)	—	—	($57,435)

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for finan-cial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the

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contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position.

During the period, the Portfolio invested in E-Mini NASDAQ 100 Index futures. The Portfolio’s futures contracts at period end, as presented in the Statement of Net Assets, are generally indicative of the volume of futures contract activity during the period.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $18,188 was payable at period end. In addition, $22,858 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .69%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,196 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,854 for the six months ended June 30, 2013. Under terms of the agreement, $434 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $5,034,867 and $6,420,987, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$20,914,329
Unrealized (depreciation)	(495,336)
Net unrealized appreciation/(depreciation)	$20,418,993

Federal income tax cost of investments	$48,802,511

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$32.57		$29.67	$30.46
Income from investment operations:
Net investment income	.13		.28	.09
Net realized and unrealized gain (loss)	3.02		4.90	.83
Total from investment operations	3.15		5.18	.92
Distributions from:
Net investment income	—		(.24)	(.09)
Net realized gain	—		(2.04)	(1.62)
Total distributions	—		(2.28)	(1.71)
Total increase (decrease) in net asset value	3.15		2.90	(.79)
Net asset value, ending	$35.72		$32.57	$29.67

Total return*	9.67%		17.62%	3.02%
Ratios to average net assets: A
Net investment income	.73	% (a)	.84%	.27%
Total expenses	.62	% (a)	.63%	.67%
Expenses before offsets	.62	% (a)	.63%	.65%
Net expenses	.62	% (a)	.63%	.65%
Portfolio turnover	8%		17%	23%
Net assets, ending (in thousands)	$69,133		$64,689	$53,984

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$25.51		$16.63	$28.64
Income from investment operations:
Net investment income	.06		.02	.03
Net realized and unrealized gain (loss)	4.94		8.88	(12.01)
Total from investment operations	5.00		8.90	(11.98)
Distributions from:
Net investment income	(.05)		(.02)	(.03)
Total distributions	(.05)		(.02)	(.03)
Total increase (decrease) in net asset value	4.95		8.88	(12.01)
Net asset value, ending	$30.46		$25.51	$16.63

Total return*	19.61%		53.51%	(41.81%)
Ratios to average net assets: A
Net investment income	.33%		.09%	.06%
Total expenses	.68%		.74%	.80%
Expenses before offsets	.65%		.65%	.65%
Net expenses	.65%		.65%	.65%
Portfolio turnover	26%		10%	12%
Net assets, ending (in thousands)	$60,435		$25,637	$17,189

See notes to financial highlights.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 21

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 22

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 24

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 25

Calvert VP Russell 2000 Small Cap Index Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 6.30.13)
	Class I	Class F
Six month**	15.42%	15.30%
One year	23.27%	23.03%
Five year	8.04%	7.83%
Ten year	8.82%	8.61%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.73%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

**Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	13.6%
Consumer Staples	3.5%
Energy	5.2%
Exchange Traded Products	3.9%
Financials	21.5%
Government	0.3%
Health Care	11.4%
Industrials	14.0%
Information Technology	15.7%
Materials	4.5%
Short-Term Investments	2.7%
Telecommunication Services	0.7%
Utilities	3.0%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 6

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Class I
Actual	$1,000.00	$1,154.19	$3.78

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.29	$3.54

Class F
Actual	$1,000.00	$1,153.16	$4.88

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.26	$4.58

* Expenses are equal to the Fund’s annualized expense ratio of 0.71% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS JUNE 30, 2013

EQUITY SECURITIES - 93.2%	SHARES	VALUE
Aerospace & Defense - 1.5%
AAR Corp	3,414	$75,040
Aerovironment, Inc.*	1,447	29,200
American Science & Engineering, Inc	703	39,368
API Technologies Corp.*	2,912	8,154
Astronics Corp.*	1,083	44,262
Cubic Corp.	1,711	82,299
Curtiss-Wright Corp	4,038	149,648
DigitalGlobe, Inc.*	6,423	199,177
Ducommun, Inc.*	914	19,432
Engility Holdings, Inc.*	1,480	42,062
Erickson Air-Crane, Inc.*	325	6,113
Esterline Technologies Corp.*	2,697	194,966
GenCorp, Inc.*	5,118	83,219
HEICO Corp.	4,577	230,543
Innovative Solutions & Support, Inc.	1,085	6,944
Kratos Defense & Security Solutions, Inc.*	3,789	24,553
LMI Aerospace, Inc.*	916	17,166
Moog, Inc.*	3,982	205,192
National Presto Industries, Inc	420	30,253
Orbital Sciences Corp.*	5,042	87,579
Sparton Corp.*	882	15,206
Taser International, Inc.*	4,416	37,624
Teledyne Technologies, Inc.*	3,222	249,222
The Keyw Holding Corp.*	2,749	36,424
		1,913,646

Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc.*	4,743	31,351
Atlas Air Worldwide Holdings, Inc.*	2,227	97,454
Echo Global Logistics, Inc.*	1,329	25,902
Forward Air Corp.	2,539	97,193
HUB Group, Inc.*	3,189	116,143
Pacer International, Inc.*	3,629	22,899
Park-Ohio Holdings Corp.*	726	23,943
UTi Worldwide, Inc.	7,825	128,878
XPO Logistics, Inc.*	1,587	28,709
		572,472

Airlines - 0.6%
Allegiant Travel Co.	1,330	140,967
Hawaiian Holdings, Inc.*	4,528	27,666
JetBlue Airways Corp.*	20,251	127,581
Republic Airways Holdings, Inc.*	4,602	52,141
Skywest, Inc.	4,346	58,845
Spirit Airlines, Inc.*	5,200	165,204
US Airways Group, Inc.*	14,122	231,883
		804,287

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc.*	6,004	$111,854
Cooper Tire & Rubber Co.	5,462	181,175
Dana Holding Corp	12,662	243,870
Dorman Products, Inc.	2,205	100,614
Drew Industries, Inc.	1,976	77,696
Exide Technologies*	6,612	840
Federal-Mogul Corp.:
Common*	1,665	17,000
Rights*	1,665	283
Fuel Systems Solutions, Inc.*	1,211	21,665
Gentherm, Inc.*	2,882	53,519
Modine Manufacturing Co.*	4,047	44,031
Remy International, Inc.	1,208	22,433
Shiloh Industries, Inc.	483	5,042
Spartan Motors, Inc.	3,414	20,894
Standard Motor Products, Inc	1,820	62,499
Stoneridge, Inc.*	2,174	25,305
Superior Industries International, Inc.	2,023	34,816
Tenneco, Inc.*	5,246	237,539
Tower International, Inc.*	681	13,477
		1,274,552

Automobiles - 0.0%
Winnebago Industries, Inc.*	2,545	53,420

Beverages - 0.1%
Coca Cola Bottling Co. Consolidated	436	26,662
Craft Brew Alliance, Inc.*	855	7,045
National Beverage Corp.	1,154	20,160
The Boston Beer Company, Inc.*	711	121,325
		175,192

Biotechnology - 3.4%
ACADIA Pharmaceuticals, Inc.*	6,043	109,680
Achillion Pharmaceuticals, Inc.*	8,327	68,115
Acorda Therapeutics, Inc.*	3,610	119,094
Aegerion Pharmaceuticals, Inc.*	2,503	158,540
Agenus, Inc.*	2,052	7,777
Alnylam Pharmaceuticals, Inc.*	4,881	151,360
AMAG Pharmaceuticals, Inc.*	1,838	40,895
Amicus Therapeutics, Inc.*	2,714	6,324
Anacor Pharmaceuticals, Inc.*	2,185	12,214
Arena Pharmaceuticals, Inc.*	18,780	144,606
Arqule, Inc.*	5,260	12,203
Array Biopharma, Inc.*	10,324	46,871
Astex Pharmaceuticals, Inc.*	8,384	34,458
AVEO Pharmaceuticals, Inc.*	3,503	8,758
Biotime, Inc.*	3,184	12,609
Cell Therapeutics, Inc.*	9,713	10,199
Celldex Therapeutics, Inc.*	7,149	111,596
Cepheid, Inc.*	5,907	203,319
Chelsea Therapeutics International Ltd.*	5,785	13,306

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
ChemoCentryx, Inc.*	2,120	$29,977
Chimerix, Inc.*	732	17,744
Clovis Oncology, Inc.*	1,230	82,385
Coronado Biosciences, Inc.*	1,792	15,411
Curis, Inc.*	6,491	20,706
Cytokinetics, Inc.*	2,136	24,714
Cytori Therapeutics, Inc.*	4,706	10,824
Dendreon Corp.*	13,865	57,124
Durata Therapeutics, Inc.*	750	5,400
Dyax Corp.*	9,064	31,361
Dynavax Technologies Corp.*	15,554	17,109
Emergent Biosolutions, Inc.*	2,331	33,613
Enanta Pharmaceuticals, Inc.*	314	5,561
Enzon Pharmaceuticals, Inc.	3,403	6,806
Epizyme, Inc.*	510	14,346
Exact Sciences Corp.*	5,655	78,661
Exelixis, Inc.*	16,302	74,011
Fibrocell Science, Inc.*	1,454	8,898
Galena Biopharma, Inc.*	7,198	15,980
Genomic Health, Inc.*	1,445	45,821
Geron Corp.*	10,723	16,083
GTx, Inc.*	2,343	15,464
Halozyme Therapeutics, Inc.*	8,079	64,147
Hyperion Therapeutics, Inc.*	724	15,928
Idenix Pharmaceuticals, Inc.*	7,999	28,876
Immunogen, Inc.*	7,409	122,915
Immunomedics, Inc.*	6,814	37,068
Infinity Pharmaceuticals, Inc.*	4,129	67,096
Insmed, Inc.*	2,436	29,135
Insys Therapeutics, Inc.*	437	6,048
Intercept Pharmaceuticals, Inc.*	541	24,258
InterMune, Inc.*	7,188	69,149
Ironwood Pharmaceuticals, Inc.*	8,024	79,839
Isis Pharmaceuticals, Inc.*	9,685	260,236
Keryx Biopharmaceuticals, Inc.*	7,220	53,933
KYTHERA Biopharmaceuticals, Inc.*	879	23,777
Lexicon Pharmaceuticals, Inc.*	17,874	38,787
Ligand Pharmaceuticals, Inc., Class B*	1,536	57,477
MannKind Corp.*	12,827	83,375
MEI Pharma, Inc.*	828	5,904
Merrimack Pharmaceuticals, Inc.*	7,836	52,736
MiMedx Group, Inc.*	7,262	51,270
Momenta Pharmaceuticals, Inc.*	4,217	63,508
Nanosphere, Inc.*	3,621	11,116
Neurocrine Biosciences, Inc.*	5,970	79,879
NewLink Genetics Corp.*	1,456	28,712
Novavax, Inc.*	10,291	21,097
NPS Pharmaceuticals, Inc.*	8,652	130,645
OncoGenex Pharmaceutical, Inc.*	1,309	12,828
Opko Health, Inc.*	12,260	87,046
Orexigen Therapeutics, Inc.*	8,161	47,742
Osiris Therapeutics, Inc.*	1,745	17,572

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
OvaScience, Inc.*	773	$10,613
PDL BioPharma, Inc.	12,211	94,269
Peregrine Pharmaceuticals, Inc.*	11,824	15,253
Portola Pharmaceuticals, Inc.*	835	20,516
Progenics Pharmaceuticals, Inc.*	4,041	18,023
Prothena Corp. plc*	1,024	13,220
Puma Biotechnology, Inc.*	1,910	84,747
Raptor Pharmaceutical Corp.*	4,911	45,918
Receptos, Inc.*	498	9,905
Regulus Therapeutics, Inc.*	1,151	11,291
Repligen Corp.*	2,777	22,882
Rigel Pharmaceuticals, Inc.*	7,590	25,351
Sangamo Biosciences, Inc.*	4,682	36,566
Sarepta Therapeutics, Inc.*	2,752	104,714
SIGA Technologies, Inc.*	2,826	8,026
Spectrum Pharmaceuticals, Inc.	5,050	37,673
Stemline Therapeutics, Inc.*	789	18,810
Sunesis Pharmaceuticals, Inc.*	2,400	12,504
Synageva BioPharma Corp.*	1,473	61,866
Synergy Pharmaceuticals, Inc.*	6,947	30,011
Synta Pharmaceuticals Corp.*	3,342	16,677
Targacept, Inc.*	2,414	10,308
TESARO, Inc.*	1,154	37,782
Tetraphase Pharmaceuticals, Inc.*	993	6,981
TG Therapeutics, Inc.*	1,102	7,042
Threshold Pharmaceuticals, Inc.*	4,048	21,292
Trius Therapeutics, Inc.*	3,210	26,065
Vanda Pharmaceuticals, Inc.*	2,587	20,903
Verastem, Inc.*	1,244	17,267
Vical, Inc.*	7,213	22,577
XOMA Corp.*	6,130	22,252
ZIOPHARM Oncology, Inc.*	5,687	11,943
		4,475,269

Building Products - 0.7%
AAON, Inc.	1,579	52,233
American Woodmark Corp.*	938	32,549
Apogee Enterprises, Inc	2,456	58,944
Builders FirstSource, Inc.*	3,852	23,035
Gibraltar Industries, Inc.*	2,647	38,540
Griffon Corp	3,918	44,078
Insteel Industries, Inc	1,631	28,575
NCI Building Systems, Inc.*	1,877	28,699
Nortek, Inc.*	776	49,998
Patrick Industries, Inc.*	575	11,954
PGT, Inc.*	2,861	24,805
Ply Gem Holdings, Inc.*	1,362	27,322
Quanex Building Products Corp	3,310	55,740
Simpson Manufacturing Co., Inc	3,602	105,971
Trex Co., Inc.*	1,482	70,380

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Building Products - Cont’d
Universal Forest Products, Inc.	1,697	$67,744
USG Corp.*	6,671	153,767
		874,334

Capital Markets - 2.5%
Apollo Investment Corp	19,381	150,009
Arlington Asset Investment Corp.	1,267	33,880
BGC Partners, Inc.	10,956	64,531
BlackRock Kelso Capital Corp	6,249	58,491
Calamos Asset Management, Inc	1,559	16,370
Capital Southwest Corp.	264	36,387
CIFC Corp.*	974	7,354
Cohen & Steers, Inc.	1,662	56,475
Cowen Group, Inc.*	8,421	24,421
Diamond Hill Investment Group, Inc.	250	21,263
Evercore Partners, Inc.	2,727	107,117
FBR & Co.*	825	20,840
Fidus Investment Corp.	1,213	22,695
Fifth Street Finance Corp.	10,648	111,272
Financial Engines, Inc	4,217	192,253
FXCM, Inc.	3,154	51,757
GAMCO Investors, Inc.	520	28,813
Garrison Capital, Inc.	518	7,988
GFI Group, Inc.	5,807	22,705
Gladstone Capital Corp.	2,184	17,843
Gladstone Investment Corp.	2,292	16,846
Golub Capital BDC, Inc	2,989	52,309
Greenhill & Co., Inc	2,431	111,194
GSV Capital Corp.*	1,740	13,676
Hannon Armstrong Sustainable Infrastructure Capital, Inc.*	1,271	15,099
Hercules Technology Growth Capital, Inc	5,385	75,067
HFF, Inc	2,937	52,190
Horizon Technology Finance Corp	563	7,736
ICG Group, Inc.*	3,171	36,149
Intl. FCStone, Inc.*	1,181	20,608
Investment Technology Group, Inc.*	3,390	47,392
Janus Capital Group, Inc.	12,867	109,498
JMP Group, Inc	1,155	7,669
KCAP Financial, Inc.	2,250	25,335
Knight Capital Group, Inc.*	14,709	52,805
Ladenburg Thalmann Financial Services, Inc.*	8,462	13,962
Main Street Capital Corp	2,999	83,042
Manning & Napier, Inc	1,043	18,524
MCG Capital Corp	6,694	34,876
Medallion Financial Corp.	1,611	22,409
Medley Capital Corp.	2,475	33,611
MVC Capital, Inc	2,126	26,766
New Mountain Finance Corp.	2,701	38,246
NGP Capital Resources Co	2,245	13,762
Oppenheimer Holdings, Inc.	932	17,745

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Capital Markets - Cont’d
PennantPark Floating Rate Capital Ltd	888	$ 12,556
PennantPark Investment Corp.	5,831	64,433
Piper Jaffray Co.’s*	1,472	46,530
Prospect Capital Corp	20,976	226,541
Pzena Investment Management, Inc.	491	3,201
Safeguard Scientifics, Inc.*	1,902	30,527
Solar Capital Ltd	3,961	91,459
Solar Senior Capital Ltd	800	14,728
Stellus Capital Investment Corp.	1,039	15,637
Stifel Financial Corp.*	5,499	196,149
SWS Group, Inc.*	2,652	14,453
TCP Capital Corp.	2,240	37,565
THL Credit, Inc.	2,269	34,466
TICC Capital Corp.	4,231	40,702
Triangle Capital Corp.	2,291	63,025
Virtus Investment Partners, Inc.*	500	88,135
Walter Investment Management Corp.*	3,180	107,516
Westwood Holdings Group, Inc.	603	25,881
WhiteHorse Finance, Inc.	588	9,261
WisdomTree Investments, Inc.*	8,663	100,231
		3,221,976

Chemicals - 2.1%
ADA-ES, Inc.*	811	34,159
American Pacific Corp.*	510	14,458
American Vanguard Corp.	2,506	58,716
Arabian American Development Co.*	1,798	15,643
Axiall Corp	6,019	256,289
Balchem Corp.	2,635	117,916
Calgon Carbon Corp.*	4,914	81,966
Chase Corp.	526	11,761
Chemtura Corp.*	8,478	172,103
Ferro Corp.*	6,247	43,417
Flotek Industries, Inc.*	4,103	73,608
FutureFuel Corp.	1,874	26,555
GSE Holding, Inc.*	707	4,094
H.B. Fuller Co.	4,339	164,058
Hawkins, Inc	759	29,897
Innophos Holdings, Inc.	1,962	92,548
Innospec, Inc.	1,948	78,271
Intrepid Potash, Inc.	4,719	89,897
KMG Chemicals, Inc	568	11,985
Koppers Holdings, Inc.	1,798	68,648
Kraton Performance Polymers, Inc.*	2,903	61,544
Landec Corp.*	2,282	30,145
LSB Industries, Inc.*	1,588	48,291
Minerals Technologies, Inc.	3,006	124,268
Olin Corp.	6,924	165,622
OM Group, Inc.*	2,757	85,246
Omnova Solutions, Inc.*	3,910	31,319
Penford Corp.*	829	11,100
PolyOne Corp	8,569	212,340

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Chemicals - Cont’d
Quaker Chemical Corp	1,166	$ 72,304
Schulman A, Inc.	2,537	68,042
Sensient Technologies Corp	4,390	177,663
Stepan Co.	1,626	90,422
Taminco Corp.*	1,362	27,771
Tredegar Corp.	2,145	55,125
Zep, Inc.	1,900	30,077
Zoltek Co.’s, Inc.*	2,577	33,269
		2,770,537

Commercial Banks - 6.5%
1st Source Corp.	1,417	33,668
1st United Bancorp, Inc	2,033	13,662
Access National Corp	665	8,632
American National Bankshares, Inc.	705	16,384
Ameris Bancorp*	2,059	34,694
Ames National Corp.	756	17,207
Arrow Financial Corp.	947	23,438
Bancfirst Corp	651	30,304
Banco Latinoamericano de Exportaciones SA	2,403	53,803
Bancorp, Inc.*	2,605	39,049
BancorpSouth, Inc.	8,208	145,282
Bank of Kentucky Financial Corp	473	13,452
Bank of Marin Bancorp	545	21,800
Bank of the Ozarks, Inc.	2,630	113,958
Banner Corp.	1,639	55,382
Bar Harbor Bankshares	350	12,792
BBCN Bancorp, Inc.	6,810	96,838
BNC Bancorp	1,580	18,044
Boston Private Financial Holdings, Inc	6,538	69,564
Bridge Bancorp, Inc.	653	14,692
Bridge Capital Holdings*	752	11,927
Bryn Mawr Bank Corp.	1,004	24,026
C&F Financial Corp	289	16,106
Camden National Corp.	710	25,184
Capital Bank Financial Corp.*	2,138	40,601
Capital City Bank Group, Inc.*	1,232	14,205
Cardinal Financial Corp	2,513	36,790
Cascade Bancorp*	500	3,105
Cathay General Bancorp	6,801	138,400
Center Bancorp, Inc	993	12,601
Centerstate Banks of Florida, Inc.	2,552	22,151
Central Pacific Financial Corp.*	1,947	35,046
Century Bancorp, Inc.	277	9,695
Chemical Financial Corp.	2,475	64,325
Chemung Financial Corp	311	10,415
Citizens & Northern Corp	1,125	21,735
City Holding Co	1,381	53,790
CNB Financial Corp	1,282	21,717
CoBiz Financial, Inc.	2,995	24,858
Columbia Banking System, Inc	4,522	107,669

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Community Bank System, Inc.	3,552	$ 109,579
Community Trust Bancorp, Inc.	1,197	42,637
CommunityOne Bancorp*	901	7,307
ConnectOne Bancorp, Inc.*	155	4,765
Crescent Financial Bancshares, Inc.*	245	1,073
CU Bancorp*	810	12,798
Customers Bancorp, Inc.*	1,722	27,982
CVB Financial Corp.	7,857	92,398
Eagle Bancorp, Inc.*	1,877	41,998
Enterprise Bancorp, Inc.	478	8,838
Enterprise Financial Services Corp.	1,378	21,993
Farmers Capital Bank Corp.*	644	13,968
Fidelity Southern Corp.*	883	10,923
Financial Institutions, Inc.	1,134	20,877
First BanCorp*	6,329	44,809
First Bancorp (North Carolina)	1,553	21,897
First Bancorp, Inc. (Maine)	691	12,079
First Busey Corp.	6,352	28,584
First Commonwealth Financial Corp	8,442	62,218
First Community Bancshares, Inc.	1,464	22,956
First Connecticut Bancorp, Inc	1,473	20,504
First Financial Bancorp	5,061	75,409
First Financial Bankshares, Inc	2,725	151,673
First Financial Corp.	966	29,936
First Financial Holdings, Inc	1,427	30,267
First Interstate Bancsystem, Inc	1,462	30,307
First M&F Corp.	716	11,320
First Merchants Corp	2,368	40,611
First Midwest Bancorp, Inc	6,478	88,878
First NBC Bank Holding Co.*	359	8,760
First of Long Island Corp	601	19,947
First Security Group, Inc.*	5,383	11,681
FirstMerit Corp	14,292	286,269
Flushing Financial Corp	2,726	44,843
FNB Corp	12,565	151,785
German American Bancorp, Inc.	1,152	25,943
Glacier Bancorp, Inc.	6,291	139,597
Great Southern Bancorp, Inc.	940	25,342
Guaranty Bancorp	1,371	15,561
Hampton Roads Bankshares, Inc.*	2,909	3,753
Hancock Holding Co.	7,320	220,112
Hanmi Financial Corp.*	2,835	50,094
Heartland Financial USA, Inc	1,357	37,304
Heritage Commerce Corp.*	1,714	11,998
Heritage Financial Corp	1,400	20,510
Heritage Oaks Bancorp*	1,809	11,162
Home Bancshares, Inc.	3,846	99,881
Home Federal Bancorp, Inc.	1,548	19,722
HomeTrust Bancshares, Inc.*	1,850	31,376
Horizon Bancorp	750	15,308
Hudson Valley Holding Corp	1,336	22,685
IBERIABANK Corp.	2,560	137,242

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Independent Bank Corp.	1,853	$ 63,928
Independent Bank Group, Inc.*	327	9,941
International Bancshares Corp.	4,652	105,042
Intervest Bancshares Corp.*	1,544	10,314
Investors Bancorp, Inc.	3,919	82,613
Lakeland Bancorp, Inc.	2,350	24,510
Lakeland Financial Corp.	1,410	39,128
LCNB Corp	522	11,672
Macatawa Bank Corp.*	2,047	10,317
MainSource Financial Group, Inc	1,757	23,597
MB Financial, Inc.	4,726	126,657
Mercantile Bank Corp.	775	13,927
Merchants Bancshares, Inc.	377	11,148
Metro Bancorp, Inc.*	1,253	25,098
MetroCorp Bancshares, Inc	1,423	13,888
Middleburg Financial Corp	483	9,225
Midsouth Bancorp, Inc.	777	12,067
MidWestOne Financial Group, Inc.	611	14,701
National Bank Holdings Corp.	4,507	88,788
National Bankshares, Inc.	719	25,546
National Penn Bancshares, Inc.:
Common Stock	10,092	102,535
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	3,777	79,959
NewBridge Bancorp*	2,178	13,046
Northrim BanCorp, Inc	582	14,079
OFG Bancorp	4,052	73,382
Old National Bancorp	9,012	124,636
OmniAmerican Bancorp, Inc.*	1,008	22,206
Pacific Continental Corp.	1,543	18,207
Pacific Premier Bancorp, Inc.*	1,331	16,265
PacWest Bancorp	3,281	100,563
Palmetto Bancshares, Inc.*	384	4,992
Park National Corp	1,021	70,235
Park Sterling Corp.*	3,952	23,356
Peapack Gladstone Financial Corp	799	13,982
Penns Woods Bancorp, Inc	303	12,684
Peoples Bancorp, Inc	1,091	22,998
Pinnacle Financial Partners, Inc.*	2,915	74,945
Preferred Bank*	1,057	17,419
PrivateBancorp, Inc	5,704	120,982
Prosperity Bancshares, Inc	5,198	269,204
Renasant Corp.	2,202	53,597
Republic Bancorp, Inc.	1,015	22,249
S&T Bancorp, Inc.	2,603	51,019
Sandy Spring Bancorp, Inc.	2,099	45,380
SCBT Financial Corp.	1,473	74,224
Seacoast Banking Corp. of Florida*	5,956	13,103
Sierra Bancorp	987	14,608
Simmons First National Corp	1,504	39,239
Southside Bancshares, Inc.	1,599	38,184
Southwest Bancorp, Inc.*	1,698	22,414

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
State Bank Financial Corp.	2,598	$ 39,048
StellarOne Corp	2,371	46,590
Sterling BanCorp.	2,786	32,373
Sterling Financial Corp.	2,930	69,675
Suffolk Bancorp*	896	14,641
Sun Bancorp, Inc.*	3,090	10,475
Susquehanna Bancshares, Inc.	16,080	206,628
SY Bancorp, Inc.	1,229	30,147
Taylor Capital Group, Inc.*	1,466	24,761
Texas Capital Bancshares, Inc.*	3,566	158,188
Tompkins Financial Corp.	1,247	56,352
TowneBank	2,117	31,162
TriCo Bancshares	1,295	27,622
Tristate Capital Holdings, Inc.*	565	7,769
Trustmark Corp	5,831	143,326
UMB Financial Corp.	2,798	155,765
Umpqua Holdings Corp.	9,655	144,922
Union First Market Bankshares Corp.	1,561	32,141
United Bankshares, Inc.	4,341	114,819
United Community Banks, Inc.*	3,656	45,408
Univest Corp. of Pennsylvania	1,440	27,461
ViewPoint Financial Group, Inc.	3,445	71,690
Virginia Commerce Bancorp, Inc.*	2,414	33,699
Washington Banking Co	1,588	22,550
Washington Trust Bancorp, Inc	1,232	35,137
Webster Financial Corp.	7,783	199,867
WesBanco, Inc.	2,265	59,864
West Bancorporation, Inc.	1,387	16,297
Westamerica Bancorporation	2,327	106,321
Western Alliance Bancorp*	6,387	101,106
Wilshire Bancorp, Inc.	5,565	36,840
Wintrust Financial Corp.	3,270	125,176
Yadkin Financial Corp.*	1,240	17,410
		8,563,484

Commercial Services & Supplies - 1.9%
ABM Industries, Inc.	4,838	118,579
ACCO Brands Corp.*	10,173	64,700
Acorn Energy, Inc.	1,611	13,597
ARC Document Solutions, Inc.*	3,218	12,872
AT Cross Co.*	787	13,340
Casella Waste Systems, Inc.*	3,332	14,361
Ceco Environmental Corp.	646	7,946
Cenveo, Inc.*	4,813	10,252
Compx International, Inc.	107	1,494
Consolidated Graphics, Inc.*	664	31,215
Courier Corp.	1,060	15,137
Deluxe Corp.	4,386	151,975
EnerNOC, Inc.*	2,044	27,103
Ennis, Inc	2,271	39,266

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Services & Supplies - Cont’d
G&K Services, Inc.	1,608	$ 76,541
Healthcare Services Group, Inc.	6,046	148,248
Heritage-Crystal Clean, Inc.*	692	10,110
Herman Miller, Inc	5,055	136,839
HNI Corp	3,920	141,394
Innerworkings, Inc.*	3,823	41,480
Interface, Inc	5,274	89,500
Intersections, Inc	755	6,621
Kimball International, Inc., Class B	2,797	27,159
Knoll, Inc	4,116	58,488
Mcgrath RentCorp	2,093	71,497
Mine Safety Appliances Co.	2,485	115,677
Mobile Mini, Inc.*	3,307	109,627
Multi-Color Corp.	1,079	32,737
NL Industries, Inc	532	6,012
Performant Financial Corp.*	1,926	22,322
Quad/Graphics, Inc.	2,074	49,983
Schawk, Inc	1,200	15,756
Standard Parking Corp.*	1,439	30,881
Steelcase, Inc.	7,271	106,011
Swisher Hygiene, Inc.*	10,142	8,721
Team, Inc.*	1,759	66,578
Tetra Tech, Inc.*	5,711	134,266
The Brink’s Co.	4,255	108,545
The GEO Group, Inc., Escrow (b)*	115,200	13
TMS International Corp	1,058	15,690
TRC Co.’s, Inc.*	1,457	10,199
Unifirst Corp.	1,234	112,601
United Stationers, Inc.	3,611	121,149
US Ecology, Inc.	1,699	46,621
Viad Corp.	1,798	44,087
West Corp.	1,837	40,671
		2,527,861

Communications Equipment - 1.8%
Adtran, Inc	5,252	129,252
Alliance Fiber Optic Products, Inc	496	9,925
Anaren, Inc.*	1,001	22,963
ARRIS Group, Inc.*	10,171	145,954
Aruba Networks, Inc.*	10,068	154,644
Aviat Networks, Inc.*	5,538	14,509
Bel Fuse, Inc., Class B	968	13,020
Black Box Corp	1,535	38,866
CalAmp Corp.*	3,105	45,333
Calix, Inc.*	3,092	31,229
Ciena Corp.*	8,928	173,382
Comtech Telecommunications Corp.	1,501	40,362
Digi International, Inc.*	2,313	21,673
Emulex Corp.*	7,599	49,545
Extreme Networks*	8,019	27,665

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Communications Equipment - Cont’d
Finisar Corp.*	8,219	$ 139,312
Globecomm Systems, Inc.*	1,885	23,826
Harmonic, Inc.*	9,805	62,262
Infinera Corp.*	9,879	105,409
InterDigital, Inc.	3,641	162,571
Ixia*	4,870	89,608
KVH Industries, Inc.*	1,491	19,845
Netgear, Inc.*	3,420	104,447
Numerex Corp.*	1,206	13,459
Oplink Communications, Inc.*	1,692	29,390
Parkervision, Inc.*	6,832	31,086
PC-Tel, Inc.	1,663	14,102
Plantronics, Inc.	3,828	168,126
Procera Networks, Inc.*	1,625	22,311
Ruckus Wireless, Inc.*	3,754	48,089
ShoreTel, Inc.*	4,177	16,833
Sonus Networks, Inc.*	18,211	54,815
Symmetricom, Inc.*	4,071	18,279
Tellabs, Inc.	30,664	60,715
Tessco Technologies, Inc.	485	12,804
Ubiquiti Networks, Inc	1,086	19,048
Viasat, Inc.*	3,378	241,392
Westell Technologies, Inc.*	4,363	10,428
		2,386,479

Computers & Peripherals - 0.5%
Avid Technology, Inc.*	2,537	14,917
Cray, Inc.*	3,293	64,674
Datalink Corp.*	1,373	14,609
Electronics for Imaging, Inc.*	3,961	112,057
Fusion-io, Inc.*	6,558	93,386
Hutchinson Technology, Inc.*	2,019	9,550
Imation Corp.*	3,091	13,075
Immersion Corp.*	2,323	30,780
Intermec, Inc.*	4,881	47,980
QLogic Corp.*	8,064	77,092
Quantum Corp.*	19,651	26,922
Silicon Graphics International Corp.*	2,677	35,818
STEC, Inc.*	2,905	19,522
Super Micro Computer, Inc.*	2,622	27,898
Synaptics, Inc.*	2,801	108,006
		696,286

Construction & Engineering - 0.8%
Aegion Corp.*	3,435	77,322
Ameresco, Inc.*	1,452	13,083
Argan, Inc.	1,205	18,798
Comfort Systems USA, Inc.	3,332	49,713
Dycom Industries, Inc.*	2,851	65,972
EMCOR Group, Inc.	5,788	235,282
Furmanite Corp.*	3,036	20,311
Granite Construction, Inc	3,480	103,565

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction & Engineering - Cont’d
Great Lakes Dredge & Dock Corp.	5,123	$ 40,062
Layne Christensen Co.*	1,710	33,362
MasTec, Inc.*	5,123	168,547
Michael Baker Corp	821	22,257
MYR Group, Inc.*	1,740	33,843
Northwest Pipe Co.*	959	26,756
Orion Marine Group, Inc.*	2,350	28,412
Pike Electric Corp	2,237	27,515
Primoris Services Corp	3,042	59,988
Sterling Construction Co., Inc.*	1,494	13,536
Tutor Perini Corp.*	3,216	58,177
		1,096,501

Construction Materials - 0.2%
Headwaters, Inc.*	6,432	56,859
Texas Industries, Inc.*	1,876	122,203
United States Lime & Minerals, Inc.*	156	8,151
US Concrete, Inc.*	1,160	19,047
		206,260

Consumer Finance - 0.8%
Cash America International, Inc.	2,461	111,877
Consumer Portfolio Services, Inc.*	1,464	10,746
Credit Acceptance Corp.*	613	64,396
DFC Global Corp.*	3,735	51,580
Encore Capital Group, Inc.*	1,972	65,293
Ezcorp, Inc.*	4,319	72,905
First Cash Financial Services, Inc.*	2,538	124,895
First Marblehead Corp.*	5,748	6,783
Green Dot Corp.*	2,160	43,092
Imperial Holdings, Inc.*	1,488	10,193
Nelnet, Inc	1,973	71,205
Netspend Holdings, Inc.*	3,030	48,389
Nicholas Financial, Inc.	799	12,081
Portfolio Recovery Associates, Inc.*	1,458	223,992
Regional Management Corp.*	435	10,875
World Acceptance Corp.*	802	69,726
		998,028

Containers & Packaging - 0.3%
AEP Industries, Inc.*	367	27,301
Berry Plastics Group, Inc.*	4,774	105,362
Boise, Inc.	9,048	77,270
Graphic Packaging Holding Co.*	18,103	140,117
Myers Industries, Inc.	2,431	36,490
UFP Technologies, Inc.*	495	9,692
		396,232

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Distributors - 0.2%
Core-Mark Holding Co., Inc.	936	$ 59,436
Pool Corp.	4,017	210,531
VOXX International Corp.*	1,390	17,055
Weyco Group, Inc.	562	14,163
		301,185

Diversified Consumer Services - 1.2%
American Public Education, Inc.*	1,623	60,311
Ascent Capital Group, Inc.*	1,251	97,666
Bridgepoint Education, Inc.*	1,706	20,779
Bright Horizons Family Solutions, Inc.*	1,042	36,168
Capella Education Co.*	953	39,692
Career Education Corp.*	4,661	13,517
Carriage Services, Inc.	1,428	24,205
Corinthian Colleges, Inc.*	7,691	17,228
Education Management Corp.*	2,400	13,488
Grand Canyon Education, Inc.*	3,915	126,180
Hillenbrand, Inc.	4,903	116,250
ITT Educational Services, Inc.*	2,015	49,166
JTH Holding, Inc.*	395	6,419
K12, Inc.*	2,402	63,101
LifeLock, Inc.*	5,233	61,278
Lincoln Educational Services Corp	1,856	9,781
Mac-Gray Corp	1,212	17,210
Matthews International Corp	2,425	91,422
Outerwall, Inc.*	2,477	145,326
Regis Corp.	4,098	67,289
Sotheby’s	5,888	223,214
Steiner Leisure Ltd.*	1,287	68,031
Stewart Enterprises, Inc	6,248	81,786
Strayer Education, Inc	932	45,510
Universal Technical Institute, Inc.	1,842	19,028
		1,514,045

Diversified Financial Services - 0.3%
California First National Bancorp	145	2,393
Gain Capital Holdings, Inc	987	6,228
MarketAxess Holdings, Inc.	3,286	153,621
Marlin Business Services Corp.	795	18,110
NewStar Financial, Inc.*	2,242	29,863
PHH Corp.*	5,100	103,938
Pico Holdings, Inc.*	1,974	41,375
Resource America, Inc	1,082	9,197
		364,725

Diversified Telecommunication Services - 0.5%
8x8, Inc.*	6,367	52,464
Atlantic Tele-Network, Inc.	816	40,523
Cbeyond, Inc.*	2,347	18,401
Cincinnati Bell, Inc.*	17,650	54,009
Cogent Communications Group, Inc.	4,216	118,680
Consolidated Communications Holdings, Inc.	3,570	62,154

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - Cont’d
Fairpoint Communications, Inc.*	1,772	$ 14,796
General Communication, Inc.*	2,713	21,243
Hawaiian Telcom Holdco, Inc.*	922	23,198
HickoryTech Corp	1,098	11,672
IDT Corp., Class B	1,313	24,540
inContact, Inc.*	4,602	37,828
Inteliquent, Inc.	2,529	14,542
Iridium Communications, Inc.*	5,536	42,959
Lumos Networks Corp	1,286	21,991
magicJack VocalTec Ltd.*	1,359	19,284
ORBCOMM, Inc.*	2,846	12,779
Premiere Global Services, Inc.*	4,149	50,078
Primus Telecommunications Group, Inc.	1,095	13,074
Towerstream Corp.*	4,275	10,901
Vonage Holdings Corp.*	14,328	40,548
		705,664

Electric Utilities - 1.3%
Allete, Inc	3,434	171,185
Cleco Corp.	5,212	241,996
El Paso Electric Co.	3,468	122,455
Empire District Electric Co	3,796	84,689
IDACORP, Inc	4,332	206,896
MGE Energy, Inc.	2,022	110,725
Otter Tail Corp.	3,144	89,290
PNM Resources, Inc.	6,869	152,423
Portland General Electric Co.	6,526	199,630
UIL Holdings Corp.	4,372	167,229
Unitil Corp.	1,238	35,754
UNS Energy Corp.	3,625	162,146
		1,744,418

Electrical Equipment - 1.5%
Acuity Brands, Inc.	3,694	278,971
American Superconductor Corp.*	3,671	9,691
AZZ, Inc	2,174	83,829
Belden, Inc	3,797	189,584
Brady Corp.	3,984	122,428
Capstone Turbine Corp.*	26,878	31,447
Coleman Cable, Inc.	735	13,274
Encore Wire Corp	1,782	60,766
EnerSys, Inc.	4,150	203,516
Enphase Energy, Inc.*	1,376	10,637
Franklin Electric Co., Inc	4,080	137,292
FuelCell Energy, Inc.*	13,625	17,304
Generac Holdings, Inc.	4,445	164,510
General Cable Corp.	4,291	131,948
Global Power Equipment Group, Inc.	1,548	24,954
GrafTech International Ltd.*	10,077	73,361
II-VI, Inc.*	4,403	71,593
LSI Industries, Inc.	1,507	12,192
Polypore International, Inc.*	4,023	162,127

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 22

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electrical Equipment - Cont’d
Powell Industries, Inc.*	725	$ 37,446
Power Solutions International, Inc.*	166	5,576
PowerSecure International, Inc.*	1,635	24,574
Preformed Line Products Co	222	14,721
Revolution Lighting Technologies, Inc.*	2,558	10,232
Thermon Group Holdings, Inc.*	2,338	47,695
Vicor Corp.*	1,707	11,693
		1,951,361

Electronic Equipment & Instruments - 2.2%
Aeroflex Holding Corp.*	1,630	12,861
Agilysys, Inc.*	1,316	14,858
Anixter International, Inc.*	2,337	177,168
Audience, Inc.*	545	7,199
Badger Meter, Inc.	1,311	58,405
Benchmark Electronics, Inc.*	4,688	94,229
Checkpoint Systems, Inc.*	3,461	49,112
Cognex Corp.	3,747	169,439
Coherent, Inc	2,060	113,444
CTS Corp.	2,987	40,743
Daktronics, Inc.	2,960	30,370
DTS, Inc.*	1,575	32,413
Electro Rent Corp	1,712	28,744
Electro Scientific Industries, Inc	1,856	19,971
Fabrinet*	2,445	34,230
FARO Technologies, Inc.*	1,524	51,542
FEI Co.	3,326	242,765
GSI Group, Inc.*	2,626	21,113
Insight Enterprises, Inc.*	3,744	66,419
InvenSense, Inc.*	4,895	75,285
Itron, Inc.*	3,409	144,644
Kemet Corp.*	3,628	14,911
Littelfuse, Inc.	1,918	143,102
Maxwell Technologies, Inc.*	2,297	16,424
Measurement Specialties, Inc.*	1,271	59,140
Mercury Systems, Inc.*	2,519	23,225
Mesa Laboratories, Inc.	233	12,612
Methode Electronics, Inc.	3,257	55,402
MTS Systems Corp	1,363	77,146
Multi-Fineline Electronix, Inc.*	789	11,685
Navarre Corp.*	3,454	9,533
Neonode, Inc.*	2,024	12,043
Newport Corp.*	3,209	44,701
OSI Systems, Inc.*	1,719	110,738
Park Electrochemical Corp	1,804	43,314
PC Connection, Inc.	756	11,680
Plexus Corp.*	2,941	87,906
Power-One, Inc.*	6,116	38,653
Radisys Corp.*	1,596	7,677
RealD, Inc.*	3,490	48,511
Richardson Electronics Ltd.	1,342	15,755
Rofin-Sinar Technologies, Inc.*	2,473	61,677

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electronic Equipment & Instruments - Cont’d
Rogers Corp.*	1,381	$ 65,349
Sanmina Corp.*	6,955	99,804
Scansource, Inc.*	2,349	75,168
SYNNEX Corp.*	2,367	100,077
TTM Technologies, Inc.*	4,786	40,202
Uni-Pixel, Inc.*	872	12,827
Universal Display Corp.*	3,577	100,549
Viasystems Group, Inc.*	399	4,600
Vishay Precision Group, Inc.*	1,011	15,306
Zygo Corp.*	1,307	20,664
		2,925,335

Energy Equipment & Services - 1.9%
Basic Energy Services, Inc.*	2,777	33,574
Bolt Technology Corp.	772	13,186
Bristow Group, Inc.	3,117	203,602
C&J Energy Services, Inc.*	4,013	77,732
Cal Dive International, Inc.*	8,254	15,518
CARBO Ceramics, Inc.	1,707	115,103
Dawson Geophysical Co.*	671	24,733
Era Group, Inc.*	1,735	45,370
Exterran Holdings, Inc.*	4,965	139,616
Forum Energy Technologies, Inc.*	3,392	103,219
Geospace Technologies Corp.*	1,148	79,304
Global Geophysical Services, Inc.*	1,489	7,028
Gulf Island Fabrication, Inc.	1,328	25,431
Gulfmark Offshore, Inc.	2,302	103,797
Helix Energy Solutions Group, Inc.*	9,296	214,180
Hercules Offshore, Inc.*	14,267	100,440
Hornbeck Offshore Services, Inc.*	3,086	165,101
ION Geophysical Corp.*	11,881	71,524
Key Energy Services, Inc.*	13,597	80,902
Lufkin Industries, Inc	3,025	267,622
Matrix Service Co.*	2,442	38,046
Mitcham Industries, Inc.*	1,145	19,213
Natural Gas Services Group, Inc.*	1,066	25,040
Newpark Resources, Inc.*	7,785	85,557
Nuverra Environmental Solutions, Inc.*	12,046	34,933
Parker Drilling Co.*	10,148	50,537
PHI, Inc.*	1,085	37,215
Pioneer Energy Services Corp.*	5,200	34,424
RigNet, Inc.*	1,109	28,257
SEACOR Holdings, Inc	1,734	144,009
Tesco Corp.*	2,637	34,940
Tetra Technologies, Inc.*	6,615	67,870
TGC Industries, Inc	1,377	11,319
Vantage Drilling Co.*	15,538	31,698
Willbros Group, Inc.*	3,210	19,709
		2,549,749

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 24

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food & Staples Retailing - 1.1%
Andersons, Inc.	1,610	$ 85,636
Arden Group, Inc.	92	10,156
Casey’s General Stores, Inc.	3,305	198,829
Fairway Group Holdings Corp.*	1,354	32,726
Harris Teeter Supermarkets, Inc.	4,266	199,905
Ingles Markets, Inc	1,087	27,447
Nash Finch Co	1,093	24,057
Natural Grocers by Vitamin Cottage, Inc.*	764	23,684
Pantry, Inc.*	1,987	24,202
Pricesmart, Inc.	1,637	143,450
Rite Aid Corp.*	62,967	180,086
Roundy’s, Inc	2,172	18,093
Spartan Stores, Inc.	1,970	36,327
SUPERVALU, Inc.*	17,506	108,887
Susser Holdings Corp.*	1,556	74,501
The Chefs’ Warehouse, Inc.*	1,207	20,760
United Natural Foods, Inc.*	4,253	229,619
Village Super Market, Inc.	640	21,177
Weis Markets, Inc.	958	43,177
		1,502,719

Food Products - 1.6%
Alico, Inc.	267	10,709
Annie’s, Inc.*	1,181	50,476
B&G Foods, Inc.	4,678	159,286
Boulder Brands, Inc.*	5,245	63,202
Calavo Growers, Inc	1,019	27,707
Cal-Maine Foods, Inc.	1,233	57,347
Chiquita Brands International, Inc.*	3,926	42,872
Darling International, Inc.*	10,193	190,201
Diamond Foods, Inc.*	1,809	37,537
Dole Food Co., Inc.*	4,428	56,457
Farmer Bros Co.*	538	7,564
Fresh Del Monte Produce, Inc	3,265	91,028
Griffin Land & Nurseries, Inc.	267	7,615
Hain Celestial Group, Inc.*	3,312	215,181
Inventure Foods, Inc.*	1,177	9,840
J&J Snack Foods Corp	1,333	103,707
John B Sanfilippo & Son, Inc.	716	14,435
Lancaster Colony Corp.	1,596	124,472
Lifeway Foods, Inc.	385	6,684
Limoneira Co	753	15,610
Omega Protein Corp.*	1,591	14,287
Pilgrim’s Pride Corp.*	5,197	77,643
Post Holdings, Inc.*	2,817	122,990
Sanderson Farms, Inc	1,985	131,844
Seaboard Corp.	26	70,408
Seneca Foods Corp.*	794	24,360
Snyders-Lance, Inc.	4,100	116,481
Tootsie Roll Industries, Inc	1,688	53,645
TreeHouse Foods, Inc.*	3,125	204,811
		2,108,399

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 25

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Gas Utilities - 0.9%
Chesapeake Utilities Corp	827	$ 42,582
Delta Natural Gas Co., Inc.	612	13,005
Laclede Group, Inc.	2,777	126,798
New Jersey Resources Corp	3,603	149,632
Northwest Natural Gas Co.	2,413	102,504
Piedmont Natural Gas Co., Inc.	6,512	219,715
South Jersey Industries, Inc	2,831	162,528
Southwest Gas Corp.	3,995	186,926
WGL Holdings, Inc	4,459	192,718
		1,196,408

Health Care Equipment & Supplies - 3.1%
Abaxis, Inc.	1,932	91,789
Abiomed, Inc.*	3,340	72,010
Accuray, Inc.*	6,420	36,851
Align Technology, Inc.*	6,307	233,611
Alphatec Holdings, Inc.*	4,714	9,664
Analogic Corp	1,056	76,908
Angiodynamics, Inc.*	2,155	24,308
Anika Therapeutics, Inc.*	1,061	18,037
Antares Pharma, Inc.*	9,495	39,499
ArthroCare Corp.*	2,356	81,353
AtriCure, Inc.*	1,805	17,149
Atrion Corp.	136	29,745
Biolase, Inc.*	2,737	9,798
Cantel Medical Corp.	1,791	60,661
Cardiovascular Systems, Inc.*	1,804	38,245
Cerus Corp.*	6,176	27,298
Conmed Corp	2,391	74,695
CryoLife, Inc	2,974	18,617
Cutera, Inc.*	1,265	11,132
Cyberonics, Inc.*	2,431	126,315
Cynosure, Inc.*	1,219	31,665
Derma Sciences, Inc.*	1,182	15,780
DexCom, Inc.*	6,097	136,878
Endologix, Inc.*	5,415	71,911
Exactech, Inc.*	863	17,044
GenMark Diagnostics, Inc.*	2,511	25,964
Globus Medical, Inc.*	4,711	79,427
Greatbatch, Inc.*	2,031	66,596
Haemonetics Corp.*	4,405	182,147
HeartWare International, Inc.*	1,443	137,244
ICU Medical, Inc.*	1,127	81,212
Insulet Corp.*	4,642	145,805
Integra LifeSciences Holdings Corp.*	1,666	61,026
Invacare Corp.	2,865	41,141
MAKO Surgical Corp.*	3,627	43,705
Masimo Corp	4,317	91,520
Medical Action Industries, Inc.*	1,255	9,664
Meridian Bioscience, Inc	3,556	76,454
Merit Medical Systems, Inc.*	3,534	39,404

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 26

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - Cont’d
Natus Medical, Inc.*	2,492	$ 34,016
Navidea Biopharmaceuticals, Inc.*	10,313	27,536
Neogen Corp.*	2,121	117,843
NuVasive, Inc.*	3,888	96,384
NxStage Medical, Inc.*	5,151	73,556
OraSure Technologies, Inc.*	4,811	18,667
Orthofix International NV*	1,686	45,353
PhotoMedex, Inc.*	1,180	18,809
Quidel Corp.*	2,538	64,795
Rochester Medical Corp.*	955	14,067
Rockwell Medical, Inc.*	3,471	12,530
RTI Biologics, Inc.*	5,680	21,357
Solta Medical, Inc.*	5,509	12,561
Spectranetics Corp.*	3,602	67,285
Staar Surgical Co.*	3,235	32,835
STERIS Corp	5,083	217,959
SurModics, Inc.*	1,145	22,911
Symmetry Medical, Inc.*	3,142	26,456
TearLab Corp.*	2,205	23,417
Thoratec Corp.*	4,944	154,797
Tornier NV*	2,243	39,253
Unilife Corp.*	6,679	21,172
Utah Medical Products, Inc.	296	16,073
Vascular Solutions, Inc.*	1,424	20,947
Volcano Corp.*	4,799	87,006
West Pharmaceutical Services, Inc.	2,982	209,515
Wright Medical Group, Inc.*	3,483	91,289
Zeltiq Aesthetics, Inc.*	1,524	9,738
		4,050,399

Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc.*	3,054	100,996
Accretive Health, Inc.*	5,072	54,828
Addus HomeCare Corp.*	471	9,298
Air Methods Corp	3,465	117,394
Alliance HealthCare Services, Inc.*	430	6,725
Almost Family, Inc	759	14,421
Amedisys, Inc.*	2,499	29,038
AMN Healthcare Services, Inc.*	3,946	56,507
AmSurg Corp.*	2,705	94,945
Assisted Living Concepts, Inc.*	1,720	20,571
Bio-Reference Laboratories, Inc.*	2,096	60,260
BioScrip, Inc.*	5,028	82,962
Capital Senior Living Corp.*	2,506	59,893
Centene Corp.*	4,634	243,100
Chemed Corp.	1,627	117,844
Chindex International, Inc.*	1,272	20,632
Corvel Corp.*	1,018	29,797
Cross Country Healthcare, Inc.*	2,877	14,845
Emeritus Corp.*	3,476	80,574
Ensign Group, Inc.	1,566	55,154

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 27

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - Cont’d
ExamWorks Group, Inc.*	2,633	$ 55,899
Five Star Quality Care, Inc.*	3,773	21,166
Gentiva Health Services, Inc.*	2,612	26,015
Hanger, Inc.*	3,072	97,167
Healthsouth Corp.*	7,522	216,634
Healthways, Inc.*	2,984	51,862
IPC The Hospitalist Co., Inc.*	1,420	72,931
Kindred Healthcare, Inc.*	4,477	58,783
Landauer, Inc	822	39,711
LHC Group, Inc.*	1,040	20,363
Magellan Health Services, Inc.*	2,407	134,985
Molina Healthcare, Inc.*	2,444	90,868
MWI Veterinary Supply, Inc.*	1,104	136,057
National Healthcare Corp	949	45,362
National Research Corp.:
Class A*	681	12,258
Class B	1	17
Owens & Minor, Inc.	5,461	184,746
PharMerica Corp.*	2,681	37,159
Providence Service Corp.*	915	26,617
Select Medical Holdings Corp.	4,196	34,407
Skilled Healthcare Group, Inc.*	1,394	9,312
Team Health Holdings, Inc.*	5,923	243,258
Triple-S Management Corp., Class B*	2,042	43,842
U.S. Physical Therapy, Inc	1,051	29,050
Universal American Corp	3,383	30,075
USMD Holdings, Inc.*	93	2,752
Vanguard Health Systems, Inc.*	2,924	60,644
WellCare Health Plans, Inc.*	3,748	208,201
		3,259,925

Health Care Technology - 0.8%
athenahealth, Inc.*	3,168	268,393
Computer Programs & Systems, Inc	938	46,093
Greenway Medical Technologies*	1,246	15,376
HealthStream, Inc.*	1,758	44,512
HMS Holdings Corp.*	7,740	180,342
MedAssets, Inc.*	5,251	93,153
Medidata Solutions, Inc.*	2,293	177,593
Merge Healthcare, Inc.*	4,792	17,251
Omnicell, Inc.*	2,844	58,444
Quality Systems, Inc.	3,561	66,626
Vocera Communications, Inc.*	1,818	26,725
		994,508

Hotels, Restaurants & Leisure - 2.8%
AFC Enterprises, Inc.*	2,162	77,702
Ameristar Casinos, Inc.	2,968	78,029
Biglari Holdings, Inc.*	100	41,040
BJ’s Restaurants, Inc.*	2,209	81,954
Bloomin’ Brands, Inc.*	4,770	118,678

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 28

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
Bob Evans Farms, Inc.	2,404	$ 112,940
Boyd Gaming Corp.*	4,718	53,313
Bravo Brio Restaurant Group, Inc.*	1,583	28,209
Buffalo Wild Wings, Inc.*	1,618	158,823
Caesars Entertainment Corp.*	3,317	45,443
Carrols Restaurant Group, Inc.*	2,041	13,185
CEC Entertainment, Inc	1,631	66,936
Churchill Downs, Inc.	1,172	92,412
Chuy’s Holdings, Inc.*	1,400	53,676
Cracker Barrel Old Country Store, Inc.	1,732	163,951
Del Frisco’s Restaurant Group, Inc.*	922	19,740
Denny’s Corp.*	7,914	44,477
DineEquity, Inc.	1,377	94,834
Diversified Restaurant Holdings, Inc.*	925	7,363
Einstein Noah Restaurant Group, Inc	351	4,984
Fiesta Restaurant Group, Inc.*	1,709	58,772
Ignite Restaurant Group, Inc.*	597	11,265
International Speedway Corp	2,420	76,157
Interval Leisure Group, Inc	3,495	69,620
Isle of Capri Casinos, Inc.*	1,930	14,475
Jack in the Box, Inc.*	3,836	150,716
Jamba, Inc.*	1,460	21,798
Krispy Kreme Doughnuts, Inc.*	5,647	98,540
Life Time Fitness, Inc.*	3,712	186,008
Luby’s, Inc.*	1,545	13,055
Marcus Corp	1,890	24,041
Marriott Vacations Worldwide Corp.*	2,514	108,705
Monarch Casino & Resort, Inc.*	917	15,461
Morgans Hotel Group Co.*	2,245	18,095
Multimedia Games Holding Co., Inc.*	2,465	64,263
Nathan’s Famous, Inc.*	240	12,540
Orient-Express Hotels Ltd.*	8,261	100,454
Papa John’s International, Inc.*	1,381	90,276
Pinnacle Entertainment, Inc.*	5,035	99,038
Red Robin Gourmet Burgers, Inc.*	1,221	67,375
Ruby Tuesday, Inc.*	5,637	52,030
Ruth’s Hospitality Group, Inc.	3,111	37,550
Scientific Games Corp.*	4,117	46,316
SHFL Entertainment, Inc.*	4,687	83,007
Sonic Corp.*	4,843	70,514
Speedway Motorsports, Inc.	1,049	18,253
Texas Roadhouse, Inc.	5,551	138,886
The Cheesecake Factory, Inc	4,598	192,610
Town Sports International Holdings, Inc.	2,088	22,488
Vail Resorts, Inc	3,157	194,219
WMS Industries, Inc.*	4,723	120,484
		3,634,700

Household Durables - 1.2%
American Greetings Corp.	2,825	51,471
Bassett Furniture Industries, Inc.	1,014	15,747
Beazer Homes USA, Inc.*	2,186	38,299

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 29

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Durables - Cont’d
Blyth, Inc.	938	$ 13,094
Cavco Industries, Inc.*	679	34,256
CSS Industries, Inc.	772	19,246
Ethan Allen Interiors, Inc	2,160	62,208
EveryWare Global, Inc.*	843	10,234
Flexsteel Industries, Inc	405	9,874
Helen of Troy Ltd.*	2,854	109,508
Hooker Furniture Corp.	972	15,805
Hovnanian Enterprises, Inc.*	9,758	54,742
iRobot Corp.*	2,473	98,351
KB Home	7,345	144,182
La-Z-Boy, Inc.	4,509	91,397
Libbey, Inc.*	1,811	43,410
Lifetime Brands, Inc	858	11,652
M/I Homes, Inc.*	2,148	49,318
MDC Holdings, Inc.	3,443	111,932
Meritage Homes Corp.*	3,117	135,153
NACCO Industries, Inc	427	24,459
Skullcandy, Inc.*	1,457	7,955
Standard Pacific Corp.*	12,781	106,466
The Ryland Group, Inc.	3,977	159,478
TRI Pointe Homes, Inc.*	1,390	23,046
Universal Electronics, Inc.*	1,267	35,641
William Lyon Homes*	1,186	29,899
Zagg, Inc.*	2,293	12,268
		1,519,091

Household Products - 0.2%
Central Garden and Pet Co.*	3,442	23,750
Harbinger Group, Inc.*	2,847	21,466
Oil-Dri Corp. of America	406	11,153
Orchids Paper Products Co	518	13,598
Spectrum Brands Holdings, Inc.	1,854	105,437
WD-40 Co.	1,334	72,676
		248,080

Independent Power Producers & Energy Traders - 0.2%
Atlantic Power Corp.	10,236	40,330
Dynegy, Inc.*	8,623	194,448
Genie Energy Ltd.*	1,313	12,014
Ormat Technologies, Inc.	1,475	34,692
		281,484

Industrial Conglomerates - 0.1%
Raven Industries, Inc.	3,264	97,855

Insurance - 2.3%
Ambac Financial Group, Inc.*	3,881	92,484
American Equity Investment Life Holding Co	5,597	87,873
American Safety Insurance Holdings Ltd.*	750	21,713
Amerisafe, Inc.	1,651	53,476

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 30

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - Cont’d
Amtrust Financial Services, Inc.	2,416	$ 86,251
Argo Group International Holdings Ltd.	2,344	99,362
Baldwin & Lyons, Inc., Class B	853	20,711
Citizens, Inc.*	3,380	20,212
CNO Financial Group, Inc	19,159	248,301
Crawford & Co., Class B	2,478	13,926
Donegal Group, Inc	916	12,797
Eastern Insurance Holdings, Inc.	597	11,194
eHealth, Inc.*	1,833	41,646
EMC Insurance Group, Inc.	497	13,051
Employers Holdings, Inc.	2,669	65,257
Enstar Group Ltd.*	821	109,177
FBL Financial Group, Inc	766	33,329
First American Financial Corp.	9,329	205,611
Fortegra Financial Corp.*	652	4,479
Global Indemnity plc*	810	19,076
Greenlight Capital Re Ltd.*	2,477	60,761
Hallmark Financial Services, Inc.*	1,205	11,014
HCI Group, Inc	801	24,607
Health Insurance Innovations, Inc.*	391	4,113
Hilltop Holdings, Inc.*	5,351	87,756
Horace Mann Educators Corp.	3,435	83,745
Independence Holding Co	665	7,860
Infinity Property & Casualty Corp.	994	59,401
Investors Title Co.	111	7,874
Kansas City Life Insurance Co.	365	13,969
Maiden Holdings Ltd.	4,341	48,706
Meadowbrook Insurance Group, Inc.	4,743	38,086
Montpelier Re Holdings Ltd	3,990	99,790
National Financial Partners Corp.*	3,460	87,573
National Interstate Corp.	681	19,919
National Western Life Insurance Co	193	36,641
OneBeacon Insurance Group Ltd.	1,823	26,397
Platinum Underwriters Holdings Ltd	2,739	156,726
Primerica, Inc	4,914	183,980
RLI Corp.	1,835	140,212
Safety Insurance Group, Inc	1,103	53,507
Selective Insurance Group, Inc	4,935	113,604
State Auto Financial Corp	1,338	24,311
Stewart Information Services Corp	1,793	46,959
Symetra Financial Corp.	6,970	111,450
The Navigators Group, Inc.*	925	52,762
The Phoenix Co.’s, Inc.*	538	23,134
Tower Group International Ltd.	4,953	101,586
United Fire Group, Inc	1,786	44,346
Universal Insurance Holdings, Inc.	2,530	17,912
		3,048,627

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 31

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet & Catalog Retail - 0.4%
1-800-FLOWERS.COM, Inc.*	2,081	$ 12,881
Blue Nile, Inc.*	1,104	41,709
HSN, Inc.	2,917	156,701
NutriSystem, Inc	2,351	27,695
Orbitz Worldwide, Inc.*	2,514	20,187
Overstock.com, Inc.*	951	26,818
PetMed Express, Inc.	1,778	22,403
Shutterfly, Inc.*	3,275	182,712
Valuevision Media, Inc.*	3,387	17,308
Vitacost.com, Inc.*	1,988	16,799
		525,213

Internet Software & Services - 2.8%
Active Network, Inc.*	4,655	35,238
Angie’s List, Inc.*	3,643	96,722
Bankrate, Inc.*	4,159	59,723
Bazaarvoice, Inc.*	4,145	39,046
Blucora, Inc.*	3,325	61,645
Brightcove, Inc.*	2,425	21,243
Carbonite, Inc.*	1,044	12,935
ChannelAdvisor Corp.*	517	8,132
comScore, Inc.*	3,182	77,609
Constant Contact, Inc.*	2,738	44,000
Cornerstone OnDemand, Inc.*	3,481	150,692
CoStar Group, Inc.*	2,461	317,641
Dealertrack Technologies, Inc.*	3,821	135,378
Demand Media, Inc.*	2,697	16,182
Demandware, Inc.*	1,387	58,823
Dice Holdings, Inc.*	3,501	32,244
Digital River, Inc.*	3,259	61,171
E2open, Inc.*	1,273	22,277
Earthlink, Inc	9,440	58,622
eGain Corp.*	1,127	10,842
Envestnet, Inc.*	1,838	45,215
ExactTarget, Inc.*	3,691	124,461
Global Eagle Entertainment, Inc.*	1,851	18,621
Internap Network Services Corp.*	4,533	37,488
IntraLinks Holdings, Inc.*	3,311	24,038
j2 Global, Inc	3,961	168,382
Keynote Systems, Inc.	1,413	27,921
Limelight Networks, Inc.*	4,616	10,386
Liquidity Services, Inc.*	2,122	73,570
LivePerson, Inc.*	4,955	44,372
LogMeIn, Inc.*	1,987	48,602
Marchex, Inc., Class B	1,359	8,181
Marin Software, Inc.*	791	8,100
Market Leader, Inc.*	1,985	21,240
Marketo, Inc.*	601	14,947
Millennial Media, Inc.*	3,043	26,505
Monster Worldwide, Inc.*	10,917	53,602
Move, Inc.*	3,426	43,921
Net Element International, Inc.*	193	1,002

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 32

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet Software & Services - Cont’d
NIC, Inc.	5,804	$ 95,940
OpenTable, Inc.*	1,965	125,662
Perficient, Inc.*	2,876	38,366
QuinStreet, Inc.*	2,943	25,398
RealNetworks, Inc.*	1,733	13,101
Reis, Inc.*	719	13,294
Responsys, Inc.*	3,217	46,035
SciQuest, Inc.*	1,964	49,198
Shutterstock, Inc.*	639	35,643
Spark Networks, Inc.*	1,033	8,729
SPS Commerce, Inc.*	1,295	71,225
Stamps.com, Inc.*	1,126	44,353
support.com, Inc.*	4,845	22,142
TechTarget, Inc.*	1,109	4,957
Travelzoo, Inc.*	642	17,501
Trulia, Inc.*	2,068	64,294
United Online, Inc.	7,634	57,866
Unwired Planet, Inc.*	8,707	16,979
ValueClick, Inc.*	6,675	164,739
VistaPrint NV*	2,815	138,977
Vocus, Inc.*	1,857	19,536
Web.com Group, Inc.*	3,615	92,544
WebMD Health Corp.*	3,027	88,903
XO Group, Inc.*	2,474	27,709
Xoom Corp.*	642	14,715
Yelp, Inc.*	2,567	89,255
Zillow, Inc.*	1,796	101,115
Zix Corp.*	5,001	21,154
		3,630,049

IT Services - 1.8%
Acxiom Corp.*	6,374	144,562
Blackhawk Network Holdings, Inc.*	992	23,015
CACI International, Inc.*	2,028	128,758
Cardtronics, Inc.*	3,972	109,627
Cass Information Systems, Inc.	943	43,472
Ciber, Inc.*	6,559	21,907
Computer Task Group, Inc.	1,181	27,128
Convergys Corp.	9,060	157,916
CSG Systems International, Inc.*	2,979	64,644
EPAM Systems, Inc.*	1,885	51,234
Euronet Worldwide, Inc.*	4,298	136,934
EVERTEC, Inc.*	2,544	55,892
ExlService Holdings, Inc.*	2,814	83,182
Forrester Research, Inc	1,083	39,735
Global Cash Access Holdings, Inc.*	5,479	34,299
Heartland Payment Systems, Inc	3,133	116,704
Higher One Holdings, Inc.*	2,895	33,698
iGate Corp.*	2,894	47,520

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 33

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - Cont’d
Lionbridge Technologies, Inc.*	6,186	$ 17,939
Mantech International Corp.	1,948	50,882
MAXIMUS, Inc	2,945	219,344
MoneyGram International, Inc.*	1,932	43,760
Planet Payment, Inc.*	3,665	10,115
PRGX Global, Inc.*	2,488	13,659
Sapient Corp.*	9,516	124,279
ServiceSource International, Inc.*	5,266	49,079
SYKES Enterprises, Inc.*	3,603	56,783
Syntel, Inc	1,390	87,389
TeleTech Holdings, Inc.*	1,717	40,229
The Hackett Group, Inc.	1,931	10,022
Unisys Corp.*	3,725	82,211
Virtusa Corp.*	1,651	36,586
WEX, Inc.*	3,346	256,638
		2,419,142

Leisure Equipment & Products - 0.5%
Arctic Cat, Inc.	1,125	50,603
Black Diamond, Inc.*	1,890	17,766
Brunswick Corp.	7,800	249,210
Callaway Golf Co	5,633	37,065
Jakks Pacific, Inc.	1,960	22,050
Johnson Outdoors, Inc.*	405	10,084
Leapfrog Enterprises, Inc.*	5,496	54,081
Marine Products Corp.	813	6,520
Nautilus, Inc.*	2,675	23,246
Smith & Wesson Holding Corp.*	5,544	55,329
Steinway Musical Instruments, Inc.*	547	16,645
Sturm Ruger & Co., Inc.	1,672	80,323
		622,922

Life Sciences - Tools & Services - 0.4%
Accelerate Diagnostics, Inc.*	896	7,275
Affymetrix, Inc.*	6,207	27,559
Albany Molecular Research, Inc.*	2,006	23,811
Cambrex Corp.*	2,637	36,839
Fluidigm Corp.*	2,157	37,661
Furiex Pharmaceuticals, Inc.*	656	22,350
Harvard Bioscience, Inc.*	1,892	8,949
Luminex Corp.*	3,221	66,385
NeoGenomics, Inc.*	2,836	11,287
Pacific Biosciences of California, Inc.*	2,788	7,026
PAREXEL International Corp.*	4,902	225,198
Sequenom, Inc.*	10,313	43,418
		517,758

Machinery - 3.0%
Accuride Corp.*	4,261	21,561
Actuant Corp.	6,311	208,074
Alamo Group, Inc	670	27,349

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 34

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Albany International Corp.	2,370	$ 78,163
Altra Holdings, Inc.	2,349	64,316
American Railcar Industries, Inc.	842	28,215
Ampco-Pittsburgh Corp	791	14,847
Astec Industries, Inc	1,736	59,527
Barnes Group, Inc	4,635	139,004
Blount International, Inc.*	4,185	49,467
Briggs & Stratton Corp	4,154	82,249
Chart Industries, Inc.*	2,615	246,045
CIRCOR International, Inc	1,493	75,934
CLARCOR, Inc	4,285	223,720
Columbus McKinnon Corp.*	1,673	35,668
Commercial Vehicle Group, Inc.*	2,272	16,949
Douglas Dynamics, Inc	1,993	25,869
Dynamic Materials Corp	1,203	19,862
Energy Recovery, Inc.*	4,261	17,598
EnPro Industries, Inc.*	1,799	91,317
ESCO Technologies, Inc.	2,314	74,927
Federal Signal Corp.*	5,446	47,653
Flow International Corp.*	4,867	17,959
FreightCar America, Inc	1,042	17,704
Gerber Scientific, Inc. (b)*	2,334	—
Global Brass & Copper Holdings, Inc.*	694	9,189
Gorman-Rupp Co	1,275	40,596
Graham Corp	863	25,916
Greenbrier Co.’s, Inc.*	2,057	50,129
Hardinge, Inc	1,051	15,534
Hurco Co.’s, Inc.	529	15,219
Hyster-Yale Materials Handling, Inc	908	57,013
John Bean Technologies Corp.	2,463	51,748
Kadant, Inc.	966	29,144
Kaydon Corp.	2,885	79,482
LB Foster Co.	815	35,184
Lindsay Corp.	1,094	82,028
Lydall, Inc.*	1,583	23,112
Manitex International, Inc.*	1,060	11,607
Meritor, Inc.*	8,688	61,250
Met-Pro Corp.	1,517	20,388
Middleby Corp.*	1,621	275,716
Miller Industries, Inc.	1,050	16,149
Mueller Industries, Inc	2,425	122,293
Mueller Water Products, Inc	13,480	93,147
NN, Inc.	1,381	15,757
Omega Flex, Inc	248	3,688
PMFG, Inc.*	1,648	11,404
Proto Labs, Inc.*	1,472	95,636
RBC Bearings, Inc.*	1,997	103,744
Rexnord Corp.*	2,593	43,692
Standex International Corp	1,092	57,603
Sun Hydraulics Corp.	1,860	58,181

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 35

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Tecumseh Products Co.*	1,594	$ 17,422
Tennant Co.	1,652	79,742
The ExOne Co.*	538	33,205
Titan International, Inc.	4,726	79,728
Trimas Corp.*	3,423	127,609
Twin Disc, Inc	694	16,448
Wabash National Corp.*	5,981	60,887
Watts Water Technologies, Inc	2,460	111,536
Woodward, Inc.	5,929	237,160
Xerium Technologies, Inc.*	941	9,579
		3,961,842

Marine - 0.1%
International Shipholding Corp.	583	13,601
Matson, Inc	3,681	92,025
Ultrapetrol Bahamas Ltd.*	1,843	5,253
		110,879

Media - 1.4%
AH Belo Corp	1,629	11,175
Arbitron, Inc.	2,329	108,182
Beasley Broadcasting Group, Inc	396	3,319
Belo Corp.	8,949	124,839
Carmike Cinemas, Inc.*	1,595	30,879
Central European Media Enterprises Ltd.*	6,603	21,856
Crown Media Holdings, Inc.*	3,539	8,741
Cumulus Media, Inc.*	6,493	22,011
Daily Journal Corp.*	88	9,944
Dex Media, Inc.*	1,477	25,951
Digital Generation, Inc.*	2,184	16,096
Entercom Communications Corp.*	2,183	20,608
Entravision Communications Corp	4,508	27,724
EW Scripps Co.*	2,937	45,758
Fisher Communications, Inc	676	27,770
Global Sources Ltd.*	1,547	10,380
Gray Television, Inc.*	4,337	31,226
Harte-Hanks, Inc.	4,010	34,486
Hemisphere Media Group, Inc.*	742	10,165
Journal Communications, Inc.*	4,357	32,634
LIN TV Corp.*	2,453	37,531
Live Nation Entertainment, Inc.*	12,136	188,108
Loral Space & Communications, Inc.	1,123	67,358
Martha Stewart Living Omnimedia, Inc.*	2,756	6,642
McClatchy Co.*	5,532	12,613
MDC Partners, Inc.	2,060	37,162
Media General, Inc.*	1,690	18,641
Meredith Corp	3,080	146,916
National CineMedia, Inc.	5,048	85,261
New York Times Co.*	11,125	123,043
Nexstar Broadcasting Group, Inc.	2,532	89,785
ReachLocal, Inc.*	820	10,053

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 36

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - Cont’d
Reading International, Inc.*	1,506	$ 9,578
Rentrak Corp.*	971	19,488
Saga Communications, Inc.	394	18,089
Salem Communications Corp.	911	6,823
Scholastic Corp.	2,251	65,932
Sinclair Broadcast Group, Inc.	5,900	173,342
Valassis Communications, Inc.	3,348	82,327
World Wrestling Entertainment, Inc.	2,503	25,806
		1,848,242

Metals & Mining - 1.3%
AK Steel Holding Corp.*	12,084	36,735
Allied Nevada Gold Corp.*	8,959	58,054
AM Castle & Co.*	1,549	24,412
AMCOL International Corp	2,271	71,968
Century Aluminum Co.*	4,238	39,329
Coeur Mining, Inc.*	9,023	120,006
Commercial Metals Co.	10,079	148,867
General Moly, Inc.*	6,675	12,482
Globe Specialty Metals, Inc	5,366	58,329
Gold Resource Corp.	2,687	23,404
Handy & Harman Ltd.*	480	8,582
Haynes International, Inc	1,062	50,838
Hecla Mining Co.	28,701	85,529
Horsehead Holding Corp.*	3,786	48,499
Kaiser Aluminum Corp	1,630	100,962
Materion Corp.	1,774	48,058
Midway Gold Corp.*	10,276	9,690
Molycorp, Inc.*	10,694	66,303
Noranda Aluminum Holding Corp.	3,000	9,690
Olympic Steel, Inc.	846	20,727
Paramount Gold and Silver Corp.*	11,758	13,992
RTI International Metals, Inc.*	2,632	72,933
Schnitzer Steel Industries, Inc.	2,273	53,143
Stillwater Mining Co.*	10,423	111,943
SunCoke Energy, Inc.*	5,999	84,106
Universal Stainless & Alloy Products, Inc.*	703	20,725
US Silica Holdings, Inc	1,849	38,422
Walter Energy, Inc	5,396	56,118
Worthington Industries, Inc.	4,540	143,963
		1,637,809

Multiline Retail - 0.2%
Bon-Ton Stores, Inc	1,090	19,675
Fred’s, Inc.	3,167	49,057
Gordmans Stores, Inc.*	571	7,771
Saks, Inc.*	9,003	122,801
Tuesday Morning Corp.*	3,766	39,053
		238,357

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 37

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Multi-Utilities - 0.4%
Avista Corp.	5,283	$ 142,747
Black Hills Corp.	3,833	186,859
NorthWestern Corp	3,277	130,752
		460,358

Oil, Gas & Consumable Fuels - 3.2%
Abraxas Petroleum Corp.*	7,685	16,139
Adams Resources & Energy, Inc.	189	13,020
Alon USA Energy, Inc.	2,007	29,021
Alpha Natural Resources, Inc.*	19,041	99,775
Amyris, Inc.*	2,650	7,658
Apco Oil and Gas International, Inc.*	813	9,374
Approach Resources, Inc.*	2,944	72,334
Arch Coal, Inc.	19,111	72,240
Berry Petroleum Co.	4,542	192,217
Bill Barrett Corp.*	4,332	87,593
Bonanza Creek Energy, Inc.*	2,538	89,997
BPZ Resources, Inc.*	8,517	15,245
Callon Petroleum Co.*	3,669	12,365
Carrizo Oil & Gas, Inc.*	3,564	100,968
Clayton Williams Energy, Inc.*	515	22,403
Clean Energy Fuels Corp.*	5,949	78,527
Cloud Peak Energy, Inc.*	5,496	90,574
Comstock Resources, Inc.	4,332	68,142
Contango Oil & Gas Co	1,149	38,779
Crimson Exploration, Inc.*	1,794	5,059
Crosstex Energy, Inc.	4,105	81,115
Delek US Holdings, Inc	3,202	92,154
Diamondback Energy, Inc.*	1,452	48,381
Emerald Oil, Inc.*	3,152	21,623
Endeavour International Corp.*	4,135	15,878
Energy XXI Bermuda Ltd.	6,845	151,822
EPL Oil & Gas, Inc.*	2,531	74,310
Equal Energy Ltd.	3,070	12,403
Evolution Petroleum Corp.*	1,370	14,947
EXCO Resources, Inc.	11,704	89,419
Forest Oil Corp.*	10,604	43,370
Frontline Ltd.*	4,236	7,498
FX Energy, Inc.*	4,491	14,416
GasLog Ltd.	2,117	27,098
Gastar Exploration Ltd.*	4,045	10,800
Goodrich Petroleum Corp.*	2,138	27,366
Green Plains Renewable Energy, Inc.*	2,245	29,903
Halcon Resources Corp.*	17,846	101,187
Hallador Energy Co.	353	2,842
Isramco, Inc.*	85	7,920
KiOR, Inc.*	3,784	21,607
Knightsbridge Tankers Ltd.	1,807	13,300
Kodiak Oil & Gas Corp.*	22,890	203,492
L&L Energy, Inc.*	2,592	9,279

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 38

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Magnum Hunter Resources Corp.:
Common*	14,824	$ 54,108
Warrants (strike price $10.50/share, expires 10/14/2013)*	871	122
Matador Resources Co.*	4,271	51,167
Midstates Petroleum Co., Inc.*	2,163	11,702
Miller Energy Resources, Inc.*	2,624	10,496
Nordic American Tankers Ltd.	5,541	41,945
Northern Oil And Gas, Inc.*	5,718	76,278
Panhandle Oil and Gas, Inc.	744	21,204
PDC Energy, Inc.*	2,654	136,628
Penn Virginia Corp.*	3,974	18,678
Petroquest Energy, Inc.*	4,829	19,123
Quicksilver Resources, Inc.*	10,574	17,764
Renewable Energy Group, Inc.*	1,824	25,956
Rentech, Inc	20,009	42,019
Resolute Energy Corp.*	5,313	42,398
REX American Resources Corp.*	472	13,579
Rex Energy Corp.*	3,823	67,208
Rosetta Resources, Inc.*	5,323	226,334
Sanchez Energy Corp.*	2,452	56,298
Scorpio Tankers, Inc.	14,007	125,783
SemGroup Corp.	3,626	195,296
Ship Finance International Ltd.	4,331	64,272
Solazyme, Inc.*	4,124	48,333
Stone Energy Corp.*	4,454	98,122
Swift Energy Co.*	3,858	46,257
Synergy Resources Corp.*	3,523	25,788
Targa Resources Corp.	2,837	182,504
Teekay Tankers Ltd.	5,671	14,915
Triangle Petroleum Corp.*	3,529	24,738
Uranium Energy Corp.*	5,621	10,062
Ur-Energy, Inc.*	10,466	14,024
Vaalco Energy, Inc.*	5,208	29,790
W&T Offshore, Inc	3,057	43,685
Warren Resources, Inc.*	6,571	16,756
Western Refining, Inc.	4,805	134,876
Westmoreland Coal Co.*	813	9,130
ZaZa Energy Corp.*	2,235	2,682
		4,263,580

Paper & Forest Products - 0.8%
Boise Cascade Co.*	1,195	30,365
Buckeye Technologies, Inc	3,437	127,307
Clearwater Paper Corp.*	1,915	90,120
Deltic Timber Corp.	942	54,467
KapStone Paper and Packaging Corp	3,521	141,474
Louisiana-Pacific Corp.*	12,018	177,746
Neenah Paper, Inc.	1,287	40,888
PH Glatfelter Co	3,701	92,895
Resolute Forest Products, Inc.*	6,020	79,283

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 39

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Paper & Forest Products - Cont’d
Schweitzer-Mauduit International, Inc	2,724	$ 135,873
Wausau Paper Corp.	4,288	48,883
		1,019,301

Personal Products - 0.4%
Elizabeth Arden, Inc.*	2,269	102,264
Female Health Co	1,851	18,251
Inter Parfums, Inc.	1,484	42,324
Lifevantage Corp.*	9,790	22,713
Medifast, Inc.*	1,179	30,371
Nature’s Sunshine Products, Inc.	1,018	16,644
Nutraceutical International Corp.	861	17,599
Prestige Brands Holdings, Inc.*	4,469	130,226
Revlon, Inc.*	936	20,648
Star Scientific, Inc.*	13,119	18,235
Synutra International, Inc.*	1,867	9,503
USANA Health Sciences, Inc.*	481	34,815
		463,593

Pharmaceuticals - 1.3%
AcelRx Pharmaceuticals, Inc.*	1,801	16,695
Akorn, Inc.*	5,120	69,222
Alimera Sciences, Inc.*	1,462	7,135
Ampio Pharmaceuticals, Inc.*	2,384	13,756
Auxilium Pharmaceuticals, Inc.*	4,356	72,440
AVANIR Pharmaceuticals, Inc.*	12,837	59,050
BioDelivery Sciences International, Inc.*	1,915	7,775
Cadence Pharmaceuticals, Inc.*	5,345	36,453
Cempra, Inc.*	1,279	10,015
Corcept Therapeutics, Inc.*	3,942	6,820
Cornerstone Therapeutics, Inc.*	514	4,112
Depomed, Inc.*	4,576	25,671
Endocyte, Inc.*	2,665	34,991
Forest Laboratories, Inc. (b)*	1,024	—
Hi-Tech Pharmacal Co., Inc	922	30,610
Horizon Pharma, Inc.*	4,443	10,930
Impax Laboratories, Inc.*	6,033	120,358
Lannett Co., Inc.*	1,413	16,829
Medicines Co.*	4,964	152,693
Nektar Therapeutics*	9,930	114,692
Omeros Corp.*	2,022	10,191
Omthera Pharmaceuticals, Inc.*	508	6,756
Optimer Pharmaceuticals, Inc.*	4,237	61,309
Pacira Pharmaceuticals, Inc.*	2,377	68,933
Pernix Therapeutics Holdings, Inc.*	1,511	5,455
Pozen, Inc.*	2,758	13,818
Questcor Pharmaceuticals, Inc.	4,474	203,388
Repros Therapeutics, Inc.*	1,657	30,572
Sagent Pharmaceuticals, Inc.*	1,439	30,190
Santarus, Inc.*	4,888	102,892
Sciclone Pharmaceuticals, Inc.*	5,114	25,365

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 40

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - Cont’d
Sucampo Pharmaceuticals, Inc.*	729	$ 4,797
Supernus Pharmaceuticals, Inc.*	1,284	8,256
TherapeuticsMD, Inc.*	6,731	20,395
Viropharma, Inc.*	5,632	161,357
VIVUS, Inc.*	8,977	112,931
XenoPort, Inc.*	3,819	18,904
Zogenix, Inc.*	6,183	10,573
		1,706,329

Professional Services - 1.2%
Acacia Research Corp	4,242	94,809
Advisory Board Co.*	3,089	168,814
Barrett Business Services, Inc.	606	31,639
CBIZ, Inc.*	3,612	24,237
CDI Corp.	1,164	16,482
Corporate Executive Board Co	2,899	183,275
CRA International, Inc.*	1,024	18,913
Exponent, Inc.	1,204	71,169
Franklin Covey Co.*	1,007	13,554
FTI Consulting, Inc.*	3,476	114,326
GP Strategies Corp.*	1,245	29,656
Heidrick & Struggles International, Inc	1,525	25,498
Huron Consulting Group, Inc.*	1,926	89,058
ICF International, Inc.*	1,793	56,497
Insperity, Inc	1,904	57,691
Kelly Services, Inc.	2,314	40,426
Kforce, Inc.	2,335	34,091
Korn/Ferry International*	4,020	75,335
Mistras Group, Inc.*	1,338	23,522
National Technical Systems, Inc.*	591	8,268
Navigant Consulting, Inc.*	4,439	53,268
Odyssey Marine Exploration, Inc.*	5,528	16,363
On Assignment, Inc.*	3,867	103,326
Pendrell Corp.*	12,424	32,551
Resources Connection, Inc	3,518	40,809
RPX Corp.*	2,794	46,939
TrueBlue, Inc.*	3,417	71,928
VSE Corp.	430	17,660
WageWorks, Inc.*	2,152	74,136
		1,634,240

Real Estate Investment Trusts - 7.6%
Acadia Realty Trust	4,723	116,611
AG Mortgage Investment Trust, Inc	2,395	45,050
Agree Realty Corp	1,030	30,406
Alexander’s, Inc	180	52,868
American Assets Trust, Inc	2,814	86,840
American Capital Mortgage Investment Corp	5,231	94,001
American Realty Capital Properties, Inc	13,283	202,699
American Residential Properties, Inc.*	1,182	20,330
AmREIT, Inc	1,394	26,960

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 41

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
Anworth Mortgage Asset Corp	12,353	$ 69,177
Apollo Commercial Real Estate Finance, Inc.	3,180	50,498
Apollo Residential Mortgage, Inc	2,739	45,139
Ares Commercial Real Estate Corp.	693	8,877
Armada Hoffler Properties, Inc.	1,639	19,307
ARMOUR Residential REIT, Inc	32,262	151,954
Ashford Hospitality Trust, Inc.	4,804	55,006
Associated Estates Realty Corp	4,395	70,672
Aviv REIT, Inc.	992	25,088
Campus Crest Communities, Inc	5,690	65,663
CapLease, Inc	7,892	66,608
Capstead Mortgage Corp.	8,425	101,941
Cedar Realty Trust, Inc	5,667	29,355
Chambers Street Properties	21,468	214,680
Chatham Lodging Trust	1,544	26,526
Chesapeake Lodging Trust	4,308	89,563
Colonial Properties Trust	7,643	184,349
Colony Financial, Inc	5,746	114,288
Coresite Realty Corp	1,850	58,848
Cousins Properties, Inc.	9,277	93,698
CubeSmart	11,488	183,578
CyrusOne, Inc.	1,676	34,760
CYS Investments, Inc	15,057	138,675
DCT Industrial Trust, Inc.	25,069	179,243
DiamondRock Hospitality Co.	16,688	155,532
DuPont Fabros Technology, Inc	5,521	133,332
Dynex Capital, Inc	4,570	46,568
EastGroup Properties, Inc.	2,654	149,341
Education Realty Trust, Inc.	10,056	102,873
Ellington Residential Mortgage REIT	556	9,925
EPR Properties	4,056	203,895
Equity One, Inc.	5,192	117,495
Excel Trust, Inc	3,973	50,894
FelCor Lodging Trust, Inc.*	10,890	64,360
First Industrial Realty Trust, Inc	9,496	144,054
First Potomac Realty Trust	5,123	66,906
Franklin Street Properties Corp.	7,763	102,472
Getty Realty Corp	2,309	47,681
Gladstone Commercial Corp.	887	16,534
Glimcher Realty Trust	12,556	137,112
Government Properties Income Trust	4,714	118,887
Gramercy Property Trust, Inc.*	5,120	23,040
Healthcare Realty Trust, Inc.	7,762	197,931
Hersha Hospitality Trust	17,467	98,514
Highwoods Properties, Inc	6,981	248,593
Hudson Pacific Properties, Inc	3,817	81,226
Inland Real Estate Corp.	7,356	75,178
Invesco Mortgage Capital, Inc.	11,791	195,259
Investors Real Estate Trust	8,714	74,940
iStar Financial, Inc.*	7,508	84,765
JAVELIN Mortgage Investment Corp.	1,156	16,288
Kite Realty Group Trust	7,888	47,565

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 42

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
LaSalle Hotel Properties	8,239	$ 203,503
Lexington Realty Trust	14,553	169,979
LTC Properties, Inc.	3,077	120,157
Medical Properties Trust, Inc	13,227	189,411
Monmouth Real Estate Investment Corp	3,342	32,986
MPG Office Trust, Inc.*	4,944	15,524
National Health Investors, Inc.	2,137	127,921
New Residential Investment Corp.	21,820	147,067
New York Mortgage Trust, Inc	5,646	38,223
NorthStar Realty Finance Corp.	17,174	156,283
One Liberty Properties, Inc	1,012	22,224
Parkway Properties, Inc	3,756	62,951
Pebblebrook Hotel Trust	5,402	139,642
Pennsylvania Real Estate Investment Trust	6,022	113,695
Pennymac Mortgage Investment Trust	5,239	110,281
Potlatch Corp.	3,492	141,216
PS Business Parks, Inc	1,620	116,915
RAIT Financial Trust	6,203	46,647
Ramco-Gershenson Properties Trust	5,265	81,765
Redwood Trust, Inc.	7,082	120,394
Resource Capital Corp.	11,065	68,050
Retail Opportunity Investments Corp	5,885	81,801
RLJ Lodging Trust	10,843	243,859
Rouse Properties, Inc.	1,994	39,122
Ryman Hospitality Properties, Inc.	3,804	148,394
Sabra Healthcare REIT, Inc.	3,180	83,030
Saul Centers, Inc	656	29,166
Select Income REIT	1,489	41,752
Silver Bay Realty Trust Corp.	1,310	21,694
Sovran Self Storage, Inc.	2,695	174,609
Spirit Realty Capital, Inc	4,966	87,998
STAG Industrial, Inc.	3,607	71,960
Strategic Hotels & Resorts, Inc.*	15,634	138,517
Summit Hotel Properties, Inc.	5,686	53,733
Sun Communities, Inc	3,168	157,640
Sunstone Hotel Investors, Inc.*	14,377	173,674
Terreno Realty Corp.	1,701	31,520
The GEO Group, Inc.	6,174	209,607
UMH Properties, Inc.	1,025	10,527
Universal Health Realty Income Trust	985	42,483
Urstadt Biddle Properties, Inc	2,125	42,861
Washington Real Estate Investment Trust	5,735	154,329
Western Asset Mortgage Capital Corp.	2,096	36,596
Whitestone REIT	1,229	19,369
Winthrop Realty Trust	2,311	27,801
ZAIS Financial Corp	499	9,067
		9,920,361

Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.*	3,712	147,552
Altisource Residential Corp.*	2,161	36,067
AV Homes, Inc.*	824	14,609

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 43

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Management & Development - Cont’d
Consolidated-Tomoka Land Co	504	$ 19,233
Forestar Group, Inc.*	3,184	63,871
Kennedy-Wilson Holdings, Inc	4,352	72,417
Tejon Ranch Co.*	1,147	32,678
Thomas Properties Group, Inc	2,899	15,365
		401,792

Road & Rail - 0.5%
Arkansas Best Corp.	2,213	50,788
Celadon Group, Inc.	1,805	32,941
Heartland Express, Inc.	3,964	54,981
Knight Transportation, Inc.	5,197	87,414
Marten Transport Ltd	2,021	31,661
Patriot Transportation Holding, Inc.*	453	13,608
Quality Distribution, Inc.*	1,924	17,008
Roadrunner Transportation Systems, Inc.*	1,521	42,345
Saia, Inc.*	2,163	64,825
Swift Transportation Co.*	7,111	117,616
Universal Truckload Services, Inc.*	475	11,452
Werner Enterprises, Inc.	3,982	96,245
YRC Worldwide, Inc.*	810	23,288
		644,172

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Energy Industries, Inc.*	3,385	58,933
Alpha & Omega Semiconductor Ltd.*	1,207	9,222
Ambarella, Inc.*	1,595	26,844
Amkor Technology, Inc.*	5,531	23,286
Anadigics, Inc.*	6,771	14,896
Applied Micro Circuits Corp.*	5,726	50,389
ATMI, Inc.*	2,756	65,179
Axcelis Technologies, Inc.*	9,665	17,590
Brooks Automation, Inc	5,690	55,364
Cabot Microelectronics Corp.*	2,121	70,014
Cavium, Inc.*	4,476	158,316
Ceva, Inc.*	1,987	38,468
Cirrus Logic, Inc.*	5,465	94,872
Cohu, Inc	2,037	25,463
Cypress Semiconductor Corp.*	12,680	136,056
Diodes, Inc.*	3,196	83,000
DSP Group, Inc.*	1,705	14,169
Entegris, Inc.*	12,359	116,051
Entropic Communications, Inc.*	7,041	30,065
Exar Corp.*	3,348	36,058
Formfactor, Inc.*	4,374	29,525
GSI Technology, Inc.*	2,002	12,653
GT Advanced Technologies, Inc.*	10,346	42,936
Hittite Microwave Corp.*	2,719	157,702
Inphi Corp.*	2,248	24,728
Integrated Device Technology, Inc.*	11,366	90,246
Integrated Silicon Solution, Inc.*	2,404	26,348
Intermolecular, Inc.*	1,487	10,811

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 44

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
International Rectifier Corp.*	5,989	$ 125,410
Intersil Corp.	11,475	89,735
IXYS Corp.	2,094	23,160
Kopin Corp.*	6,180	22,928
Lattice Semiconductor Corp.*	10,150	51,461
LTX-Credence Corp.*	4,282	25,649
M/A-COM Technology Solutions Holdings, Inc.*	912	13,315
MaxLinear, Inc.*	1,994	13,958
Micrel, Inc.	4,448	43,946
Microsemi Corp.*	8,000	182,000
Mindspeed Technologies, Inc.*	2,963	9,600
MKS Instruments, Inc.	4,730	125,534
Monolithic Power Systems, Inc	3,171	76,453
MoSys, Inc.*	4,055	16,301
Nanometrics, Inc.*	2,115	31,027
NeoPhotonics Corp.*	1,727	15,008
NVE Corp.*	408	19,103
Omnivision Technologies, Inc.*	4,424	82,508
PDF Solutions, Inc.*	2,096	38,629
Peregrine Semiconductor Corp.*	2,279	24,864
Pericom Semiconductor Corp.*	2,352	16,746
Photronics, Inc.*	5,437	43,822
PLX Technology, Inc.*	3,845	18,302
PMC - Sierra, Inc.*	17,595	111,728
Power Integrations, Inc.	2,555	103,631
Rambus, Inc.*	9,941	85,393
RF Micro Devices, Inc.*	25,044	133,985
Rubicon Technology, Inc.*	1,417	11,350
Rudolph Technologies, Inc.*	2,894	32,413
Semtech Corp.*	5,722	200,442
Sigma Designs, Inc.*	2,722	13,746
Silicon Image, Inc.*	7,111	41,599
Spansion, Inc.*	4,135	51,770
SunEdison, Inc.*	19,990	163,318
SunPower Corp.*	3,580	74,106
Supertex, Inc.	1,019	24,364
Tessera Technologies, Inc.	4,394	91,395
TriQuint Semiconductor, Inc.*	14,079	97,567
Ultra Clean Holdings, Inc.*	2,008	12,148
Ultratech, Inc.*	2,360	86,659
Veeco Instruments, Inc.*	3,377	119,613
Volterra Semiconductor Corp.*	2,168	30,612
		4,114,482

Software - 3.8%
Accelrys, Inc.*	4,811	40,412
ACI Worldwide, Inc.*	3,436	159,705
Actuate Corp.*	4,437	29,462
Advent Software, Inc.*	2,747	96,310
American Software, Inc.	1,795	15,599
Aspen Technology, Inc.*	8,081	232,652
AVG Technologies NV*	2,064	40,145

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 45

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
Blackbaud, Inc.	4,064	$ 132,364
Bottomline Technologies, Inc.*	3,347	84,646
BroadSoft, Inc.*	2,474	68,282
Callidus Software, Inc.*	3,294	21,707
Commvault Systems, Inc.*	4,022	305,230
Comverse, Inc.*	1,972	58,687
Cyan, Inc.*	690	7,211
Digimarc Corp	626	13,002
Ebix, Inc.	2,498	23,131
Ellie Mae, Inc.*	2,233	51,538
EPIQ Systems, Inc.	2,837	38,214
ePlus, Inc.	291	17,428
Fair Isaac Corp	3,024	138,590
FleetMatics Group plc*	1,409	46,821
Glu Mobile, Inc.*	4,867	10,707
Guidance Software, Inc.*	1,234	10,785
Guidewire Software, Inc.*	3,616	152,053
Imperva, Inc.*	1,741	78,415
Infoblox, Inc.*	4,318	126,345
Interactive Intelligence Group, Inc.*	1,336	68,938
Jive Software, Inc.*	3,414	62,032
Manhattan Associates, Inc.*	1,678	129,474
Mentor Graphics Corp.	8,386	163,946
MicroStrategy, Inc.*	767	66,698
Mitek Systems, Inc.*	1,917	11,080
Model N, Inc.*	700	16,352
Monotype Imaging Holdings, Inc	3,293	83,675
Netscout Systems, Inc.*	3,122	72,867
Pegasystems, Inc	1,548	51,270
Progress Software Corp.*	4,755	109,413
Proofpoint, Inc.*	1,881	45,577
PROS Holdings, Inc.*	1,967	58,912
PTC, Inc.*	10,316	253,051
QAD, Inc	409	4,695
QLIK Technologies, Inc.*	7,504	212,138
Qualys, Inc.*	1,284	20,698
Rally Software Development Corp.*	595	14,768
RealPage, Inc.*	4,014	73,617
Rosetta Stone, Inc.*	971	14,313
Sapiens International Corp. NV	1,230	7,060
Seachange International, Inc.*	2,824	33,069
Silver Spring Networks, Inc.*	511	12,744
Sourcefire, Inc.*	2,761	153,374
SS&C Technologies Holdings, Inc.*	5,024	165,290
Synchronoss Technologies, Inc.*	2,488	76,805
Take-Two Interactive Software, Inc.*	7,040	105,389
Tangoe, Inc.*	2,685	41,430
TeleCommunication Systems, Inc.*	4,102	9,558
TeleNav, Inc.*	1,354	7,081
TiVo, Inc.*	11,227	124,058
Tyler Technologies, Inc.*	2,711	185,839
Ultimate Software Group, Inc.*	2,384	279,619

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 46

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
VASCO Data Security International, Inc.*	2,346	$ 19,495
Verint Systems, Inc.*	4,544	161,176
VirnetX Holding Corp.*	3,778	75,522
Vringo, Inc.*	5,782	18,329
		5,008,793

Specialty Retail - 3.3%
Aeropostale, Inc.*	7,078	97,676
America’s Car-Mart, Inc.*	726	31,392
ANN, Inc.*	4,068	135,058
Asbury Automotive Group, Inc.*	2,688	107,789
Barnes & Noble, Inc.*	3,484	55,605
Bebe Stores, Inc.	3,035	17,026
Big 5 Sporting Goods Corp.	1,497	32,859
Body Central Corp.*	1,439	19,167
Brown Shoe Co., Inc.	3,799	81,792
Cato Corp	2,436	60,803
Christopher & Banks Corp.*	3,132	21,110
Citi Trends, Inc.*	1,298	18,860
Conn’s, Inc.*	1,935	100,156
Destination Maternity Corp.	1,034	25,436
Destination XL Group, Inc.*	3,868	24,523
Express, Inc.*	7,361	154,360
Finish Line, Inc	4,246	92,818
Five Below, Inc.*	2,828	103,957
Francesca’s Holdings Corp.*	3,796	105,491
Genesco, Inc.*	2,071	138,736
Group 1 Automotive, Inc.	1,876	120,683
Haverty Furniture Co.’s, Inc.	1,689	38,864
hhgregg, Inc.*	1,366	21,815
Hibbett Sports, Inc.*	2,241	124,377
Jos A Bank Clothiers, Inc.*	2,506	103,548
Kirkland’s, Inc.*	1,302	22,460
Lithia Motors, Inc	1,914	102,035
Lumber Liquidators Holdings, Inc.*	2,369	184,474
MarineMax, Inc.*	2,047	23,193
Mattress Firm Holding Corp.*	1,158	46,667
Men’s Wearhouse, Inc.	4,335	164,080
Monro Muffler, Inc.	2,782	133,675
New York & Co., Inc.*	1,850	11,748
Office Depot, Inc.*	21,220	82,121
OfficeMax, Inc	7,420	75,907
Orchard Supply Hardware Stores Corp.*	171	51
Pacific Sunwear of California, Inc.*	3,981	14,531
Penske Automotive Group, Inc	3,643	111,257
Pier 1 Imports, Inc	8,174	192,007
RadioShack Corp.*	8,952	28,288
Rent-A-Center, Inc.	4,987	187,262
Restoration Hardware Holdings, Inc.*	1,525	114,375
Rue21, Inc.*	1,285	53,469
Sears Hometown and Outlet Stores, Inc.*	746	32,615
Select Comfort Corp.*	4,799	120,263

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 47

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Shoe Carnival, Inc	1,423	$ 34,166
Sonic Automotive, Inc.	3,358	70,988
Stage Stores, Inc	2,907	68,314
Stein Mart, Inc	2,386	32,569
Systemax, Inc.	1,000	9,410
The Buckle, Inc.	2,409	125,316
The Childrens Place Retail Stores, Inc.*	1,993	109,216
The Pep Boys-Manny, Moe & Jack*	4,589	53,141
Tile Shop Holdings, Inc.*	1,592	46,104
Tilly’s, Inc.*	827	13,232
Trans World Entertainment Corp.	913	4,437
Vitamin Shoppe, Inc.*	2,651	118,871
West Marine, Inc.*	1,507	16,577
Wet Seal, Inc.*	7,596	35,777
Winmark Corp.	223	14,466
Zale Corp.*	2,800	25,480
Zumiez, Inc.*	1,972	56,695
		4,369,138

Textiles, Apparel & Luxury Goods - 1.3%
American Apparel, Inc.*	4,998	9,596
Columbia Sportswear Co.	1,104	69,166
CROCS, Inc.*	7,599	125,383
Culp, Inc	785	13,651
Fifth & Pacific Co.’s, Inc.*	10,344	231,085
G-III Apparel Group Ltd.*	1,447	69,630
Iconix Brand Group, Inc.*	5,056	148,697
Jones Group, Inc	6,907	94,971
Maidenform Brands, Inc.*	2,005	34,747
Movado Group, Inc.	1,614	54,602
Oxford Industries, Inc	1,160	72,384
Perry Ellis International, Inc.	933	18,949
Quiksilver, Inc.*	11,336	73,004
RG Barry Corp.	783	12,716
Skechers U.S.A., Inc.*	3,408	81,826
Steven Madden Ltd.*	3,536	171,072
True Religion Apparel, Inc.	2,223	70,380
Tumi Holdings, Inc.*	4,129	99,096
Unifi, Inc.*	1,199	24,783
Vera Bradley, Inc.*	1,814	39,291
Wolverine World Wide, Inc.	4,349	237,499
		1,752,528

Thrifts & Mortgage Finance - 1.5%
Astoria Financial Corp.	7,553	81,421
Bank Mutual Corp	4,721	26,626
BankFinancial Corp.	1,984	16,864
BBX Capital Corp.*	622	8,030
Beneficial Mutual Bancorp, Inc.*	2,733	22,957
Berkshire Hills Bancorp, Inc.	2,163	60,045
BofI Holding, Inc.*	1,051	48,157
Brookline Bancorp, Inc.	6,306	54,736
Capitol Federal Financial, Inc.	12,845	155,938

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 48

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - Cont’d
Charter Financial Corp.	1,962	$ 19,777
Clifton Savings Bancorp, Inc.	836	9,907
Dime Community Bancshares, Inc.	2,830	43,356
Doral Financial Corp.*	10,461	8,683
ESB Financial Corp.	1,045	12,676
ESSA Bancorp, Inc	931	10,204
EverBank Financial Corp.	6,941	114,943
Federal Agricultural Mortgage Corp., Class C	895	25,848
First Defiance Financial Corp.	799	18,017
First Federal Bancshares of Arkansas, Inc.*	313	2,473
First Financial Northwest, Inc.	1,441	14,857
First Pactrust Bancorp, Inc	699	9,492
Flagstar Bancorp, Inc.*	1,712	23,899
Fox Chase Bancorp, Inc.	1,196	20,332
Franklin Financial Corp	1,141	20,549
Hingham Institution for Savings	115	7,806
Home Bancorp, Inc.*	615	11,377
Home Loan Servicing Solutions, Ltd.	4,903	117,525
HomeStreet, Inc	1,117	23,960
Kearny Financial Corp.*	1,413	14,822
Meridian Interstate Bancorp, Inc.*	838	15,780
Meta Financial Group, Inc	474	12,457
MGIC Investment Corp.*	27,840	168,989
NASB Financial, Inc.*	378	9,892
Northfield Bancorp, Inc	5,019	58,823
Northwest Bancshares, Inc.	8,083	109,201
OceanFirst Financial Corp.	1,187	18,458
Oritani Financial Corp	3,882	60,870
PennyMac Financial Services, Inc.*	1,102	23,440
Provident Financial Holdings, Inc.	876	13,911
Provident Financial Services, Inc	5,242	82,719
Provident New York Bancorp	3,407	31,821
Radian Group, Inc.	14,907	173,219
Rockville Financial, Inc	2,425	31,719
Roma Financial Corp.*	676	12,276
Security National Financial Corp.*	652	3,860
Territorial Bancorp, Inc.	940	21,253
Tree.com, Inc	543	9,307
Trustco Bank Corp. NY	7,825	42,568
United Community Financial Corp.*	3,416	15,884
United Financial Bancorp, Inc.	1,552	23,513
Walker & Dunlop, Inc.*	1,420	24,850
Waterstone Financial, Inc.*	658	6,685
Westfield Financial, Inc.	1,965	13,755
WSFS Financial Corp.	686	35,940
		2,026,467

Tobacco - 0.2%
Alliance One International, Inc.*	7,793	29,613
Universal Corp	2,013	116,452
Vector Group Ltd.	5,002	81,133
		227,198

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Trading Companies & Distributors - 0.9%
Aceto Corp	2,638	$ 36,747
Aircastle Ltd	5,904	94,405
Applied Industrial Technologies, Inc.	3,712	179,401
Beacon Roofing Supply, Inc.*	4,219	159,816
BlueLinx Holdings, Inc.*	2,953	6,349
CAI International, Inc.*	1,481	34,907
DXP Enterprises, Inc.*	857	57,076
Edgen Group, Inc.*	1,349	8,607
H&E Equipment Services, Inc	2,568	54,108
Houston Wire & Cable Co	1,646	22,781
Kaman Corp.	2,263	78,209
Rush Enterprises, Inc.*	2,992	74,052
TAL International Group, Inc.*	2,919	127,181
Textainer Group Holdings Ltd.	1,837	70,614
Titan Machinery, Inc.*	1,521	29,857
Watsco, Inc	2,215	185,971
		1,220,081

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc.*	3,551	65,942

Water Utilities - 0.2%
American States Water Co.	1,623	87,106
Artesian Resources Corp.	490	10,917
California Water Service Group	4,144	80,849
Connecticut Water Service, Inc	883	25,342
Consolidated Water Co., Inc.	1,510	17,259
Middlesex Water Co.	1,560	31,075
Pure Cycle Corp.*	1,485	8,301
SJW Corp.	1,344	35,213
York Water Co	1,309	24,910
		320,972

Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc.*	1,422	8,831
Leap Wireless International, Inc.*	5,019	33,778
NII Holdings, Inc.*	14,834	98,943
NTELOS Holdings Corp.	1,286	21,168
Shenandoah Telecommunications Co.	2,077	34,644
USA Mobility, Inc.	1,934	26,244
		223,608

Total Equity Securities (Cost $100,318,695)		122,360,641

CLOSED-END FUNDS - 0.0%
Firsthand Technology Value Fund, Inc.*	770	15,292

Total Closed-End Funds (Cost $14,653)		15,292

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EXCHANGE TRADED PRODUCTS - 3.9%	SHARES	VALUE
iShares Russell 2000 ETF	53,200	$5,168,912

Total Exchange Traded Products (Cost $4,300,724)		5,168,912

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.3%	AMOUNT
United States Treasury Bills, 0.075%, 11/14/13^	$400,000	399,887

Total U.S. Treasury Obligations (Cost $399,887)		399,887

TIME DEPOSIT - 2.8%
State Street Bank Time Deposit, 0.098%, 7/1/13	3,614,242	3,614,242

Total Time Deposit (Cost $3,614,242)		3,614,242

TOTAL INVESTMENTS (Cost $108,648,201) - 100.2%		131,558,974
Other assets and liabilities, net - (0.2%)		(241,699)
NET ASSETS - 100%		$131,317,275

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	43	9/13	$4,191,210	($42,328)

(b) This security was valued by the Board of Directors. See Note A.

^ Futures collateralized by $400,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ETF: Exchange traded-fund
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013

ASSETS
Investments in securities, at value (Cost $108,648,201) - see accompanying schedule	$131,558,974
Receivable for securities sold	10,713,566
Receivable for shares sold	116,412
Interest and dividends receivable	163,904
Other assets	12,835
Total assets	142,565,691

LIABILITIES
Payable for securities purchased	10,873,300
Payable for shares redeemed	172,921
Payable for futures variation margin	7,740
Payable to Calvert Investment Management, Inc	92,926
Payable to Calvert Investment Administrative Services, Inc	10,845
Payable to Calvert Investment Services, Inc	813
Payable to Calvert Investment Distributors, Inc	1,923
Accrued expenses and other liabilities	87,948
Total liabilities	11,248,416

NET ASSETS	$131,317,275

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,657,861 shares outstanding	$91,510,120
Class F: 165,217 shares outstanding	9,317,316
Undistributed net investment income	860,393
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,761,007
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies	22,868,439

NET ASSETS	$131,317,275

NET ASSET VALUE PER SHARE
Class I (based on net assets of $119,376,286)	$72.01
Class F (based on net assets of $11,940,989)	$72.27

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $653)	$879,991
Interest income	2,226
Total investment income	882,217

Expenses:
Investment advisory fee	220,026
Transfer agency fees and expenses	8,953
Accounting fees	10,075
Distribution Plan expenses:
Class F	10,391
Directors’ fees and expenses	10,786
Administrative fees	62,864
Custodian fees	44,232
Reports to shareholders	18,482
Professional fees	16,869
Contract services fees	42,355
Miscellaneous	9,865
Total expenses	454,898
Reimbursement from Advisor:
Class F	(279)
Net expenses	454,619

NET INVESTMENT INCOME	427,598

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,792,997
Foreign currency transactions	(23)
Futures	738,993
5,531,967

Change in unrealized appreciation (depreciation) on:
Investments	11,892,160
Assets and liabilities denominated in foreign currencies	(6)
Futures	(114,260)
11,777,894

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,309,861

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,737,459

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$ 427,598	$ 1,509,535
Net realized gain (loss)	5,531,967	3,123,080
Change in unrealized appreciation (depreciation)	11,777,894	10,743,500

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,737,459	15,376,115

Distributions to shareholders from:
Net investment income:
Class I shares	—	(1,018,220)
Class F shares	—	(67,214)
Net realized gain:
Class I shares	—	(5,221,430)
Class F shares	—	(453,031)
Total distributions	—	(6,759,895)

Capital share transactions:
Shares sold:
Class I shares	6,119,465	16,410,178
Class F shares	3,503,779	3,742,501
Reinvestment of distributions:
Class I shares	—	6,239,650
Class F shares	—	520,244
Shares redeemed:
Class I shares	(9,887,581)	(14,211,941)
Class F shares	(2,305,223)	(2,130,325)
Total capital share transactions	(2,569,560)	10,570,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,167,899	19,186,527

NET ASSETS
Beginning of period	116,149,376	96,962,849
End of period (including undistributed net investment income
of $860,393 and $432,795, respectively)	$ 131,317,275	$116,149,376

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	88,420	264,916
Class F shares	50,629	59,388
Reinvestment of distributions:
Class I shares	—	102,122
Class F shares	—	8,474
Shares redeemed:
Class I shares	(142,878)	(227,142)
Class F shares	(34,142)	(34,194)
Total capital share activity	(37,971)	173,564

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or

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cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, securities valued at $18, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities**	$122,360,623	—	$18		$122,360,641
Exchange traded products	5,168,912	—	—		5,168,912
Closed-end funds	15,292	—	—		15,292
U.S. government obligations	—	$399,887	—		399,887
Other debt obligations	—	3,614,242	—		3,614,242
TOTAL	$127,544,827	$4,014,129	$18	*	$131,558,974

Other financial instruments***	($42,328)	—	—		($42,328)

*Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.

*** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks

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associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Schedule of Investments.

During the period, the Portfolio invested in E-Mini Russell 2000 Index futures. The volume of activity has varied throughout the period with a weighted average of 15 contracts and $408,827 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are .95% for Class F and .74% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,472 for the six months ended June 30, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,235,710 and $12,685,653, respectively.

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As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$32,836,446
Unrealized (depreciation)	(10,021,937)
Net unrealized appreciation/(depreciation)	$22,814,509

Federal income tax cost of investments	$108,744,465

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$167	1.42%	$30,307	January 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013		2012 (z)	2011
Net asset value, beginning	$62.39		$57.44	$62.98
Income from investment operations:
Net investment income	.25		.87	.44
Net realized and unrealized gain (loss)	9.37		7.95	(3.50)
Total from investment operations	9.62		8.82	(3.06)
Distributions from:
Net investment income	—		(.63)	(.33)
Net realized gain	—		(3.24)	(2.15)
Total distributions	—		(3.87)	(2.48)
Total increase (decrease) in net asset value	9.62		4.95	(5.54)
Net asset value, ending	$72.01		$62.39	$57.44

Total return*	15.42%		15.50%	(4.89%)
Ratios to average net assets: A
Net investment income	.70	% (a)	1.40%	.60%
Total expenses	.71	% (a)	.76%	.79%
Expenses before offsets	.71	% (a)	.73%	.71%
Net expenses	.71	% (a)	.73%	.71%
Portfolio turnover	10%		13%	17%
Net assets, ending (in thousands)	$119,376		$106,827	$90,325

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2010	(z)	2009	2008 (z)
Net asset value, beginning	$50.19		$40.42	$67.00
Income from investment operations:
Net investment income	.43		.40	.62
Net realized and unrealized gain (loss)	12.66		10.19	(22.38)
Total from investment operations	13.09		10.59	(21.76)
Distributions from:
Net investment income	(.30)		(.27)	(1.13)
Net realized gain	—		(.55)	(3.69)
Total distributions	(.30)		(.82)	(4.82)
Total increase (decrease) in net asset value	12.79		9.77	(26.58)
Net asset value, ending	$62.98		$50.19	$40.42

Total return*	26.08%		26.17%	(33.95%)
Ratios to average net assets: A
Net investment income	.79%		.83%	1.13%
Total expenses	.82%		.86%	.70%
Expenses before offsets	.70%		.70%	.70%
Net expenses	.70%		.70%	.70%
Portfolio turnover	42%		24%	30%
Net assets, ending (in thousands)	$119,223		$63,320	$58,414

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013		2012 (z)	2011
Net asset value, beginning	$62.68		$57.69	$63.21
Income from investment operations:
Net investment income	.14		.77	.25
Net realized and unrealized gain (loss)	9.45		7.94	(3.44)
Total from investment operations	9.59		8.71	(3.19)
Distributions from:
Net investment income	—		(.48)	(.18)
Net realized gain	—		(3.24)	(2.15)
Total distributions	—		(3.72)	(2.33)
Total increase (decrease) in net asset value	9.59		4.99	(5.52)
Net asset value, ending	$72.27		$62.68	$57.69

Total return*	15.30%		15.23%	(5.07%)
Ratios to average net assets: A
Net investment income	.51	%(a)	1.23%	.42%
Total expenses	.92	%(a)	.99%	1.03%
Expenses before offsets	.91	%(a)	.94%	.92%
Net expenses	.91	%(a)	.94%	.92%
Portfolio turnover	10%		13%	17%
Net assets, ending (in thousands)	$11,941		$9,323	$6,638

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2010	(z)	2009	2008 (z)
Net asset value, beginning	$50.38		$40.55	$66.78
Income from investment operations:
Net investment income	.32		.19	.58
Net realized and unrealized gain (loss)	12.70		10.32	(22.36)
Total from investment operations	13.02		10.51	(21.78)
Distributions from:
Net investment income	(.19)		(.13)	(.76)
Net realized gain	—		(.55)	(3.69)
Total distributions	(.19)		(.68)	(4.45)
Total increase (decrease) in net asset value	12.83		9.38	(26.23)
Net asset value, ending	$63.21		$50.38	$40.55

Total return*	25.83%		25.91%	(34.05%)
Ratios to average net assets: A
Net investment income	.58%		.63%	1.09%
Total expenses	1.06%		1.25%	.91%
Expenses before offsets	.91%		.91%	.91%
Net expenses	.91%		.91%	.91%
Portfolio turnover	42%		24%	30%
Net assets, ending (in thousands)	$6,085		$3,299	$977

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP EAFE International Index Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS

an Ameritas company

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by World Asset Management, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

	AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.13)

	Class I	Class F*
Six month**	3.13%	3.03%
One year	17.28%	17.02%
Five year	-1.42%	-1.64%
Ten year	6.49%	6.26%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I Shares is 0.96%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

**Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	11.7%
Consumer Staples	11.4%
Energy	6.8%
Exchange Traded Products	1.8%
Financials	24.6%
Health Care	10.3%
Industrials	12.3%
Information Technology	4.5%
Materials	8.0%
Telecommunication Services	4.9%
Utilities	3.7%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Class I
Actual	$1,000.00	$1,031.57	$4.86

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.01	$4.83

Class F
Actual	$1,000.00	$1,030.47	$5.91

Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.97	$5.88

* Expenses are equal to the Fund’s annualized expense ratio of 0.96% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 97.5%	SHARES	VALUE
Australia - 7.8%
AGL Energy Ltd.	6,822	$ 90,554
ALS Ltd.	4,260	37,411
Alumina Ltd.*	32,052	28,941
Amcor Ltd.	14,964	139,095
AMP Ltd	36,340	141,580
APA Group	10,412	57,173
Asciano Ltd.	12,340	56,787
ASX Ltd.	2,171	65,814
Aurizon Holdings Ltd.	25,179	96,019
Australia & New Zealand Banking Group Ltd.	34,023	891,379
Bendigo and Adelaide Bank Ltd	5,162	47,651
BGP Holdings plc (b)*	77,172	—
BHP Billiton Ltd.	39,828	1,145,329
Boral Ltd	9,782	37,752
Brambles Ltd	19,304	165,280
Caltex Australia Ltd.	1,674	27,699
CFS Retail Property Trust Group	25,769	47,245
Coca-Cola Amatil Ltd	7,088	82,584
Cochlear Ltd.	725	41,013
Commonwealth Bank of Australia	19,955	1,265,493
Computershare Ltd.	5,857	55,141
Crown Ltd.	4,968	55,151
CSL Ltd.	6,178	348,751
Dexus Property Group	60,009	58,861
Echo Entertainment Group Ltd	8,703	24,413
Federation Centres Ltd.	17,648	38,342
Flight Centre Ltd.	716	25,815
Fortescue Metals Group Ltd.	19,307	53,804
Goodman Group	21,246	95,044
GPT Group	21,934	77,211
Harvey Norman Holdings Ltd	6,976	16,307
Iluka Resources Ltd	5,192	47,547
Incitec Pivot Ltd.	20,606	54,024
Insurance Australia Group Ltd	25,782	128,571
Leighton Holdings Ltd	2,090	29,601
Lend Lease Group	6,766	51,790
Macquarie Group Ltd.	3,789	145,430
Metcash Ltd.	10,921	35,240
Mirvac Group	42,481	62,502
National Australia Bank Ltd.	29,046	790,274
Newcrest Mining Ltd	9,498	85,936
Orica Ltd.	4,548	86,093
Origin Energy Ltd	13,567	156,332
Qantas Airways Ltd.*	13,661	16,906
QBE Insurance Group Ltd.	14,841	205,296
Ramsay Health Care Ltd	1,628	53,442
Rio Tinto Ltd.	5,403	259,385
Santos Ltd	11,923	136,951
Seek Ltd.	3,980	33,092
Sonic Healthcare Ltd.	4,667	63,361

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Australia - Cont’d
SP AusNet	21,532	$ 23,193
Stockland	27,315	87,138
Suncorp Group Ltd	15,955	174,341
Sydney Airport	2,422	7,504
TABCORP Holdings Ltd.	9,362	26,176
Tatts Group Ltd	17,611	51,177
Telstra Corp. Ltd.	54,008	236,159
Toll Holdings Ltd.	8,619	42,034
Transurban Group	17,454	108,161
Treasury Wine Estates Ltd.	8,026	42,820
Wesfarmers Ltd. PPS	12,483	453,150
Westfield Group	26,248	275,264
Westfield Retail Trust	37,875	107,632
Westpac Banking Corp.	38,489	1,018,970
Whitehaven Coal Ltd	6,917	14,584
Woodside Petroleum Ltd.	8,173	262,302
Woolworths Ltd	15,412	463,546
WorleyParsons Ltd	2,613	46,685
		11,196,248

Austria - 0.3%
Andritz AG	921	47,238
Erste Group Bank AG	2,935	78,294
IMMOFINANZ AG*	11,770	43,946
OMV AG	1,826	82,431
Raiffeisen Bank International AG*	641	18,680
Telekom Austria AG	2,882	18,237
Verbund AG	894	16,969
Vienna Insurance Group AG Wiener Versicherung Gruppe	476	22,098
Voestalpine AG	1,398	49,342
		377,235

Belgium - 1.1%
Ageas SA/NV	2,864	100,507
Anheuser-Busch InBev NV	9,963	886,428
Belgacom SA	1,886	42,288
Colruyt SA	959	50,410
Delhaize Group	1,263	78,031
Groupe Bruxelles Lambert SA	1,000	75,208
KBC Groep NV	2,843	105,798
Solvay SA	735	96,289
Telenet Group Holding NV	652	29,908
UCB SA	1,364	73,438
Umicore SA	1,413	58,695
		1,597,000

China - 0.0%
AAC Technologies Holdings, Inc.	9,137	51,362

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Denmark - 1.1%
AP Moeller - Maersk A/S:
Series A	6	$40,437
Series B	16	114,530
Carlsberg A/S, Series B	1,326	118,646
Coloplast A/S	1,377	77,168
Danske Bank A/S*	8,130	138,966
DSV A/S	2,331	56,798
Novo Nordisk A/S, Series B	5,050	786,565
Novozymes A/S, Series B	2,859	91,454
TDC A/S	9,207	74,576
Tryg A/S	304	25,043
William Demant Holding A/S*	332	27,442
		1,551,625

Finland - 0.8%
Elisa Oyj	1,762	34,407
Fortum Oyj	5,508	103,185
Kesko Oyj, Series B	827	22,981
Kone Oyj, Series B	1,930	153,286
Metso Oyj	1,584	53,826
Neste Oil Oyj	1,589	23,235
Nokia Oyj*	46,441	171,948
Nokian Renkaat Oyj	1,394	56,781
Orion Oyj, Class B	1,261	29,562
Pohjola Bank plc	1,718	25,234
Sampo Oyj	5,197	202,425
Stora Enso Oyj, Series R	6,972	46,712
UPM-Kymmene Oyj	6,530	63,969
Wartsila Oyj Abp	2,201	95,723
		1,083,274

France - 8.7%
Accor SA	1,972	69,358
Aeroports de Paris	375	36,448
Air Liquide SA	3,873	478,010
Alstom SA*	2,674	87,525
Arkema SA	778	71,386
Atos SA	695	51,555
AXA SA	22,216	436,274
BNP Paribas SA	12,324	672,981
Bouygues	2,405	61,355
Bureau Veritas SA	2,736	70,814
Cap Gemini SA	1,783	86,637
Carrefour SA	7,475	205,481
Casino Guichard-Perrachon SA	698	65,353
Christian Dior SA	676	109,051
Cie de Saint-Gobain	4,939	199,830
Cie Generale de Geophysique - Veritas*	2,008	44,383
Cie Generale des Etablissements Michelin	2,263	202,256
CNP Assurances SA	1,995	28,614
Credit Agricole SA*	12,391	106,441
Danone SA	7,080	531,090

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
France - Cont’d
Dassault Systemes SA	772	$ 94,387
Edenred	2,521	77,073
Electricite de France SA	2,980	69,143
Essilor International SA	2,529	268,933
Eurazeo SA	368	19,708
Eutelsat Communications SA	1,774	50,335
Fonciere Des Regions	358	26,845
GDF Suez	16,457	322,109
Gecina SA	272	30,071
Groupe Eurotunnel SA	6,820	51,851
Icade SA	290	23,934
Iliad SA	288	62,252
Imerys SA	420	25,722
JC Decaux SA	873	23,799
Kering SA	938	190,548
Klepierre SA	1,236	48,689
Lafarge SA	2,315	142,273
Lagardere SCA	1,382	38,475
Legrand SA	3,103	143,873
L’Oreal SA	2,997	492,242
LVMH Moet Hennessy Louis Vuitton SA	3,147	509,714
Natixis	11,713	49,006
Orange SA	22,994	217,415
Pernod-Ricard SA	2,632	291,699
Publicis Groupe	2,213	157,481
Remy Cointreau SA	292	30,968
Renault SA	2,383	160,278
Rexel SA	1,892	42,533
Safran SA	3,102	161,926
Sanofi SA	14,803	1,533,319
Schneider Electric SA	6,543	474,380
SCOR SE	1,904	58,395
Societe BIC SA	364	36,463
Societe Generale SA	8,708	299,077
Sodexo	1,169	97,332
Suez Environnement SA	3,550	45,833
Technip SA	1,261	127,975
Thales SA	1,151	53,719
Total SA	26,406	1,288,405
Unibail-Rodamco*	1,170	272,458
Vallourec SA	1,316	66,556
Veolia Environnement SA	4,208	47,852
Vinci SA	5,750	288,409
Vivendi	14,772	279,617
Wendel SA	399	41,085
Zodiac Aerospace	431	57,024
		12,506,023

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - 8.4%
adidas AG	2,594	$ 280,570
Allianz SE	5,654	825,663
Axel Springer AG	519	22,129
BASF SE	11,390	1,016,947
Bayer AG	10,255	1,093,048
Bayerische Motoren Werke AG:
Common	4,105	358,768
Preferred	664	45,377
Beiersdorf AG	1,250	108,955
Brenntag AG	638	96,862
Celesio AG	1,054	22,899
Commerzbank AG*	11,997	104,539
Continental AG	1,364	182,063
Daimler AG	11,916	720,616
Deutsche Bank AG	12,642	528,841
Deutsche Boerse AG	2,393	157,433
Deutsche Lufthansa AG*	2,851	57,842
Deutsche Post AG	11,244	279,319
Deutsche Telekom AG	34,833	406,213
E.ON SE	22,333	366,372
Fraport AG Frankfurt Airport Services Worldwide	457	27,634
Fresenius Medical Care AG & Co. KGaA	2,628	186,432
Fresenius SE & Co. KGaA	1,547	190,610
Fuchs Petrolub SE, preferred	440	35,003
GEA Group AG	2,267	80,308
Hannover Rueckversicherung SE	747	53,761
HeidelbergCement AG	1,743	117,165
Henkel AG & Co. KGaA:
Common	1,610	126,195
Preferred	2,209	207,632
Hochtief AG	389	25,420
Hugo Boss AG	392	43,144
Infineon Technologies AG	13,400	112,092
K+S AG	2,136	78,933
Kabel Deutschland Holding AG	1,097	120,422
Lanxess AG	1,031	62,074
Linde AG	2,297	428,370
MAN SE	437	47,698
Merck KGAA	801	121,973
Metro AG	1,607	50,844
Muenchener Rueckversicherungs AG	2,224	409,114
Porsche Automobil Holding SE, Preferred	1,898	146,868
ProSiebenSat.1 Media AG, Preferred*	1,314	56,446
RWE AG:
Common	6,068	193,565
Preferred	512	15,820
SAP AG	11,426	836,286
Siemens AG	9,832	993,217
Suedzucker AG	1,038	32,132
ThyssenKrupp AG*	4,785	93,967
United Internet AG	1,323	37,323

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
Volkswagen AG:
Common	365	$ 71,108
Preferred	1,793	362,836
		12,038,848

Greece - 0.0%
Hellenic Telecommunications Organization SA*	3,039	23,722
OPAP SA	2,769	23,163
		46,885

Hong Kong - 3.0%
AIA Group Ltd.	149,359	632,587
ASM Pacific Technology Ltd.	2,970	32,836
Bank of East Asia Ltd	15,190	54,739
BOC Hong Kong Holdings Ltd.	45,890	141,111
Cathay Pacific Airways Ltd.	14,635	25,586
Cheung Kong Holdings Ltd.	17,233	233,739
Cheung Kong Infrastructure Holdings Ltd.	7,737	51,772
CLP Holdings Ltd.	21,931	177,430
First Pacific Co. Ltd	26,122	27,954
Galaxy Entertainment Group Ltd.*	26,081	127,275
Genting Singapore plc	75,742	78,833
Hang Lung Properties Ltd.	27,759	96,811
Hang Seng Bank Ltd	9,483	140,237
Henderson Land Development Co. Ltd	13,175	78,902
HKT Trust / HKT Ltd	27,851	26,393
Hong Kong & China Gas Co. Ltd.	71,130	173,878
Hong Kong Exchanges and Clearing Ltd.	13,546	204,513
Hopewell Holdings	7,052	23,458
Hutchison Whampoa Ltd.	26,435	277,944
Hysan Development Co. Ltd.	7,909	34,160
Kerry Properties Ltd	8,035	31,441
Li & Fung Ltd.	72,575	99,559
Link REIT	28,374	139,745
MGM China Holdings Ltd.	12,017	32,072
MTR Corp. Ltd.	17,965	65,781
New World Development Co. Ltd.	47,169	65,194
New World Hotels Investments Co., Rights (b)*	590	—
Noble Group Ltd	50,628	38,722
NWS Holdings Ltd	17,805	27,180
Orient Overseas International Ltd	2,876	18,577
PCCW Ltd.	49,601	23,342
Power Assets Holdings Ltd.	17,203	148,494
Sands China Ltd.	29,969	141,998
Shangri-La Asia Ltd.	19,804	34,215
Sino Land Co	37,631	52,690
SJM Holdings Ltd.	24,079	57,992
Sun Hung Kai Properties Ltd	19,856	256,259
Swire Pacific Ltd.	8,422	101,635
Swire Properties Ltd	14,802	44,085
Wharf Holdings Ltd.	18,783	158,015
Wheelock & Co. Ltd.	11,338	56,718

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hong Kong - Cont’d
Wynn Macau Ltd	19,299	$ 52,377
Yue Yuen Industrial Holdings Ltd.	9,201	23,785
		4,310,034

Ireland - 0.5%
Bank of Ireland*	261,574	53,426
CRH plc	9,011	182,290
Elan Corp. plc*	6,007	84,048
Experian plc	12,526	217,722
James Hardie Industries plc	5,468	47,068
Kerry Group plc	1,851	102,102
Ryanair Holdings plc	2,499	23,115
		709,771

Israel - 0.5%
Bank Hapoalim BM*	13,094	59,257
Bank Leumi Le-Israel BM*	15,846	52,684
Bezeq Israeli Telecommunication Corp. Ltd.	23,655	31,589
Delek Group Ltd.	50	12,983
Israel Chemicals Ltd	5,523	54,526
Israel Corp. Ltd.*	33	19,858
Mellanox Technologies Ltd.*	453	22,355
Mizrahi Tefahot Bank Ltd.*	1,623	16,277
NICE Systems Ltd.	735	26,699
Teva Pharmaceutical Industries Ltd.	10,533	406,919
		703,147

Italy - 1.8%
Assicurazioni Generali SpA	14,480	252,803
Atlantia SpA	4,103	66,883
Banca Monte dei Paschi di Siena SpA*	81,276	20,619
Enel Green Power SpA	22,140	45,941
Enel SpA	81,628	255,927
ENI SpA	31,547	647,628
Exor SpA	794	23,469
Fiat Industrial SpA	10,612	118,246
Fiat SpA*	10,854	75,827
Finmeccanica SpA*	5,018	25,120
Intesa Sanpaolo SpA	144,177	230,895
Luxottica Group SpA	2,056	103,887
Mediobanca SpA	6,577	34,225
Pirelli & C. SpA	2,949	34,126
Prysmian SpA	2,527	47,176
Saipem SpA	3,283	53,345
Snam SpA	25,161	114,566
Telecom Italia SpA	124,788	86,691
Telecom Italia SpA - RSP	74,730	41,513
Terna Rete Elettrica Nazionale SpA	16,202	67,281
UniCredit SpA	53,825	251,945
Unione di Banche Italiane SCPA	10,623	38,447
		2,636,560

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - 22.0%
ABC-Mart, Inc	346	$ 13,495
Acom Co. Ltd.*	519	16,502
Advantest Corp.	1,856	30,526
Aeon Co. Ltd.	7,444	97,678
Aeon Financial Service Co. Ltd	847	23,978
Aeon Mall Co. Ltd	898	22,236
Air Water, Inc	1,932	27,201
Aisin Seiki Co. Ltd	2,375	90,835
Ajinomoto Co., Inc	7,481	109,774
Alfresa Holdings Corp.	511	27,346
Amada Co. Ltd.	4,425	29,210
ANA Holdings, Inc	14,390	29,875
Aozora Bank Ltd.	13,655	42,661
Asahi Glass Co. Ltd.	12,509	81,439
Asahi Group Holdings Ltd	4,797	118,976
Asahi Kasei Corp	15,654	103,492
Asics Corp	1,969	31,175
Astellas Pharma, Inc	5,513	299,472
Bank of Kyoto Ltd.	3,997	33,313
Benesse Holdings, Inc.	889	32,030
Bridgestone Corp.	8,066	274,760
Brother Industries Ltd	2,925	32,927
Calbee, Inc	212	20,105
Canon, Inc	14,059	458,361
Casio Computer Co. Ltd.	2,768	24,381
Central Japan Railway Co.	1,788	218,578
Chiba Bank Ltd.	9,228	62,869
Chiyoda Corp.	2,051	24,122
Chubu Electric Power Co., Inc.	7,990	113,217
Chugai Pharmaceutical Co. Ltd.	2,832	58,681
Chugoku Bank Ltd.	2,030	28,478
Chugoku Electric Power Co., Inc.	3,681	57,798
Citizen Holdings Co. Ltd.	3,451	19,268
Coca-Cola West Co. Ltd	802	14,225
Cosmo Oil Co. Ltd.*	7,014	12,936
Credit Saison Co. Ltd.	1,954	49,015
Dai Nippon Printing Co. Ltd.	6,949	63,520
Daicel Corp.	3,620	31,704
Daido Steel Co. Ltd.	3,709	18,802
Daihatsu Motor Co. Ltd.	2,383	45,150
Dai-ichi Life Insurance Co. Ltd.	105	151,534
Daiichi Sankyo Co. Ltd.	8,352	139,389
Daikin Industries Ltd	2,907	117,481
Dainippon Sumitomo Pharma Co. Ltd	1,973	26,068
Daito Trust Construction Co. Ltd	899	84,713
Daiwa House Industry Co. Ltd	6,323	117,953
Daiwa Securities Group, Inc.	20,609	173,014
Dena Co. Ltd	1,309	25,698
Denso Corp.	6,029	283,450
Dentsu, Inc.	2,242	77,501
Don Quijote Co. Ltd	670	32,580
East Japan Railway Co.	4,174	324,329

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Eisai Co. Ltd	3,126	$ 127,434
Electric Power Development Co. Ltd	1,445	45,145
FamilyMart Co. Ltd	741	31,589
FANUC Corp	2,376	344,337
Fast Retailing Co. Ltd	657	221,483
Fuji Electric Co. Ltd.	6,942	24,487
Fuji Heavy Industries Ltd.	7,281	179,411
FUJIFILM Holdings Corp	5,743	126,465
Fujitsu Ltd.	23,103	95,462
Fukuoka Financial Group, Inc.	9,789	41,632
Furukawa Electric Co. Ltd.	8,353	19,362
Gree, Inc.	1,216	10,784
GungHo Online Entertainment, Inc.*	40	43,537
Gunma Bank Ltd.	4,711	26,018
Hachijuni Bank Ltd.	5,169	30,214
Hakuhodo DY Holdings, Inc	306	21,433
Hamamatsu Photonics KK	882	31,867
Hankyu Hanshin Holdings, Inc	14,190	80,800
Hino Motors Ltd.	3,206	47,044
Hirose Electric Co. Ltd.	379	49,960
Hisamitsu Pharmaceutical Co., Inc.	782	39,721
Hitachi Chemical Co. Ltd.	1,368	21,411
Hitachi Construction Machinery Co. Ltd	1,333	26,935
Hitachi High-Technologies Corp	814	19,615
Hitachi Ltd.	59,940	384,800
Hitachi Metals Ltd	2,166	24,361
Hokkaido Electric Power Co., Inc.*	2,269	31,008
Hokuhoku Financial Group, Inc	14,669	30,011
Hokuriku Electric Power Co	2,086	32,754
Honda Motor Co. Ltd.	20,217	750,815
HOYA Corp.	5,394	111,386
Hulic Co. Ltd.	3,347	35,890
Ibiden Co. Ltd.	1,403	21,874
Idemitsu Kosan Co. Ltd	272	20,916
IHI Corp.	16,373	62,043
INPEX Corp	27	112,653
Isetan Mitsukoshi Holdings Ltd	4,494	59,648
Isuzu Motors Ltd.	14,730	100,798
ITOCHU Corp.	18,671	215,453
Itochu Techno-Solutions Corp.	316	13,073
Iyo Bank Ltd	3,189	30,468
J Front Retailing Co. Ltd	5,984	47,703
Japan Airlines Co. Ltd.	758	38,960
Japan Exchange Group, Inc.	612	61,801
Japan Petroleum Exploration Co.	375	15,212
Japan Prime Realty Investment Corp.	9	27,528
Japan Real Estate Investment Corp.	7	78,095
Japan Retail Fund Investment Corp	25	52,205
Japan Steel Works Ltd.	3,915	21,543
Japan Tobacco, Inc.	13,641	481,851
JFE Holdings, Inc.	6,095	133,725
JGC Corp.	2,570	92,466

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Joyo Bank Ltd	8,252	$ 45,158
JSR Corp.	2,266	45,811
JTEKT Corp	2,546	28,635
JX Holdings, Inc.	27,852	135,014
Kajima Corp.	10,489	34,778
Kamigumi Co. Ltd	2,949	23,747
Kaneka Corp	3,472	22,919
Kansai Electric Power Co., Inc.*	8,731	119,581
Kansai Paint Co. Ltd	2,864	36,541
Kao Corp.	6,525	221,939
Kawasaki Heavy Industries Ltd.	17,623	54,170
KDDI Corp.	6,674	347,068
Keikyu Corp.	5,931	50,927
Keio Corp.	7,318	50,299
Keisei Electric Railway Co. Ltd	3,420	32,020
Keyence Corp.	565	180,219
Kikkoman Corp.	1,956	32,526
Kinden Corp	1,747	15,001
Kintetsu Corp.	20,158	88,575
Kirin Holdings Co. Ltd.	10,770	168,673
Kobe Steel Ltd.*	31,528	39,082
Koito Manufacturing Co. Ltd.	1,196	22,841
Komatsu Ltd.	11,582	267,650
Konami Corp	1,245	26,412
Konica Minolta, Inc	6,091	45,978
Kubota Corp	13,554	197,795
Kuraray Co. Ltd	4,273	59,945
Kurita Water Industries Ltd.	1,399	29,623
Kyocera Corp	2,016	205,206
Kyowa Hakko Kirin Co. Ltd.	2,859	32,329
Kyushu Electric Power Co., Inc.*	5,292	79,787
Lawson, Inc	808	61,643
LIXIL Group Corp.	3,299	80,360
M3, Inc	8	17,963
Mabuchi Motor Co. Ltd.	314	16,772
Makita Corp.	1,389	75,032
Marubeni Corp.	20,474	136,803
Marui Group Co. Ltd.	2,766	27,569
Maruichi Steel Tube Ltd	617	15,751
Mazda Motor Corp.*	33,476	131,913
McDonald’s Holdings Company (Japan), Ltd.	824	22,837
Medipal Holdings Corp.	1,667	22,579
MEIJI Holdings Co. Ltd	772	37,073
Miraca Holdings, Inc.	690	31,710
Mitsubishi Chemical Holdings Corp.	16,811	78,951
Mitsubishi Corp	17,429	298,432
Mitsubishi Electric Corp.	23,965	224,374
Mitsubishi Estate Co. Ltd.	15,518	413,031
Mitsubishi Gas Chemical Co., Inc.	4,796	35,236
Mitsubishi Heavy Industries Ltd.	37,653	209,088
Mitsubishi Logistics Corp.	1,501	20,951
Mitsubishi Materials Corp.	14,140	49,734

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Mitsubishi Motors Corp.*	52,152	$ 71,481
Mitsubishi Tanabe Pharma Corp.	2,841	36,792
Mitsubishi UFJ Financial Group, Inc.	158,024	974,660
Mitsubishi UFJ Lease & Finance Co. Ltd	7,221	34,204
Mitsui & Co. Ltd.	21,549	270,598
Mitsui Chemicals, Inc.	10,139	22,889
Mitsui Fudosan Co. Ltd	10,384	305,267
Mitsui OSK Lines Ltd.*	13,733	53,562
Mizuho Financial Group, Inc.	284,110	589,838
MS&AD Insurance Group Holdings	6,282	159,669
Murata Manufacturing Co. Ltd.	2,514	191,289
Nabtesco Corp.	1,192	24,783
Namco Bandai Holdings, Inc	2,246	36,443
NEC Corp.	32,954	72,069
Nexon Co. Ltd	1,396	15,392
NGK Insulators Ltd	3,348	41,502
NGK Spark Plug Co. Ltd.	2,262	45,274
NHK Spring Co. Ltd	1,967	22,797
Nidec Corp.	1,259	87,803
Nikon Corp.	4,225	98,530
Nintendo Co. Ltd.	1,317	155,293
Nippon Building Fund, Inc.	8	92,557
Nippon Electric Glass Co. Ltd	4,721	22,981
Nippon Express Co. Ltd.	9,880	46,898
Nippon Meat Packers, Inc.	2,124	32,473
Nippon Prologis REIT, Inc	3	26,092
Nippon Steel & Sumitomo Metal Corp	94,280	254,644
Nippon Telegraph & Telephone Corp.	5,415	280,505
Nippon Yusen KK	20,034	53,101
Nishi-Nippon City Bank Ltd	8,895	23,218
Nissan Motor Co. Ltd.	30,834	312,302
Nisshin Seifun Group, Inc.	2,339	28,004
Nissin Foods Holdings Co. Ltd.	728	29,458
Nitori Holdings Co. Ltd.	434	34,991
Nitto Denko Corp.	2,047	131,619
NKSJ Holdings, Inc	4,120	98,199
NOK Corp.	1,180	18,754
Nomura Holdings, Inc	45,034	331,770
Nomura Real Estate Holdings, Inc.	1,535	33,941
Nomura Real Estate Office Fund, Inc	3	13,152
Nomura Research Institute Ltd	1,255	40,853
NSK Ltd.	5,810	55,568
NTT Data Corp.	15	53,212
NTT DoCoMo, Inc.	189	293,524
NTT Urban Development Corp	15	18,413
Obayashi Corp	8,215	42,638
Odakyu Electric Railway Co. Ltd.	7,768	75,782
Oji Holdings Corp	10,098	40,707
Olympus Corp.*	2,463	74,839
Omron Corp	2,534	75,388
Ono Pharmaceutical Co. Ltd.	1,023	69,386
Oracle Corp. Japan	500	20,736

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Oriental Land Co. Ltd.	620	$ 95,851
ORIX Corp	13,675	186,744
Osaka Gas Co. Ltd	23,252	98,187
Otsuka Corp.	207	22,990
Otsuka Holdings Co. Ltd.	4,496	148,394
Panasonic Corp.*	27,378	219,907
Park24 Co. Ltd.	1,271	23,044
Rakuten, Inc.	9,008	106,489
Resona Holdings, Inc	23,391	113,861
Ricoh Co. Ltd.	8,313	98,860
Rinnai Corp.	403	28,674
Rohm Co. Ltd.	1,219	49,141
Sankyo Co. Ltd	665	31,399
Sanrio Co. Ltd.	552	25,674
Santen Pharmaceutical Co. Ltd	936	40,279
SBI Holdings, Inc.	2,505	27,644
Secom Co. Ltd.	2,603	141,660
Sega Sammy Holdings, Inc.	2,311	57,830
Sekisui Chemical Co. Ltd.	5,282	56,054
Sekisui House Ltd.	6,715	97,045
Seven & I Holdings Co. Ltd	9,343	341,329
Seven Bank Ltd	7,384	26,790
Sharp Corp.*	12,647	50,983
Shikoku Electric Power Co., Inc.*	2,164	39,060
Shimadzu Corp.	2,937	23,620
Shimamura Co. Ltd.	274	33,275
Shimano, Inc	977	82,906
Shimizu Corp	7,333	29,487
Shin-Etsu Chemical Co. Ltd.	5,090	337,538
Shinsei Bank Ltd	20,464	46,404
Shionogi & Co. Ltd.	3,701	77,209
Shiseido Co. Ltd.	4,464	66,448
Shizuoka Bank Ltd	7,011	75,533
Showa Denko KK	17,992	23,754
Showa Shell Sekiyu KK	2,474	20,346
SMC Corp.	668	134,105
Softbank Corp.	11,769	686,747
Sojitz Corp	15,520	25,808
Sony Corp	12,549	262,805
Sony Financial Holdings, Inc	2,157	34,064
Stanley Electric Co. Ltd.	1,775	34,561
Sumco Corp	1,523	16,746
Sumitomo Chemical Co. Ltd	18,849	59,268
Sumitomo Corp.	13,958	174,009
Sumitomo Electric Industries Ltd.	9,353	111,793
Sumitomo Heavy Industries Ltd.	6,858	28,890
Sumitomo Metal Mining Co. Ltd	6,491	72,351
Sumitomo Mitsui Financial Group, Inc	15,782	723,690
Sumitomo Mitsui Trust Holdings, Inc.	38,631	180,259
Sumitomo Realty & Development Co. Ltd.	4,428	176,495
Sumitomo Rubber Industries, Inc.	2,120	34,655
Suruga Bank Ltd.	2,240	40,680

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Suzuken Co. Ltd.	873	$ 29,386
Suzuki Motor Corp	4,522	104,226
Sysmex Corp.	913	59,716
T&D Holdings, Inc	7,183	96,570
Taiheiyo Cement Corp.	14,632	46,746
Taisei Corp.	12,019	43,485
Taisho Pharmaceutical Holdings Co. Ltd.	391	27,741
Taiyo Nippon Sanso Corp.	3,147	21,725
Takashimaya Co. Ltd	3,282	33,242
Takeda Pharmaceutical Co. Ltd.	9,792	442,108
TDK Corp.	1,557	53,744
Teijin Ltd	11,601	25,488
Terumo Corp	1,883	93,652
The Bank of Yokohama Ltd	14,621	75,444
The Hiroshima Bank Ltd	6,510	27,752
THK Co. Ltd	1,410	29,628
Tobu Railway Co. Ltd.	12,671	65,255
Toho Co. Ltd	1,406	28,935
Toho Gas Co. Ltd	5,077	26,248
Tohoku Electric Power Co., Inc.*	5,612	70,076
Tokio Marine Holdings, Inc.	8,588	272,202
Tokyo Electric Power Co., Inc.*	17,936	92,730
Tokyo Electron Ltd	2,127	107,609
Tokyo Gas Co. Ltd.	30,370	167,727
Tokyo Tatemono Co. Ltd	5,101	42,463
Tokyu Corp.	14,102	92,237
Tokyu Land Corp.	5,291	48,524
TonenGeneral Sekiyu KK	3,504	33,936
Toppan Printing Co. Ltd.	7,078	49,148
Toray Industries, Inc	18,209	117,815
Toshiba Corp	49,923	239,993
TOTO Ltd.	3,687	37,492
Toyo Seikan Group Holdings Ltd.	1,991	30,640
Toyo Suisan Kaisha Ltd.	1,100	36,584
Toyoda Gosei Co. Ltd.	853	20,898
Toyota Boshoku Corp.	862	12,423
Toyota Industries Corp	2,020	82,653
Toyota Motor Corp.	34,207	2,065,003
Toyota Tsusho Corp	2,634	67,877
Trend Micro, Inc.	1,304	41,397
Tsumura & Co.	745	21,954
Ube Industries Ltd.	12,514	23,206
Unicharm Corp.	1,411	79,775
United Urban Investment Corp	28	37,841
USS Co. Ltd.	271	34,385
West Japan Railway Co	2,089	88,634
Yahoo! Japan Corp	180	88,707
Yakult Honsha Co. Ltd	1,090	45,149
Yamada Denki Co. Ltd.	1,132	45,919
Yamaguchi Financial Group, Inc.	2,622	25,817
Yamaha Corp.	1,956	22,413
Yamaha Motor Co. Ltd	3,540	45,844

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Yamato Holdings Co. Ltd	4,576	$ 96,432
Yamato Kogyo Co. Ltd.	551	16,853
Yamazaki Baking Co. Ltd.	1,393	16,355
Yaskawa Electric Corp	2,659	32,345
Yokogawa Electric Corp	2,665	31,881
Yokohama Rubber Co. Ltd.	2,549	25,612
		31,603,873

Luxembourg - 0.3%
ArcelorMittal	12,391	138,214
Millicom International Cellular SA (SDR)	776	55,673
SES SA (FDR)	3,767	107,815
Tenaris SA	5,856	117,399
		419,101

Netherlands - 4.6%
Aegon NV	22,009	147,143
Akzo Nobel NV	2,954	166,460
ASML Holding NV	4,432	349,523
Corio NV	834	33,163
DE Master Blenders 1753 NV*	6,270	100,331
Delta Lloyd NV	2,236	44,783
European Aeronautic Defence and Space Co. NV	7,214	385,397
Fugro NV (CVA)	875	47,412
Gemalto NV	990	89,589
Heineken Holding NV	1,250	70,097
Heineken NV	2,857	181,938
ING Groep NV (CVA)*	47,499	432,557
Koninklijke Ahold NV	12,499	185,940
Koninklijke Boskalis Westminster NV	942	34,332
Koninklijke DSM NV	1,912	124,520
Koninklijke KPN NV	39,943	82,986
Koninklijke Philips NV	11,869	323,411
Koninklijke Vopak NV	889	52,420
QIAGEN NV*	2,990	58,717
Randstad Holding NV	1,493	61,183
Reed Elsevier NV	8,552	142,409
Royal Dutch Shell plc:
Series A	46,782	1,493,969
Series B	32,417	1,072,692
TNT Express NV	4,402	32,998
Unilever NV (CVA)	20,201	795,116
Wolters Kluwer NV	3,743	79,153
Ziggo NV	2,108	84,329
		6,672,568

New Zealand - 0.1%
Auckland International Airport Ltd.	13,122	30,215
Contact Energy Ltd.	4,748	18,847
Fletcher Building Ltd.	8,492	55,502
SKYCITY Entertainment Group Ltd	7,154	24,183
Telecom Corp. of New Zealand Ltd.	22,491	39,234
		167,981

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Norway - 0.8%
Aker Solutions ASA	2,092	$ 28,383
DnB ASA	12,119	174,969
Gjensidige Forsikring ASA	2,530	37,108
Norsk Hydro ASA	11,546	45,943
Orkla ASA	9,476	77,404
Seadrill Ltd.	4,655	187,369
StatoilHydro ASA	13,840	284,672
Telenor ASA	8,705	172,049
Yara International ASA	2,290	91,047
		1,098,944

Portugal - 0.2%
Banco Espirito Santo SA*	22,422	17,939
Energias de Portugal SA	24,889	80,139
Galp Energia SGPS SA, B Shares	3,347	49,530
Jeronimo Martins SGPS SA	3,121	65,736
Portugal Telecom SGPS SA	7,938	30,878
		244,222

Singapore - 1.5%
Ascendas Real Estate Investment Trust	25,287	44,463
CapitaCommercial Trust	24,697	28,528
CapitaLand Ltd	31,777	77,172
CapitaMall Trust	30,331	47,712
CapitaMalls Asia Ltd	16,896	24,313
City Developments Ltd	5,074	42,808
ComfortDelgro Corp. Ltd.	23,533	34,049
DBS Group Holdings Ltd	21,208	259,195
Global Logistic Properties Ltd	38,346	83,147
Golden Agri-Resources Ltd.	91,894	40,576
Hutchison Port Holdings Trust	64,800	47,628
Jardine Cycle & Carriage Ltd	1,350	45,250
Keppel Corp. Ltd	17,893	146,728
Keppel Land Ltd.	8,625	22,782
Olam International Ltd	18,173	23,500
Oversea-Chinese Banking Corp. Ltd	32,005	252,356
SembCorp Industries Ltd	12,447	48,581
SembCorp Marine Ltd	10,360	35,289
Singapore Airlines Ltd	6,831	54,616
Singapore Exchange Ltd	10,631	58,928
Singapore Press Holdings Ltd.	19,805	65,119
Singapore Technologies Engineering Ltd.	19,151	63,270
Singapore Telecommunications Ltd	98,859	293,868
StarHub Ltd	7,459	24,584
United Overseas Bank Ltd.	15,779	247,089
UOL Group Ltd.	5,727	30,345
Wilmar International Ltd	23,795	59,101
Yangzijiang Shipbuilding Holdings Ltd.	25,200	16,492
		2,217,489

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Spain - 2.7%
Abertis Infraestructuras SA	4,546	$ 79,249
Acciona SA	335	17,672
ACS Actividades de Construccion y Servicios SA	1,791	47,416
Amadeus IT Holding SA	4,717	150,684
Banco Bilbao Vizcaya Argentaria SA	68,606	575,235
Banco de Sabadell SA	33,031	54,789
Banco Popular Espanol SA*	15,641	47,920
Banco Santander SA	134,051	854,878
Bankia SA*	129	100
CaixaBank	14,200	43,616
Distribuidora Internacional de Alimentacion SA	7,735	58,465
Enagas SA	2,416	59,672
Ferrovial SA	5,003	79,926
Gas Natural SDG SA	4,343	87,519
Grifols SA	1,849	67,834
Iberdrola SA	58,420	308,262
Inditex SA	2,705	333,749
International Consolidated Airlines Group SA, OTC*	11,736	47,117
Mapfre SA	9,547	31,075
Red Electrica de Espana SA	1,342	73,763
Repsol SA:
Common	10,337	217,991
Rights*	10,337	5,756
Telefonica Deutschland Holding AG	3,462	25,042
Telefonica SA*	50,794	650,562
Zardoya Otis SA	1,927	27,300
		3,945,592

Sweden - 3.0%
Alfa Laval AB	3,901	79,368
Assa Abloy AB, Series B	4,143	161,692
Atlas Copco AB:
Series A	8,327	200,333
Series B	4,839	103,339
Boliden AB	3,460	42,726
Electrolux AB, Series B	2,983	75,044
Elekta AB, Series B	4,570	69,225
Getinge AB, Series B	2,482	75,120
Hennes & Mauritz AB, B Shares	11,774	385,376
Hexagon AB, B Shares	2,936	78,178
Husqvarna AB, Series B	5,093	26,767
Industrivarden AB, C Shares	1,460	24,284
Investment AB Kinnevik, Series B	2,601	66,400
Investor AB, Series B	5,648	151,231
Lundin Petroleum AB*	2,759	54,495
Nordea Bank AB	32,645	363,603
Ratos AB, Series B	2,516	19,448
Sandvik AB	13,222	157,478
Scania AB, Series B	3,968	79,140
Securitas AB, Series B	3,883	33,821
Skandinaviska Enskilda Banken AB	18,837	179,316

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Sweden - Cont’d
Skanska AB, Series B	4,711	$ 77,868
SKF AB, Series B	4,862	113,433
Svenska Cellulosa AB, Series B	7,229	180,681
Svenska Handelsbanken AB	6,166	246,506
Swedbank AB	11,230	256,499
Swedish Match AB	2,554	90,309
Tele2 AB, B Shares	4,046	47,318
Telefonaktiebolaget LM Ericsson, Series B	37,740	425,676
TeliaSonera AB	29,533	191,795
Volvo AB, Series B	18,654	248,770
		4,305,239

Switzerland - 9.4%
ABB Ltd.*	27,270	591,766
Actelion Ltd.*	1,336	80,430
Adecco SA*	1,642	93,553
Aryzta AG*	1,103	61,968
Baloise Holding AG	589	57,239
Banque Cantonale Vaudoise	39	19,352
Barry Callebaut AG*	23	21,050
Coca-Cola HBC AG*	2,550	58,353
Compagnie Financiere Richemont SA	6,473	572,205
Credit Suisse Group AG*	18,580	492,439
EMS-Chemie Holding AG	101	29,868
Geberit AG	481	119,239
Givaudan SA*	103	132,843
Glencore Xstrata plc*	123,941	512,940
Holcim Ltd.*	2,839	197,797
Julius Baer Group Ltd.*	2,758	107,647
Kuehne + Nagel International AG	669	73,401
Lindt & Spruengli AG:
Participation Certificate	10	37,539
Registered Shares	1	43,549
Lonza Group AG*	660	49,684
Nestle SA	39,991	2,621,216
Novartis AG	28,525	2,025,104
Pargesa Holding SA	335	22,348
Partners Group Holding AG	215	58,177
Roche Holding AG	8,712	2,166,132
Schindler Holding AG:
Participation Certificates	602	83,821
Registered Shares	267	36,159
SGS SA	67	143,832
Sika AG	26	67,287
Sonova Holding AG*	625	66,259
STMicroelectronics NV	7,904	71,167
Sulzer AG	297	47,481
Swatch Group AG:
Bearer Shares	382	208,955
Registered Shares	538	50,661
Swiss Life Holding AG*	397	64,518
Swiss Prime Site AG*	685	50,334

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Switzerland - Cont’d
Swiss Re AG*	4,367	$ 324,816
Swisscom AG	289	126,467
Syngenta AG	1,154	451,271
Transocean Ltd.	4,458	214,422
UBS AG*	45,190	768,825
Zurich Insurance Group AG*	1,839	476,702
		13,498,816

United Kingdom - 18.9%
3i Group plc	12,046	61,843
Aberdeen Asset Management plc	11,889	69,209
Admiral Group plc	2,374	47,907
Aggreko plc	3,330	83,150
AMEC plc	3,684	56,303
Anglo American plc	17,278	332,637
Antofagasta plc	4,890	59,118
ARM Holdings plc	17,318	209,367
Associated British Foods plc	4,417	116,539
AstraZeneca plc	15,478	733,190
Aviva plc	36,535	188,678
Babcock International Group plc	4,467	74,927
BAE Systems plc	40,275	234,573
Barclays plc	151,512	641,561
BG Group plc	42,195	717,696
BHP Billiton plc	26,182	669,688
BP plc	237,671	1,645,393
British American Tobacco plc	23,932	1,225,547
British Land Co. plc	11,621	100,112
British Sky Broadcasting Group plc	13,039	157,041
BT Group plc	97,738	459,565
Bunzl plc	4,119	80,176
Burberry Group plc	5,482	112,626
Capita plc	8,126	119,371
Carnival plc	2,275	79,225
Centrica plc	64,449	353,023
Cobham plc	13,645	54,386
Compass Group plc	22,692	289,865
Croda International plc	1,677	63,169
Diageo plc	31,119	889,666
Direct Line Insurance Group plc	10,230	36,247
easyJet plc	1,966	38,746
Fresnillo plc	2,223	29,816
G4S plc	17,493	61,290
GKN plc	20,247	92,769
GlaxoSmithKline plc	60,845	1,524,845
Hammerson plc	8,839	65,500
Hargreaves Lansdown plc	2,646	35,731
HSBC Holdings plc	229,229	2,377,374
ICAP plc	6,811	37,650
IMI plc	3,987	75,182
Imperial Tobacco Group plc	12,161	421,646

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Inmarsat plc	5,554	$ 56,884
InterContinental Hotels Group plc	3,327	91,473
Intertek Group plc	1,994	88,633
Intu Properties plc	8,285	39,385
Invensys plc	8,091	50,767
Investec plc	7,055	44,384
ITV plc	46,091	98,197
J Sainsbury plc	15,225	82,261
Johnson Matthey plc	2,541	101,548
Kingfisher plc	29,420	153,455
Land Securities Group plc	9,692	130,290
Legal & General Group plc	73,327	191,125
Lloyds TSB Group plc*	567,022	544,610
London Stock Exchange Group plc	2,229	45,320
Marks & Spencer Group plc	20,009	131,052
Meggitt plc	9,735	76,611
Melrose Industries plc	15,707	59,547
National Grid plc	45,447	515,570
Next plc	1,999	138,558
Old Mutual plc	60,683	166,751
Pearson plc	10,137	180,514
Persimmon plc*	3,756	67,456
Petrofac Ltd.	3,217	58,607
Prudential plc	31,713	518,429
Randgold Resources Ltd	1,085	67,401
Reckitt Benckiser Group plc	8,017	566,659
Reed Elsevier plc	14,805	168,179
Resolution Ltd.	17,717	76,785
Rexam plc	9,807	71,212
Rio Tinto plc	15,758	642,932
Rolls-Royce Holdings plc*	23,316	402,078
Royal Bank of Scotland Group plc*	26,380	109,717
RSA Insurance Group plc	45,220	81,832
SABMiller plc	11,883	569,672
Sage Group plc	14,004	72,449
Schroders plc	1,261	41,861
Segro plc	9,202	39,070
Serco Group plc	6,306	59,120
Severn Trent plc	2,955	74,775
Shire plc	6,910	219,093
Smith & Nephew plc	11,224	125,452
Smiths Group plc	4,878	97,027
SSE plc	11,885	275,260
Standard Chartered plc	29,924	649,362
Standard Life plc	29,242	153,727
Subsea 7 SA*	3,271	57,186
Tate & Lyle plc	5,782	72,496
Tesco plc	99,887	503,390
The Weir Group plc	2,635	86,192
Travis Perkins plc	3,037	67,243
TUI Travel plc	5,657	30,703

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Tullow Oil plc	11,257	$ 171,356
Unilever plc	15,916	644,296
United Utilities Group plc	8,456	87,956
Vedanta Resources plc	1,156	17,931
Vodafone Group plc	606,815	1,733,449
Whitbread plc	2,223	103,309
William Hill plc	10,699	71,734
William Morrison Supermarkets plc	27,373	108,977
Wolseley plc	3,397	156,679
WPP plc	15,680	267,536
		27,097,870

Total Equity Securities (Cost $122,603,517)		140,079,707

EXCHANGE TRADED PRODUCTS - 1.7%
iShares MSCI EAFE ETF	43,323	2,485,874

Total Exchange Traded Products (Cost $2,593,316)		2,485,874

TOTAL INVESTMENTS (Cost $125,196,833) - 99.2%		142,565,581
Other assets and liabilities, net - 0.8%		1,137,994
NET ASSETS - 100%		$143,703,575

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding with 20,000,000 shares of $0.10 par value shares authorized:
Class I: 1,880,611 shares outstanding		$142,654,724
Class F: 31,572 shares outstanding		1,704,298
Undistributed net investment income		2,975,075
Accumulated net realized gain (loss) on investments and foreign currency transactions		(20,972,067)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		17,341,545

NET ASSETS		$143,703,575

NET ASSET VALUE PER SHARE
Class I (based on net assets of $141,322,824)		$75.15
Class F (based on net assets of $2,380,751)		$75.41

See notes to financial statements.

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(b) This security was valued by the Board of Directors. See Note A.

* Non-income producing security.

Abbreviations:
CVA: Certificaten Van Aandelen
ETF: Exchange-traded fund
FDR: Fiduciary Depositary Receipts
plc: Public Limited Company
REIT: Real Estate Investment Trust
SDR: Swedish Depositary Receipts

See notes to financial statements.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 28

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $255,908)	$3,140,084
Interest income	81
Total investment income	3,140,165

Expenses:
Investment advisory fee	412,665
Transfer agency fees and expenses	11,396
Administrative fees	73,690
Distribution Plan expenses:
Class F	2,293
Directors’ fees and expenses	13,196
Custodian fees	98,713
Reports to shareholders	17,860
Professional fees	18,056
Accounting fees	12,058
Contracts services fees	43,905
Miscellaneous	10,640
Total expenses	714,472
Reimbursement from Advisor:
Class I	(505)
Class F	(243)
Fees paid indirectly	(620)
Net expenses	713,104

NET INVESTMENT INCOME	2,427,061

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	252,412
Foreign currency transactions	(42,146)
210,266

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	1,963,936
Assets and liabilities denominated in foreign currencies	(17,497)
1,946,439

NET REALIZED AND UNREALIZED
GAIN (LOSS)	2,156,705

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,583,766

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$2,427,061	$ 3,393,476
Net realized gain (loss)	210,266	(1,295,766)
Change in unrealized appreciation (depreciation)	1,946,439	19,693,053

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,583,766	21,790,763

Distributions to shareholders from:
Net investment income:
Class I shares	—	(3,204,401)
Class F shares	—	(101,535)
Total distributions	—	(3,305,936)

Capital share transactions:
Shares sold:
Class I shares	5,913,036	16,979,320
Class F shares	353,777	1,337,754
Reinvestment of distributions:
Class I shares	—	3,204,401
Class F shares	—	101,535
Shares redeemed:
Class I shares	(11,559,967)	(18,055,241)
Class F shares	(180,888)	(6,216,322)
Total capital share transactions	(5,474,042)	(2,648,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(890,276)	15,836,274

NET ASSETS
Beginning of period	144,593,851	128,757,577
End of period (including undistributed net investment income
of $2,975,075 and $548,014, respectively)	$143,703,575	$144,593,851

See notes to financial statements.

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	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class I shares	77,320	248,487
Class F shares	4,536	19,684
Reinvestment of distributions:
Class I shares	—	44,389
Class F shares	—	1,400
Shares redeemed:
Class I shares	(151,549)	(263,301)
Class F shares	(2,345)	(89,611)
Total capital share activity	(72,038)	(38,952)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be

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required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, securities valued at $0 or 0% of net assets were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$140,079,707	—	—	$140,079,707
Exchange traded products	2,485,874	—	—	2,485,874
TOTALS	$142,565,581	—	—	$142,565,581

*For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

As of June 30, 2013, a significant transfer out of Level 2 and into Level 1 occurred. On June 30, 2013, price movements did not exceed specified parameters and the third party fair value pricing service did not quantitatively fair value the affected securities. On December 31, 2012, price movements had exceeded specified paramters and the third party fair value pricing service had quantitatively fair valued the transfered securities.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $67,260 was payable at period end. In addition, $46,403 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are 1.19% for Class F and .99% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $12,011 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $396 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,793 for the six months ended June 30, 2013. Under the terms of

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the agreement, $900 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,736,123 and $14,142,753, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($186,055)
31-Dec-16	(15,302,273)
31-Dec-17	(15,978)

NO EXPIRATION DATE
Long-term	($2,540,842)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Calvert Social International Equity Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term losses.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$26,987,305
Unrealized (depreciation)	(12,776,131)
Net unrealized appreciation/(depreciation)	$14,211,174

Federal income tax cost of investments	$128,354,407

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had $79,395 outstanding pursuant to this line of credit at June 30, 2013 with an interest rate of 1.375%.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$31,205	1.42%	$468,880	January 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$72.87		$63.54	$74.78
Income from investment operations:
Net investment income	1.25		1.70	1.85
Net realized and unrealized gain (loss)	1.03		9.30	(11.37)
Total from investment operations	2.28		11.00	(9.52)
Distributions from:
Net investment income	—		(1.67)	(1.72)
Total distributions	—		(1.67)	(1.72)
Total increase (decrease) in net asset value	2.28		9.33	(11.24)
Net asset value, ending	$75.15		$72.87	$63.54

Total return*	3.13%		17.34%	(12.71%)
Ratios to average net assets: A
Net investment income	3.30	% (a)	2.51%	2.53%
Total expenses	.97	% (a)	.96%	1.00%
Expenses before offsets	.97	% (a)	.96%	.95%
Net expenses	.96	% (a)	.96%	.95%
Portfolio turnover	7%		16%	24%
Net assets, ending (in thousands)	$141,323		$142,443	$122,329

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2010	(z)	2009	2008
Net asset value, beginning	$70.89		$56.55	$104.77
Income from investment operations:
Net investment income	1.27		1.33	2.17
Net realized and unrealized gain (loss)	3.49		14.41	(45.83)
Total from investment operations	4.76		15.74	(43.66)
Distributions from:
Net investment income	(.87)		(1.40)	(2.77)
Net realized gain	—		—	(1.79)
Total distributions	(.87)		(1.40)	(4.56)
Total increase (decrease) in net asset value	3.89		14.34	(48.22)
Net asset value, ending	$74.78		$70.89	$56.55

Total return*	6.71%		27.83%	(42.68%)
Ratios to average net assets: A
Net investment income	1.84%		2.10%	2.51%
Total expenses	1.07%		1.05%	1.22%
Expenses before offsets	.95%		.95%	.95%
Net expenses	.95%		.95%	.95%
Portfolio turnover	77%		29%	47%
Net assets, ending (in thousands)	$182,192		$81,899	$65,973

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$73.19		$65.66	$76.90
Income from investment operations:
Net investment income	1.19		1.80	1.67
Net realized and unrealized gain (loss)	1.03		9.36	(11.60)
Total from investment operations	2.22		11.16	(9.93)
Distributions from:
Net investment income	—		(3.63)	(1.31)
Total distributions	—		(3.63)	(1.31)
Total increase (decrease) in net asset value	2.22		7.53	(11.24)
Net asset value, ending	$75.41		$73.19	$65.66

Total return*	3.03%		17.05%	(12.90%)
Ratios to average net assets: A
Net investment income	3.12	% (a)	2.66%	2.24%
Total expenses	1.20	% (a)	1.25%	1.25%
Expenses before offsets	1.18	% (a)	1.18%	1.16%
Net expenses	1.17	% (a)	1.18%	1.16%
Portfolio turnover	7%		16%	24%
Net assets, ending (in thousands)	$2,381		$2,150	$6,429

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2010	(z)	2009	2008
Net asset value, beginning	$73.19		$57.91	$104.76
Income from investment operations:
Net investment income	1.33		.68	1.25
Net realized and unrealized gain (loss)	3.42		15.23	(45.05)
Total from investment operations	4.75		15.91	(43.80)
Distributions from:
Net investment income	(1.04)		(.63)	(1.26)
Net realized gain	—		—	(1.79)
Total distributions	(1.04)		(.63)	(3.05)
Total increase (decrease) in net asset value	3.71		15.28	(46.85)
Net asset value, ending	$76.90		$73.19	$57.91

Total return*	6.50%		27.47%	(42.81%)
Ratios to average net assets: A
Net investment income	1.86%		1.67%	1.33%
Total expenses	1.30%		1.42%	1.42%
Expenses before offsets	1.15%		1.15%	1.15%
Net expenses	1.15%		1.15%	1.15%
Portfolio turnover	77%		29%	47%
Net assets, ending (in thousands)	$7,152		$4,943	$1,324

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP Investment Grade Bond Index Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas company

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The actions of global governments and central banks have driven global financial and commodity market returns and created peaks and valleys in volatility over the past five years, and that was no different over the six-month reporting period ended June 30, 2013. For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. The primary influences on yields were a drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement by the Bank of Japan about more extreme monetary policy easing. The yield on the 10-year Treasury note bottomed at 1.61% at the beginning of May.1

In the last two months of the reporting period, however, interest rates rose sharply. Key developments included an unexpected sharp rise in Japanese bond yields in April as that market struggled to adjust to the new monetary policy. That rise pushed yields higher on government bonds worldwide, including U.S. Treasuries. In addition, there were positive upward revisions to U.S. payroll data released on May 2, comments by Federal Reserve (Fed) Chairman Bernanke in May and June that the Fed was prepared to taper its quantitative easing (QE) purchases, and a severe crunch in China’s bank funding market in June. By the end of June, the yield on the 10-year Treasury note had increased by nearly one percentage point from its early May low. Investor expectations for poor returns from bonds for the second quarter of the year, and concern about a further rise in yields, led to heavy redemptions from bond-based products.

Over the reporting period, the Fed’s near-zero interest rate policy continued to anchor money

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	-2.85%
One year	-1.58%
Five year	5.04%
Ten year	4.18%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.49%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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market rates near 0%. The three-month Treasury bill yield, for example, was nearly unchanged at 0.04%. Longer-maturity yields increased. Over the course of the six-month period, the 10-year Treasury yield rose 74 basis points (a basis point is 0.01 percentage points) to 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased 67 and 51 basis points, respectively. A key municipal index yield and the 30-year mortgage rate each increased over one percentage point.

The sharp rise in bond market yields was ironic given that the U.S. economy continued to sputter. We expect a sub-2% annualized rate of economic growth for the reporting period. Key consumer price inflation rates trended down, a phenomenon called disinflation. The core personal consumption expenditure (PCE) inflation rate fell 0.5 percentage points to 1% as of May, which is just half of the Fed’s 2% target. The unemployment rate declined 0.2 percentage points to 7.6% in June, remaining about two percentage points above the Fed’s desired long-run average.3

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Asset-Backed Securities	0.1%
Basic Materials	0.9%
Communications	1.3%
Consumer, Cyclical	1.6%
Consumer, Non-cyclical	1.8%
Energy	2.9%
Financials	7.8%
Government	46.5%
Industrials	3.7%
Mortgage Securities	31.1%
Short-Term Investments	0.2%
Technology	0.6%
Utilities	1.5%
Total	100%

OUTLOOK

We expect policymakers to continue to periodically drive markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost for the U.S. bond market will be any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE. In addition, in September the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets.

U.S. monetary policy should remain very accommodative, perhaps becoming somewhat less so, and the search for yield will resume. We expect money market and savings rates to remain near zero for perhaps two more years. The backup in yields that occurred in May and June, and the underperformance of corporate and municipal debt securities compared to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal credit remains quite positive.

Calvert Investment Management, Inc.

July 2013

1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

3. Data source for PCE price index and unemployment rates: Bureau of Economic Analysis and Bureau of Labor Statistics.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$971.46	$2.44

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.32	$2.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.1%	AMOUNT	VALUE
Citibank Omni Master Trust, 4.90%, 11/15/18 (e)	$100,000	$105,654

Total Asset-Backed Securities (Cost $106,534)		105,654

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
Banc of America Commercial Mortgage Trust, 5.793%, 4/10/49 (r)	550,000	616,258
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	500,000	526,238
3.742%, 11/10/46 (e)	900,679	951,760
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (e)	500,000	527,384

Total Commercial Mortgage-Backed Securities (Cost $2,418,536)		2,621,640

CORPORATE BONDS - 22.0%
Alcoa, Inc.:
5.72%, 2/23/19	149,000	151,695
6.15%, 8/15/20	500,000	512,146
American Express Credit Corp., 2.75%, 9/15/15	200,000	207,453
Amgen, Inc., 4.10%, 6/15/21	700,000	734,017
Apache Corp., 5.625%, 1/15/17	100,000	112,624
AstraZeneca plc, 6.45%, 9/15/37	350,000	429,968
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	877,360
Bank of America Corp.:
5.65%, 5/1/18	250,000	277,746
3.30%, 1/11/23	950,000	897,890
Bank of New York Mellon Corp., 1.30%, 1/25/18	850,000	826,260
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	1,000,000	908,231
BorgWarner, Inc., 5.75%, 11/1/16	500,000	559,470
BP Capital Markets plc:
4.50%, 10/1/20	400,000	433,955
2.50%, 11/6/22	500,000	455,629
2.75%, 5/10/23	1,000,000	924,620
British Telecommunications plc, 1.625%, 6/28/16	300,000	301,316
CA, Inc., 5.375%, 12/1/19	100,000	108,749
Caterpillar Financial Services Corp., 1.25%, 11/6/17	650,000	633,461
Cigna Corp., 4.00%, 2/15/22	300,000	307,987
Cintas Corp. No. 2, 3.25%, 6/1/22	200,000	193,686
Citigroup, Inc.:
1.75%, 5/1/18	450,000	430,318
6.125%, 5/15/18	200,000	228,948
3.375%, 3/1/23	750,000	717,461
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	121,597
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	233,102
Deere & Co., 6.55%, 10/1/28	250,000	304,574
DIRECTV Holdings LLC, 5.20%, 3/15/20	1,000,000	1,079,723
Discovery Communications LLC, 5.05%, 6/1/20	200,000	221,880
Emerson Electric Co., 4.75%, 10/15/15	200,000	217,446

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Enbridge Energy Partners LP, 5.20%, 3/15/20	$ 200,000	$217,917
Energizer Holdings, Inc., 4.70%, 5/19/21	700,000	710,641
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	1,034,877
Ensco plc, 4.70%, 3/15/21	700,000	743,206
EOG Resources, Inc., 2.625%, 3/15/23	750,000	701,806
Equifax, Inc., 3.30%, 12/15/22	350,000	328,548
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	600,000	605,660
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	1,000,000	962,847
GATX Corp., 4.85%, 6/1/21	700,000	723,749
General Dynamics Corp., 3.875%, 7/15/21	500,000	522,461
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	216,964
5.375%, 3/15/20	150,000	162,758
GTE Corp., 6.94%, 4/15/28	80,000	96,091
HCP, Inc., 2.625%, 2/1/20	700,000	655,763
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	859,813
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,000,000	917,147
Intel Corp., 1.35%, 12/15/17	750,000	733,966
John Deere Capital Corp., 1.20%, 10/10/17	250,000	243,230
JPMorgan Chase & Co.:
4.50%, 1/24/22	400,000	418,849
3.375%, 5/1/23	700,000	651,812
Kellogg Co., 3.125%, 5/17/22	500,000	486,977
Kennametal, Inc., 2.65%, 11/1/19	950,000	921,183
Kimco Realty Corp., 4.30%, 2/1/18	300,000	322,373
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	600,000	632,239
L-3 Communications Corp.:
5.20%, 10/15/19	200,000	215,362
4.75%, 7/15/20	800,000	839,046
Liberty Property LP, 3.375%, 6/15/23	250,000	231,853
Lockheed Martin Corp., 4.85%, 9/15/41	1,000,000	976,342
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	526,486
MDC Holdings, Inc., 5.625%, 2/1/20	200,000	212,722
Morgan Stanley:
5.95%, 12/28/17	950,000	1,054,064
4.10%, 5/22/23	500,000	461,960
Northern Trust Corp., 3.45%, 11/4/20	100,000	102,952
NYSE Euronext, 2.00%, 10/5/17	450,000	447,578
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	519,504
Oracle Corp., 5.75%, 4/15/18	250,000	290,908
Pacific Gas & Electric Co., 4.25%, 5/15/21	1,000,000	1,070,453
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	265,727
PNC Bank NA, 2.70%, 11/1/22	850,000	770,964
Post Apartment Homes LP, 3.375%, 12/1/22	950,000	887,577
Precision Castparts Corp., 1.25%, 1/15/18	750,000	729,154
Public Service Co. of Colorado, 2.25%, 9/15/22	250,000	229,720
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	928,845
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	400,000	408,320
3.75%, 9/20/21	400,000	395,018
Stanley Black & Decker, Inc., 2.90%, 11/1/22	500,000	469,495

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
TCI Communications, Inc., 8.75%, 8/1/15	$ 100,000	$ 115,643
Teck Resources Ltd., 4.75%, 1/15/22	400,000	397,826
Texas Eastern Transmission LP, 2.80%, 10/15/22 (e)	400,000	371,972
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	490,376
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	104,388
Time Warner, Inc., 4.875%, 3/15/20	100,000	109,028
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	310,288
US Bank, 4.95%, 10/30/14	100,000	105,537
VF Corp., 3.50%, 9/1/21	400,000	402,802
Wal-Mart Stores, Inc.:
6.50%, 8/15/37	250,000	315,896
4.00%, 4/11/43	500,000	455,592
WellPoint, Inc., 3.70%, 8/15/21	800,000	806,630
Williams Partners LP, 3.80%, 2/15/15	100,000	104,261
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	996,544

Total Corporate Bonds (Cost $44,208,898)		44,401,022

SOVEREIGN GOVERNMENT BONDS - 0.1%
Province of New Brunswick Canada, 6.75%, 8/15/13	100,000	100,751

Total Sovereign Government Bonds (Cost $100,268)		100,751

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 10.7%
Fannie Mae:
2.625%, 11/20/14	600,000	619,474
2.375%, 7/28/15	1,000,000	1,039,520
4.875%, 12/15/16	1,000,000	1,131,566
6.25%, 5/15/29	1,600,000	2,079,957
Federal Home Loan Bank, 4.875%, 5/17/17	1,000,000	1,136,652
Freddie Mac:
5.25%, 4/18/16	1,000,000	1,125,679
2.00%, 8/25/16	1,000,000	1,035,990
5.00%, 2/16/17	1,000,000	1,138,470
5.125%, 11/17/17	1,000,000	1,156,218
4.875%, 6/13/18	4,000,000	4,613,380
3.75%, 3/27/19	3,200,000	3,517,571
2.375%, 1/13/22	2,300,000	2,235,087
6.75%, 3/15/31	500,000	684,979

Total U.S. Government Agencies and Instrumentalities (Cost $21,092,943)		21,514,543

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.7%
Fannie Mae:
5.00%, 12/1/16	169,803	180,807
5.00%, 11/1/17	31,432	33,554
5.50%, 8/1/18	105,741	112,020
4.61%, 12/1/19	475,962	526,942

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	PRINCIPAL AMOUNT
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D		VALUE
Fannie Mae (Cont’d):
5.00%, 6/1/20	$48,139	$ 51,316
6.50%, 4/1/23	50,843	56,280
3.50%, 5/1/26	1,090,638	1,136,257
2.50%, 12/1/27	869,915	869,442
4.50%, 5/1/31	925,135	990,421
6.50%, 8/1/32	111,407	125,129
5.50%, 7/1/33	263,625	294,377
5.50%, 7/1/33	127,326	139,352
6.00%, 8/1/33	57,983	64,428
5.50%, 11/1/33	150,812	165,057
5.50%, 3/1/34	289,741	315,945
6.00%, 6/1/34	219,094	243,475
5.00%, 7/1/34	294,969	318,546
5.00%, 10/1/34	241,703	261,022
5.50%, 3/1/35	369,842	405,498
5.50%, 6/1/35	247,634	268,715
5.50%, 9/1/35	188,799	205,909
5.50%, 2/1/36	92,241	100,041
5.50%, 4/1/36	513,922	550,833
5.00%, 7/1/36	1,241,804	1,341,427
6.50%, 9/1/36	309,336	340,234
5.50%, 11/1/36	131,871	143,067
6.00%, 8/1/37	1,351,829	1,471,049
6.00%, 5/1/38	142,283	154,638
5.50%, 6/1/38	208,822	227,017
6.00%, 7/1/38	850,558	931,400
5.524%, 9/1/38 (r)	694,995	740,323
4.00%, 3/1/39	254,275	264,866
4.50%, 5/1/40	994,789	1,073,950
4.50%, 7/1/40	509,998	540,347
4.50%, 10/1/40	1,795,365	1,902,206
3.50%, 2/1/41	1,038,109	1,055,241
4.00%, 2/1/41	1,413,822	1,473,610
3.50%, 3/1/41	1,083,886	1,101,773
4.00%, 3/1/41	641,077	671,009
3.50%, 3/1/42	1,789,568	1,820,633
4.00%, 7/1/42	1,102,959	1,152,938
3.50%, 12/1/42	1,908,767	1,942,063
3.00%, 5/1/43	2,793,411	2,733,074
Freddie Mac:
4.50%, 9/1/18	116,544	122,391
5.00%, 11/1/20	122,490	131,221
4.00%, 3/1/25	1,127,928	1,183,281
3.50%, 11/1/25	912,063	947,668
3.50%, 7/1/26	650,852	676,249
2.50%, 3/1/28	291,966	293,799
5.00%, 2/1/33	58,688	63,035
5.00%, 4/1/35	142,684	152,583
5.00%, 12/1/35	336,263	359,591
6.00%, 8/1/36	123,959	134,628

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	PRINCIPAL AMOUNT
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D		VALUE
Freddie Mac (Cont’d):
5.00%, 10/1/36	$ 656,215	$ 699,607
6.50%, 10/1/37	121,277	133,294
5.00%, 1/1/38	1,458,534	1,554,968
5.00%, 7/1/39	396,207	428,835
4.00%, 11/1/39	926,933	964,116
4.50%, 1/1/40	461,752	486,169
5.00%, 1/1/40	1,564,303	1,714,821
4.50%, 4/1/40	1,056,021	1,111,864
6.00%, 4/1/40	299,866	325,101
4.50%, 5/1/40	400,779	427,195
4.50%, 5/1/40	841,500	886,868
4.00%, 2/1/41	603,131	627,557
4.50%, 6/1/41	658,257	695,107
3.50%, 10/1/41	1,239,277	1,257,017
3.50%, 7/1/42	1,442,926	1,463,581
3.00%, 1/1/43	1,849,100	1,805,128
Ginnie Mae:
4.50%, 7/20/33	469,930	505,620
5.50%, 7/20/34	225,659	248,982
6.00%, 11/20/37	352,227	389,621
6.00%, 10/15/38	1,388,385	1,543,043
5.00%, 12/15/38	709,230	765,561
5.00%, 5/15/39	839,504	922,125
4.50%, 10/15/39	618,631	659,512
5.00%, 10/15/39	931,106	1,023,570
4.50%, 8/15/40	1,648,540	1,790,529
4.00%, 12/20/40	1,598,803	1,713,117
4.00%, 11/20/41	1,320,139	1,387,754
4.00%, 8/20/42	1,574,974	1,656,604

Total U.S. Government Agency Mortgage-Backed Securities (Cost $59,624,116)		59,747,943

U.S. TREASURY OBLIGATIONS - 35.5%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,444,375
8.00%, 11/15/21	1,000,000	1,449,766
6.25%, 8/15/23	1,650,000	2,214,094
5.50%, 8/15/28	1,000,000	1,301,250
5.375%, 2/15/31	1,000,000	1,302,656
4.50%, 2/15/36	2,000,000	2,381,562
4.375%, 11/15/39	1,000,000	1,172,188
3.875%, 8/15/40	1,000,000	1,080,938
4.375%, 5/15/41	1,000,000	1,172,812
3.125%, 11/15/41	1,000,000	937,500
3.00%, 5/15/42	1,000,000	911,562
2.75%, 11/15/42	2,000,000	1,724,376

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	PRINCIPAL
U.S. TREASURY OBLIGATIONS - CONT’D	AMOUNT	VALUE
United States Treasury Notes:
1.875%, 2/28/14	$ 1,100,000	$ 1,112,590
1.25%, 4/15/14	1,000,000	1,008,477
2.25%, 5/31/14	1,000,000	1,018,750
2.625%, 6/30/14	2,000,000	2,048,282
4.25%, 8/15/14	1,000,000	1,045,156
2.375%, 10/31/14	1,000,000	1,028,516
2.125%, 11/30/14	2,000,000	2,053,204
2.25%, 1/31/15	1,000,000	1,031,133
2.375%, 2/28/15	2,000,000	2,069,140
2.50%, 4/30/15	1,000,000	1,039,414
2.125%, 5/31/15	2,000,000	2,067,812
1.75%, 7/31/15	1,000,000	1,028,281
1.25%, 8/31/15	1,000,000	1,017,812
1.25%, 10/31/15	1,000,000	1,018,438
4.50%, 11/15/15	1,000,000	1,094,766
2.00%, 1/31/16	2,000,000	2,075,468
2.375%, 3/31/16	1,000,000	1,048,906
2.00%, 4/30/16	1,000,000	1,038,438
1.50%, 7/31/16	1,000,000	1,023,828
4.875%, 8/15/16	1,000,000	1,128,125
2.75%, 11/30/16	1,000,000	1,063,750
0.875%, 1/31/17	1,000,000	998,438
3.00%, 2/28/17	1,000,000	1,074,375
4.50%, 5/15/17	1,400,000	1,585,609
2.375%, 7/31/17	1,000,000	1,051,250
1.875%, 9/30/17	2,000,000	2,059,376
4.25%, 11/15/17	1,000,000	1,131,250
2.625%, 1/31/18	1,000,000	1,061,250
3.50%, 2/15/18	2,000,000	2,200,782
2.375%, 5/31/18	1,000,000	1,048,438
4.00%, 8/15/18	2,000,000	2,258,282
3.75%, 11/15/18	1,000,000	1,117,891
3.125%, 5/15/19	1,000,000	1,085,234
3.625%, 8/15/19	2,000,000	2,227,656
3.375%, 11/15/19	1,000,000	1,100,312
3.625%, 2/15/20	1,000,000	1,115,547
2.625%, 11/15/20	1,000,000	1,041,953
3.625%, 2/15/21	2,000,000	2,222,968
3.125%, 5/15/21	1,000,000	1,073,828
1.75%, 5/15/22	1,100,000	1,048,868
1.625%, 11/15/22	1,000,000	933,516

Total U.S. Treasury Obligations (Cost $71,043,802)		71,590,188

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	PRINCIPAL
TIME DEPOSIT - 0.2%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.098%, 7/1/13	$ 471,904	$471,904

Total Time Deposit (Cost $471,904)		471,904

TOTAL INVESTMENTS (Cost $199,067,001) - 99.6%		200,553,645
Other assets and liabilities, net - 0.4%		865,980
NET ASSETS - 100%		$201,419,625

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,698,640 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$196,954,869
Undistributed net investment income		2,290,111
Accumulated net realized gain (loss)		688,001
Net unrealized appreciation (depreciation)		1,486,644

NET ASSETS		$201,419,625

NET ASSET VALUE PER SHARE		$54.46

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$12,885
Interest income	2,251,438
Total investment income	2,264,323

Expenses:
Investment advisory fee	301,113
Transfer agency fees and expenses	14,097
Directors’ fees and expenses	17,049
Administrative fees	100,371
Accounting fees	16,231
Custodian fees	17,020
Reports to shareholders	8,920
Professional fees	19,315
Miscellaneous	16,015
Total expenses	510,131

NET INVESTMENT INCOME	1,754,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	422,487
Change in unrealized appreciation (depreciation)	(8,135,839)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	(7,713,352)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($5,959,160)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,754,192	$3,870,364
Net realized gain (loss)	422,487	1,442,780
Change in unrealized appreciation (depreciation)	(8,135,839)	1,634,051

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,959,160)	6,947,195

Distributions to shareholders from:
Net investment income	—	(4,523,142)
Net realized gain	—	(999,300)
Total distributions	—	(5,522,442)

Capital share transactions:
Shares sold	15,660,632	48,085,664
Reinvestment of distributions	—	5,522,442
Shares redeemed	(11,724,033)	(20,420,976)
Total capital share transactions	3,936,599	33,187,130

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,022,561)	34,611,883

NET ASSETS
Beginning of period	203,442,186	168,830,303
End of period (including undistributed net investment
income of $2,290,111 and $535,919, respectively)	$201,419,625	$203,442,186

CAPITAL SHARE ACTIVITY
Shares sold	280,451	848,618
Reinvestment of distributions	—	98,404
Shares redeemed	(210,745)	(359,942)
Total capital share activity	69,706	587,080

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Investment Grade Bond Index Portfolio (formerly known as Calvert VP Barclays Capital Aggregate Bond Index Portfolio) (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$105,654	—	$105,654
Commercial mortgage-backed securities	—	2,621,640	—	2,621,640
Corporate debt	—	44,401,022	—	44,401,022
Other debt obligations	—	572,655	—	572,655
U.S. government obligations	—	152,852,674	—	152,852,674
TOTAL	—	$200,553,645	—	$200,553,645

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $45,371 was payable at period end. In addition, $33,413 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $15,124 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $10,871 for the six months ended June 30, 2013. Under the terms of the agreement, $1,260 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $18,287,170 and $15,177,652, respectively. U.S. government security purchases and sales were $40,424,457 and $36,404,756, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,612,300
Unrealized (depreciation)	(3,165,827)
Net unrealized appreciation/(depreciation)	$1,446,473

Federal income tax cost of investments	$199,107,172

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$448	1.40%	$41,163	June 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011 (z)
Net asset value, beginning	$56.06		$55.50	$52.80
Income from investment operations:
Net investment income	.47		1.08	1.42
Net realized and unrealized gain (loss)	(2.07)		1.04	3.01
Total from investment operations	(1.60)		2.12	4.43
Distributions from:
Net investment income	—		(1.28)	(1.35)
Net realized gain	—		(.28)	(.38)
Total distributions	—		(1.56)	(1.73)
Total increase (decrease) in net asset value	(1.60)		.56	2.70
Net asset value, ending	$54.46		$56.06	$55.50

Total return*	(2.85%)		3.83%	8.39%
Ratios to average net assets: A
Net investment income	1.72	% (a)	2.07%	2.58%
Total expenses	.50	% (a)	.49%	.50%
Expenses before offsets	.50	% (a)	.49%	.50%
Net expenses	.50	% (a)	.49%	.50%
Portfolio turnover	25%		43%	40%
Net assets, ending (in thousands)	$201,420		$203,442	$168,830

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010	(z)	2009 (z)	2008
Net asset value, beginning	$50.82		$51.17	$50.27
Income from investment operations:
Net investment income	1.56		2.00	2.13
Net realized and unrealized gain (loss)	1.67		.35	1.07
Total from investment operations	3.23		2.35	3.20
Distributions from:
Net investment income	(1.08)		(2.50)	(2.30)
Net realized gain	(.17)		(.20)	—
Total distributions	(1.25)		(2.70)	(2.30)
Total increase (decrease) in net asset value	1.98		(.35)	.90
Net asset value, ending	$52.80		$50.82	$51.17

Total return*	6.37%		4.59%	6.56%
Ratios to average net assets: A
Net investment income	2.89%		3.83%	4.29%
Total expenses	.53%		.54%	.61%
Expenses before offsets	.53%		.54%	.60%
Net expenses	.52%		.54%	.60%
Portfolio turnover	99%		71%	30%
Net assets, ending (in thousands)	$109,616		$37,629	$51,287

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP Inflation Protected Plus Portfolio

Semi-Annual Report
June 30, 2013

Calvert
INVESTMENTS

an Ameritas company

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The actions of global governments and central banks have driven global financial and commodity market returns and created peaks and valleys in volatility over the past five years, and that was no different over the six-month reporting period ended June 30, 2013. For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. The primary influences on yields were a drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement by the Bank of Japan about more extreme monetary policy easing. The yield on the 10-year Treasury note bottomed at 1.61% at the beginning of May.1

In the last two months of the reporting period, however, interest rates rose sharply. Key developments included an unexpected sharp rise in Japanese bond yields in April as that market struggled to adjust to the new monetary policy. That rise pushed yields higher on government bonds worldwide, including U.S. Treasuries. In addition, there were positive upward revisions to U.S. payroll data released on May 2, comments by Federal Reserve (Fed) Chairman Bernanke in May and June that the Fed was prepared to taper its quantitative easing (QE) purchases, and a severe crunch in China’s bank funding market in June. By the end of June, the yield on the 10-year Treasury note had increased by nearly one percentage point from its early May low. Investor expectations for poor returns from bonds for the second quarter of the year, and concern about a further rise in yields, led to heavy redemptions from bond-based products.

Over the reporting period, the Fed’s near-zero interest rate policy continued to anchor

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	-6.28%
One year	-3.31%
Five year	3.56%
Since inception (12/28/2006)	5.11%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.71%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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money market rates near 0%. The three-month Treasury bill yield, for example, was nearly unchanged at 0.04%. Longer-maturity yields increased. Over the course of the six-month period, the 10-year Treasury yield rose 74 basis points (a basis point is 0.01 percentage points) to 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased 67 and 51 basis points, respectively. A key municipal index yield and the 30-year mortgage rate each increased over one percentage point.

% OF
TOTAL INVESTMENTS
INVESTMENT ALLOCATION	(at 6.30.13)

Long Term	32%
Intermediate Term	35%
Short Term	33%

Total	100%

The sharp rise in bond market yields was ironic given that the U.S. economy continued to sputter. We expect a sub-2% annualized rate of economic growth for the reporting period. Key consumer price inflation rates trended down, a phenomenon called disinflation. The core personal consumption expenditure (PCE) inflation rate fell 0.5 percentage points to 1% as of May, which is just half of the Fed’s 2% target. The unemployment rate declined 0.2 percentage points to 7.6% in June, remaining about two percentage points above the Fed’s desired long-run average.3

OUTLOOK

We expect policymakers to continue to periodically drive markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost for the U.S. bond market will be any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE. In addition, in September the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets.

U.S. monetary policy should remain very accommodative, perhaps becoming somewhat less so, and the search for yield will resume. We expect money market and savings rates to remain near zero for perhaps two more years. The backup in yields that occurred in May and June, and the underperformance of corporate and municipal debt securities compared to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal credit remains quite positive.

Calvert Investment Management, Inc.

July 2013

1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

3. Data source for PCE price index and unemployment rates: Bureau of Economic Analysis and Bureau of Labor Statistics.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$937.22	$3.37

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.32	$3.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 48.2%	AMOUNT	VALUE
United States Treasury Inflation Indexed Bonds:
2.375%, 1/15/25	$1,850,475	$2,204,378
2.00%, 1/15/26	2,108,898	2,435,284
2.375%, 1/15/27	1,960,270	2,360,134
1.75%, 1/15/28	2,108,981	2,362,883
3.625%, 4/15/28	1,869,049	2,594,036
2.50%, 1/15/29	1,732,944	2,137,479
3.875%, 4/15/29	1,414,530	2,038,691
3.375%, 4/15/32	1,637,600	2,300,188
2.125%, 2/15/40	1,775,186	2,157,404
2.125%, 2/15/41	1,592,805	1,939,364
0.75%, 2/15/42	2,624,231	2,310,142
0.625%, 2/15/43	1,921,717	1,616,195
United States Treasury Inflation Indexed Notes:
1.875%, 7/15/19	871,252	982,269
1.375%, 1/15/20	1,720,544	1,874,586
1.25%, 7/15/20	1,812,676	1,969,019
1.125%, 1/15/21	1,807,134	1,932,645
0.625%, 7/15/21	1,857,150	1,916,636
0.125%, 1/15/22	2,363,043	2,314,490
0.125%, 7/15/22	2,325,760	2,273,249
0.125%, 1/15/23	2,417,856	2,344,375

Total U.S. Treasury Obligations (Cost $41,634,756)		42,063,447

CORPORATE BONDS - 51.3%
Alcoa, Inc., 6.15%, 8/15/20	300,000	307,288
American Express Co., 0.863%, 5/22/18 (r)	1,000,000	998,697
American Honda Finance Corp., 0.493%, 11/3/14 (e)(r)	1,000,000	1,000,948
Amgen, Inc., 4.10%, 6/15/21	300,000	314,578
Appalachian Power Co., 0.649%, 8/16/13 (r)	1,000,000	1,000,329
AT&T, Inc., 0.66%, 2/12/16 (r)	1,000,000	994,484
Australia & New Zealand Banking Group Ltd., 0.89%, 10/6/15 (e)(r)	1,000,000	1,007,900
B/E Aerospace, Inc., 5.25%, 4/1/22	250,000	248,750
Ball Corp., 4.00%, 11/15/23	1,000,000	925,000
Bank of America Corp., 1.343%, 3/22/18 (r)	1,000,000	989,571
Bank of Montreal, 0.745%, 9/11/15 (r)	1,000,000	1,004,586
Bank of New York Mellon Corp.:
0.554%, 1/31/14 (r)	100,000	100,140
0.506%, 10/23/15 (r)	1,000,000	998,877
Barclays Bank plc, 1.317%, 1/13/14 (r)	500,000	502,345
BB&T Corp., 0.976%, 4/28/14 (r)	500,000	501,920
BP Capital Markets plc:
4.50%, 10/1/20	100,000	108,489
2.50%, 11/6/22	250,000	227,814

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
CA, Inc., 5.375%, 12/1/19	$100,000	$108,749
Capital One Financial Corp., 0.913%, 11/6/15 (r)	1,000,000	997,260
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 9/1/23 (e)	500,000	483,750
CenturyLink, Inc., 5.625%, 4/1/20	250,000	252,500
Chesapeake Energy Corp., 6.625%, 8/15/20	250,000	268,750
Cigna Corp., 4.00%, 2/15/22	100,000	102,662
Cintas Corp. No. 2, 3.25%, 6/1/22	150,000	145,265
Citigroup, Inc., 0.544%, 6/9/16 (r)	1,000,000	964,931
Constellation Brands, Inc., 6.00%, 5/1/22	100,000	107,250
Daimler Finance North America LLC, 0.886%, 3/28/14 (e)(r)	1,000,000	1,002,892
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	215,945
Eaton Corp., 0.603%, 6/16/14 (r)	500,000	500,257
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	108,958
Energizer Holdings, Inc., 4.70%, 5/19/21	200,000	203,040
Energy Transfer Partners LP, 5.20%, 2/1/22	500,000	529,138
Equifax, Inc., 3.30%, 12/15/22	100,000	93,871
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	200,000	201,887
Ford Motor Credit Co. LLC:
1.525%, 5/9/16 (r)	1,000,000	1,006,991
8.125%, 1/15/20	400,000	481,829
GATX Corp., 4.85%, 6/1/21	200,000	206,785
General Dynamics Corp., 3.875%, 7/15/21	500,000	522,461
General Electric Capital Corp., 0.994%, 4/2/18 (r)	1,000,000	1,004,179
General Mills, Inc.:
0.576%, 1/29/16 (r)	500,000	499,372
5.65%, 2/15/19	100,000	116,165
Goldman Sachs Group, Inc., 1.476%, 4/30/18 (r)	1,000,000	990,748
HCP, Inc., 2.625%, 2/1/20	100,000	93,680
Hertz Corp., 5.875%, 10/15/20	500,000	515,000
Hewlett-Packard Co.:
0.673%, 5/30/14 (r)	1,000,000	995,097
4.75%, 6/2/14	100,000	103,130
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	500,000	534,375
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	500,000	525,000
Jabil Circuit, Inc., 5.625%, 12/15/20	250,000	258,750
John Deere Capital Corp., 0.427%, 7/15/13 (r)	250,000	250,018
JPMorgan Chase Bank, 0.602%, 6/13/16 (r)	1,250,000	1,227,993
Kellogg Co., 3.125%, 5/17/22	400,000	389,582
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	100,000	105,373
L-3 Communications Corp., 5.20%, 10/15/19	200,000	215,362
Liberty Mutual Group, Inc., 4.95%, 5/1/22 (e)	250,000	256,672
Liberty Property LP, 3.375%, 6/15/23	100,000	92,741
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.:
6.25%, 6/15/22	163,000	167,890
4.50%, 7/15/23	500,000	457,500
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	526,487
MDC Holdings, Inc., 5.625%, 2/1/20	700,000	744,528
Morgan Stanley, 1.523%, 2/25/16 (r)	1,000,000	997,180
Mueller Water Products, Inc., 8.75%, 9/1/20	297,000	323,730
National Australia Bank Ltd., 0.998%, 4/11/14 (e)(r)	500,000	502,701
NBCUniversal Enterprise, Inc., 0.965%, 4/15/18 (e)(r)	1,000,000	1,008,704

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Northern Trust Corp., 3.45%, 11/4/20	$100,000	$102,952
PACCAR Financial Corp., 0.523%, 6/5/14 (r)	500,000	501,097
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	100,000	103,823
Precision Castparts Corp., 1.25%, 1/15/18	200,000	194,441
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	500,000	493,773
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	250,000	245,000
Ryland Group, Inc., 5.375%, 10/1/22	500,000	482,500
Safeway, Inc., 1.774%, 12/12/13 (r)	1,000,000	1,003,679
Sempra Energy, 1.033%, 3/15/14 (r)	550,000	551,807
Stanley Black & Decker, Inc., 2.90%, 11/1/22	150,000	140,848
Steel Dynamics, Inc., 5.25%, 4/15/23 (e)	500,000	490,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23 (e)	500,000	446,250
Teck Resources Ltd., 4.75%, 1/15/22	100,000	99,456
The Hertz Corp., 6.25%, 10/15/22	100,000	104,375
The Valspar Corp., 4.20%, 1/15/22	300,000	305,725
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	208,776
Total Capital Canada Ltd., 0.657%, 1/15/16 (r)	1,000,000	1,005,550
TransCanada PipeLines Ltd., 1.00%, 6/30/16 (r)	1,000,000	1,000,000
Unilever Capital Corp., 4.80%, 2/15/19	100,000	113,310
Volkswagen International Finance NV, 1.022%, 3/21/14 (e)(r)	1,000,000	1,002,661
Vulcan Materials Co., 7.50%, 6/15/21	600,000	672,000
WellPoint, Inc., 3.70%, 8/15/21	200,000	201,657
Wells Fargo & Co., 1.197%, 6/26/15 (r)	1,000,000	1,011,074
Williams Partners LP, 3.80%, 2/15/15	200,000	208,522
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	500,000	505,000
Xerox Corp., 1.094%, 5/16/14 (r)	1,000,000	999,291

Total Corporate Bonds (Cost $44,528,692)		44,832,411

TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.098%, 7/1/13	65,184	65,184

Total Time Deposit (Cost $65,184)		65,184

TOTAL INVESTMENTS (Cost $86,228,632) - 99.6%		86,961,042
Other assets and liabilities, net - 0.4%		376,583
NET ASSETS - 100%		$87,337,625

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,492,545 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$84,692,524
Undistributed net investment income	765,762
Accumulated net realized gain (loss)	1,146,929
Net unrealized appreciation (depreciation)	732,410

NET ASSETS	$87,337,625

NET ASSET VALUE PER SHARE	$58.52

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Company Limited

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$ 717,334
Inflation principal income	202,627
Total investment income	919,961

Expenses:
Investment advisory fee	226,306
Transfer agency fees and expenses	6,650
Accounting fees	7,393
Directors’ fees and expenses	7,536
Administrative fees	45,261
Custodian fees	7,400
Professional fees	14,144
Miscellaneous	7,740
Total expenses	322,430

NET INVESTMENT INCOME	597,531

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,036,623
Change in unrealized appreciation (depreciation)	(7,547,332)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	(6,510,709)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($5,913,178)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$ 597,531	$1,501,440
Net realized gain (loss)	1,036,623	275,534
Change in unrealized appreciation (depreciation)	(7,547,332)	3,970,890

IINCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,913,178)	5,747,864

Distributions to shareholders from:
Net investment income	—	(1,451,535)
Net realized gain	—	(263,520)
Total distributions	—	(1,715,055)

Capital share transactions:
Shares sold	6,685,411	33,857,069
Reinvestment of distributions	—	1,715,055
Shares redeemed	(7,319,138)	(8,111,758)
Total capital share transactions	(633,727)	27,460,366

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,546,905)	31,493,175

NET ASSETS
Beginning of period	93,884,530	62,391,355
End of period (including undistributed net investment
income of $765,762 and $168,231, respectively)	$ 87,337,625	$93,884,530

CAPITAL SHARE ACTIVITY
Shares sold	107,916	550,875
Shares reinvested	—	27,401
Shares redeemed	(119,070)	(131,473)
Total capital share activity	(11,154)	446,803

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. government obligations	—	$42,063,447	—	$42,063,447
Corporate debt	—	44,832,411	—	44,832,411
Other debt obligations	—	65,184	—	65,184
TOTAL	—	$86,961,042	—	$86,961,042

*For a complete listing of investments, please refer to the Statement of Net Assets.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio’s distributions.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates.

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For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Portfolio’s average daily net assets. Under the terms of the agreement, $33,045 was payable at period end. In addition, $17,568 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $6,609 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,761 for the six months ended June 30, 2013. Under the terms of the agreement, $551 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $14,881,625 and $13,585,720, respectively. U.S. Government security purchases and sales were $8,450,442 and $9,885,660, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,192,686
Unrealized (depreciation)	(1,460,276)
Net unrealized appreciation/(depreciation)	$732,410

Federal income tax cost of investments	$86,228,632

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$15,437	1.42%	$912,045	February 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012 (z)	2011 (z)
Net asset value, beginning	$62.44		$59.03	$54.84
Income from investment operations:
Net investment income	.40		1.15	1.42
Net realized and unrealized gain (loss)	(4.32)		3.42	4.29
Total from investment operations	(3.92)		4.57	5.71
Distributions from:
Net investment income	—		(.98)	(1.07)
Net realized gain	—		(.18)	(.45)
Total distributions	—		(1.16)	(1.52)
Total increase (decrease) in net asset value	(3.92)		3.41	4.19
Net asset value, ending	$58.52		$62.44	$59.03

Total return*	(6.28%)		7.73%	10.41%
Ratios to average net assets: A
Net investment income	1.30	% (a)	1.87%	2.45%
Total expenses	.70	% (a)	.71%	.79%
Expenses before offsets	.70	% (a)	.71%	.77%
Net expenses	.70	% (a)	.71%	.77%
Portfolio turnover	25%		24%	38%
Net assets, ending (in thousands)	$87,338		$93,885	$62,391

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008 (z)
Net asset value, beginning	$53.29		$49.69	$53.00
Income from investment operations:
Net investment income	1.23		.22	1.35
Net realized and unrealized gain (loss)	2.13		3.57	(2.47)
Total from investment operations	3.36		3.79	(1.12)
Distributions from:
Net investment income	(1.13)		(.19)	(1.37)
Net realized gain	(.68)		—	—
Return of capital	—		—	(.82)
Total distributions	(1.81)		(.19)	(2.19)
Total increase (decrease) in net asset value	1.55		3.60	(3.31)
Net asset value, ending	$54.84		$53.29	$49.69

Total return*	6.33%		7.62%	(2.33%)
Ratios to average net assets: A
Net investment income	1.96%		.57%	2.59%
Total expenses	.82%		.81%	1.25%
Expenses before offsets	.75%		.75%	.75%
Net expenses	.75%		.75%	.75%
Portfolio turnover	96%		123%	56%
Net assets, ending (in thousands)	$29,773		$35,525	$17,492

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures are calculated using Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP Natural Resources Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas company

CALVERT VP NATURAL RESOURCES PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)

Six month*	-6.36%
One year	0.06%
Five year	-7.28%
Since inception (12/28/2006)	-0.14%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.39%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Materials Stocks	13.2%
Energy Stocks	23.2%
Forestry Stocks	4.1%
Water Stocks	4.1%
Utilities Stocks	4.1%
Real Estate Stocks	5.0%
Gold Mining Stocks	2.1%
Energy Commodities	21.4%
Grain Commodities	8.1%
Industrial Metals Commodities	6.2%
Precious Metals Commodities	4.2%
Soft Commodities	3.0%
Livestock Commodities	1.3%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$936.64	$3.80

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.88	$3.96

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EXCHANGE TRADED PRODUCTS - 97.8%	SHARES	VALUE
Guggenheim Timber Index ETF	112,000	$2,430,400
iPath Dow Jones-UBS Commodity Index Total Return ETN*	363,000	13,245,870
iShares Global Materials ETF	46,000	2,446,740
iShares North American Natural Resources ETF	365,000	13,964,900
iShares US Utilities ETF	26,000	2,459,080
Market Vectors Gold Miners ETF	51,000	1,244,910
PowerShares DB Commodity Index Tracking Fund*	532,000	13,369,160
PowerShares Water Resources Portfolio ETF	111,000	2,446,440
Vanguard Materials ETF	63,000	5,451,390
Vanguard REIT ETF	44,000	3,023,680

Total Exchange Traded Products (Cost $63,536,527)		60,082,570

	PRINCIPAL
TIME DEPOSIT - 2.0%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$1,215,203	1,215,203

Total Time Deposit (Cost $1,215,203)		1,215,203

TOTAL INVESTMENTS (Cost $64,751,730) - 99.8%		61,297,773
Other assets and liabilities, net - 0.2%		143,202
NET ASSETS - 100%		$61,440,975

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,286,943 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$65,562,871
Undistributed net investment income		108,166
Accumulated net realized gain (loss)		(776,105)
Net unrealized appreciation (depreciation)		(3,453,957)

NET ASSETS		$61,440,975

NET ASSET VALUE PER SHARE		$47.74

* Non-income producing security.

Abbreviations:

ETF: Exchange-traded fund
ETN: Exchange-traded note
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$231,141
Interest income	463
Total investment income	231,604

Expenses:
Investment advisory fee	152,012
Transfer agency fees and expenses	4,111
Accounting fees	4,378
Directors’ fees and expenses	4,754
Administrative fees	27,639
Custodian fees	2,402
Reports to shareholders	7,594
Professional fees	12,215
Miscellaneous	8,814
Total expenses	223,919
Reimbursement from Advisor	(1,723)
Net expenses	222,196

NET INVESTMENT INCOME	9,408

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(243,270)
Change in unrealized appreciation (depreciation)	(3,716,561)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(3,959,831)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($3,950,423)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$9,408	$98,760
Net realized gain (loss)	(243,270)	2,542,107
Change in unrealized appreciation (depreciation)	(3,716,561)	(21,712)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,950,423)	2,619,155

Distributions to shareholders from:
Net investment income	—	(9,016)
Net realized gain	—	(1,328,994)
Total distributions	—	(1,338,010)

Capital share transactions:
Shares sold	13,603,217	11,351,075
Reinvestment of distributions	—	1,338,010
Shares redeemed	(2,876,342)	(8,051,767)
Total capital share transactions	10,726,875	4,637,318

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,776,452	5,918,463

NET ASSETS
Beginning of period	54,664,523	48,746,060
End of period (including undistributed net investment income
of $108,166 and $98,758, respectively)	$61,440,975	$54,664,523

CAPITAL SHARE ACTIVITY
Shares sold	271,209	223,041
Reinvestment of distributions	—	26,590
Shares redeemed	(56,454)	(155,452)
Total capital share activity	214,755	94,179

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Exchange traded funds and notes are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$60,082,570	—	—	$60,082,570
Other debt obligations	—	$1,215,203	—	1,215,203
TOTAL	$60,082,570	$1,215,203	—	$61,297,773

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $24,669 was payable at period end. In addition, $18,226 was payable at period end for operating expenses paid by the Advisor during June 2013.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,485 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,727 for the six months ended June 30, 2013. Under the terms of the agreement, $374 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,007,780 and $5,957,958, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$931,309
Unrealized (depreciation)	(5,297,184)
Net unrealized appreciation/(depreciation)	($4,365,875)

Federal income tax cost of investments	$65,663,648

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013	(z)	2012	2011
Net asset value, beginning	$50.98		$49.84	$55.64
Income from investment operations:
Net investment income	.01		.08	.10
Net realized and unrealized gain (loss)	(3.25)		2.35	(5.74)
Total from investment operations	(3.24)		2.43	(5.64)
Distributions from:
Net investment income	—		(.01)	(.16)
Net realized gain	—		(1.28)	—
Total distributions	—		(1.29)	(.16)
Total increase (decrease) in net asset value	(3.24)		1.14	(5.80)
Net asset value, ending	$47.74		$50.98	$49.84

Total return*	(6.36%)		4.90%	(10.13%)
Ratios to average net assets: A,B
Net investment income	.03	% (a)	.19%	.29%
Total expenses	.80	% (a)	.79%	.84%
Expenses before offsets	.79	% (a)	.78%	.76%
Net expenses	.79	% (a)	.78%	.76%
Portfolio turnover	11%		37%	28%
Net assets, ending (in thousands)	$61,441		$54,665	$48,746

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010	(z)	2009 (z)	2008
Net asset value, beginning	$47.61		$36.42	$60.90
Income from investment operations:
Net investment income	.47		.08	.10
Net realized and unrealized gain (loss)	7.73		11.22	(24.46)
Total from investment operations	8.20		11.30	(24.36)
Distributions from:
Net investment income	(.17)		(.11)	(.12)
Total distributions	(.17)		(.11)	(.12)
Total increase (decrease) in net asset value	8.03		11.19	(24.48)
Net asset value, ending	$55.64		$47.61	$36.42

Total return*	17.22%		31.04%	(40.03%)
Ratios to average net assets: A,B
Net investment income	.98%		.20%	.40%
Total expenses	.87%		.90%	1.38%
Expenses before offsets	.75%		.75%	.75%
Net expenses	.75%		.75%	.75%
Portfolio turnover	30%		35%	101%
Net assets, ending (in thousands)	$42,368		$17,369	$7,674

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP Volatility Managed Moderate Portfolio

Semi-Annual Report
June 30, 2013

Calvert
INVESTMENTS

an Ameritas company

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks continued to drive global financial and commodity market returns, creating peaks and valleys in volatility over the period, especially in the bond market. The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year but then sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. A drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement of more extreme quantitative easing (QE) measures by the Bank of Japan weighed on 10-year Treasury note yields, which bottomed at 1.61% at the beginning of May.1

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)

Since Inception (4/30/2013)*	-3.87%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.71%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Exchange Traded Products	96.3%
Short-Term Investments	3.7%
Total	100%

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An unexpected sharp rise in Japanese bond yields, positive upward revisions to the May 2 U.S. payroll data, comments by Fed Chairman Bernanke about tapering the central bank’s QE purchases, and a severe crunch in China’s bank funding market all contributed to a sharp rise in longer-term interest rates in May and June. For example, 10-year Treasury note yields increased nearly one percentage point between their early May low and the end of June.

Overall, the Fed’s interest-rate policy continued to anchor money-market rates near zero throughout the period and kept three-month Treasury bill yields nearly unchanged at 0.04%. In the meantime, the 10-year Treasury yield rose 0.74 percentage points to end the reporting period at 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased by two-thirds and half of a percentage point, respectively.

U.S. Economy Continues to Improve--Although Uncertainty About QE Tapering Looms

Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, the earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

Key consumer price inflation rates trended down, a phenomenon called disinflation.The core personal consumption expenditure (PCE) rate fell half a percentage point to 1% as of May, which is just half of the Fed’s 2% target. Tame inflation allowed the Fed to maintain its accommodative monetary policy stance.

However, minutes of FOMC meetings released during the first half of the year indicated growing tensions between members who feel QE should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief equity market pullback, although profit-taking likely had much to do with it as well.

Troubles Continue in the Eurozone While Japan and China Announce Fiscal Policy Shifts

The eurozone’s economic woes continued unabated. Governments across the peripheral eurozone economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest-rate cut by the European Central Bank in May sparked a brief rally in the eurozone, but the region remains mired in a host of economic woes, including elevated unemployment, which hit a staggering near 50% among youth in countries such as Spain.

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In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. Japanese bond yields unexpectedly rose sharply in April, pushing yields on government bonds, including U.S. Treasuries, higher worldwide. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end, although that won’t prevent the economy from growing. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

We expect policymakers to continue periodically driving bond markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost is any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE, which we expect to commence between September and December--probably later rather than sooner. In addition, the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets in September.

As U.S. monetary policy becomes somewhat less accommodative, the search for yield will resume. We expect money market and savings rates to remain near zero for two more years. The backup in yields during May and June, and the underperformance of corporate and municipal debt securities relative to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal bonds remains quite positive.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD*

	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$961.33	$4.04

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.68	$4.16

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EXCHANGE TRADED PRODUCTS - 95.3%	SHARES	VALUE
iShares Core Total US Bond Market ETF	6,018	$645,130
iShares North American Natural Resources ETF	1,581	60,489
iShares S&P 500 Growth ETF	1,832	153,906
iShares S&P 500 Value ETF	2,443	185,106
iShares TIPS Bond ETF	3,044	340,959
Powershares QQQ Trust, Series 1	2,164	154,099
SPDR Barclays High Yield Bond ETF	3,141	124,038
Vanguard FTSE Developed Markets ETF	7,733	275,372
Vanguard REIT ETF	4,118	282,989
Vanguard S&P 500 ETF	3,790	278,186
Vanguard Total Bond Market ETF	4,644	375,607
Vanguard Total International Stock ETF	1,973	90,442

Total Exchange Traded Products (Cost $3,084,978)		2,966,323

	PRINCIPAL
TIME DEPOSIT - 3.7%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$114,268	114,268

Total Time Deposit (Cost $114,268)		114,268

TOTAL INVESTMENTS (Cost $3,199,246) - 99.0%		3,080,591
Other assets and liabilities, net - 1.0%		32,173
NET ASSETS - 100%		$3,112,764

NET ASSETS CONSIST OF:
Paid-in capital applicable to 215,791 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$3,229,613
Undistributed net investment income		13,181
Accumulated net realized gain (loss)		(7,029)
Net unrealized appreciation (depreciation)		(123,001)

NET ASSETS		$3,112,764

NET ASSET VALUE PER SHARE		$14.42

See notes to financial statements.

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	NUMBER OF	EXPIRATION	UNDERLYING FACE AMOUNT	UNREALIZED APPRECIATION

FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
E-Mini S&P 500 Index	7	9/13	$559,755	($4,346)

Abbreviations:
ETF: Exchange-traded fund
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS FROM INCEPTION APRIL 30, 2013 THROUGH JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$16,656
Interest income	50
Total investment income	16,706

Expenses:
Investment advisory fee	1,783
Transfer agency fees and expenses	33
Accounting fees	63
Directors’ fees and expenses	85
Administrative fees	425
Distribution Plan expenses	1,062
Custodian fees	106
Reports to shareholders	382
Professional fees	2,694
Total expenses	6,633
Reimbursement from Advisor	(3,108)
Net expenses	3,525

NET INVESTMENT INCOME	13,181

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(7,029)
(7,029)

Change in unrealized appreciation (depreciation) on:
Investments	(118,655)
Futures	(4,346)
(123,001)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(130,030)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($116,849)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013
THROUGH
JUNE 30,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$13,181
Net realized gain (loss)	(7,029)
Change in unrealized appreciation (depreciation)	(123,001)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(116,849)

Capital share transactions:
Shares sold	3,230,978
Shares redeemed	(1,365)
Total capital share transactions	3,229,613

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,112,764

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $13,181)	$3,112,764

CAPITAL SHARE ACTIVITY
Shares sold	215,886
Shares redeemed	(95)
Total capital share activity	215,791

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan Expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$2,966,323	—	—	$2,966,323
Other debt obligations	—	$114,268	—	114,268
TOTAL	$2,966,323	$114,268	—	$3,080,591

Other financial instruments**	($4,346)	—	—	($4,346)

* For a complete listing of investments, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period from the inception of the Portfolio through June 30, 2013, the Portfolio invested in E-Mini S&P 500 Index futures. The volume of activity has varied throughout the period with a weighted average of 7 contracts and $555,409 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,783 was payable at period end. In addition, $2,907 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $425 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,062 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $33 for the period from the inception of the Portfolio through June 30, 2013. Under the terms of the agreement, $33 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through June 30, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,197,920 and $105,913, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	—
Unrealized (depreciation)	($125,684)
Net unrealized appreciation/(depreciation)	($125,684)

Federal income tax cost of investments	$3,206,275

NOTE D — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	JUNE 30,
	2013	#(z)
Net asset value, at beginning	$15.00
Income from investment operations:
Net investment income	.07
Net realized and unrealized gain (loss)	(.65)
Total from investment operations	(.58)
Distributions from:
Net investment income	—
Total distributions	—
Total increase (decrease) in net asset value	(.58)
Net asset value, ending	$14.42

Total return*	(3.87%)
Ratios to average net assets: A,B
Net investment income	3.10	% (a)
Total expenses	1.56	% (a)
Expenses before offsets	.83	% (a)
Net expenses	.83	% (a)
Portfolio turnover	4%
Net assets, ending (in thousands)	$3,113

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www. sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY AND INVESTMENT SUBADVISORY CONTRACTS

At a meeting held on March 6, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, of Calvert Variable Products, Inc. (the “Fund”) voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between the Fund and Calvert Investment Management, Inc. (the “Advisor”) that would add the Portfolio to the Advisory Agreement; an amendment to the Investment Subadvisory Agreement (the “Ameritas Subadvisory Agreement”) between the Advisor and Ameritas Investment Partners, Inc. (“Ameritas”) (formerly Summit Investment Advisors, Inc.) that would add the Portfolio to the Ameritas Subadvisory Agreement; and initially approve the Investment Subadvisory Agreement (the “Milliman Subadvisory Agreement”) between the Advisor and Milliman Financial Risk Management LLC (“Milliman”) with respect to the Portfolio. Ameritas and Milliman are each referred to individually as a Subadvisor and, together, as the Subadvisors. The Ameritas Subadvi-sory Agreement and the Milliman Subadvisory Agreement are each referred to individually as a Subadvisory Agreement and, together, as the Subadvisory Agreements.

In evaluating the Advisory Agreement and Subadvisory Agreements, the Board considered a variety of information relating to the Portfolio, the Advisor and each Subadvisor. The disinterested Directors reviewed certain information and materials prepared by the Advisor and the Subadvisors regarding various services to be provided to the Portfolio by the Advisor and its affiliates and the Subadvisors.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board of Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s proposed advisory fee; comparative fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio’s potential growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Portfolio by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into

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account similar information provided throughout the previous year by the Advisor as well as the Board of Directors’ familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions, and other reports. The Board of Directors discussed the Advisor’s effectiveness in monitoring the performance of subadvisors to other funds within the Calvert Family of Funds and the Advisor’s timeliness in responding to performance issues with respect to those funds. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Advisory Agreement.

In considering performance, the Board took into account Ameritas’s performance with similarly-managed accounts and Milliman’s experience managing volatility for mutual funds, noting the Subadvisors’ performance records with respect to the investment strategies that they would utilize in managing the Portfolio. With respect to Ameritas, the Board took into account that the Subadvisor will be responsible for selecting the exchange-traded funds (“ETFs”) in which the Portfolio will invest, managing daily cash flow, and rebalancing the Portfolio’s investments in underlying ETFs. The Board noted that from December 2006 through April 2011, Ameritas was the subadvisor to three of the Fund’s ETF-based asset allocation portfolios. The Board also noted that Ameritas will use substantially the same process in managing the Portfolio as it used in managing those ETF-based asset allocation portfolios. The Board noted that the allocation portfolios that utilized conservative and aggressive strategies outperformed the custom benchmark, gross of fees, for the period from December 31, 2006 to April 2011. The Board also noted that the portfolio that utilized a moderate strategy underperformed the custom benchmark, gross of fees, for the same period.

With respect to Milliman, the Board took into account that the Subadvisor will be responsible for providing the volatility overlay and capital protection strategy to the Portfolio. The Board noted that while Milliman has been subadvising mutual funds that employ volatility management strategies since 2011, Milliman has backtested the rules and models that define its volatility management process since January 3, 2000. The Board noted that the Portfolio’s strategies, when Milliman’s volatility management approach was applied, outperformed the Portfolio’s strategies that had not been adjusted for volatility management for the period from January 3, 2000 to June 1, 2012. The Board also noted that Ameritas, an affiliate of the Advisor, has employed Milliman’s hedging strategies since 2007.

Based on its review, the Board concluded that the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement and the Subadvisors are qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies.

In considering the Portfolio’s fees and expenses, the Board of Directors compared the Portfolio’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Portfolio’s proposed management fee and estimated total expenses, after estimated reimbursements, were generally within the range of the management fees and total expenses paid by certain comparable funds as selected by the Advisor in the materials it provided to the Board. The Board of Directors took into account that the Advisor had contractually agreed to impose expense limitations on all share classes of the Portfolio through April 30, 2014. The Board also considered the impact of the size of the Portfolio on the Portfolio’s expenses. Based upon its review, the Board of Directors determined that the proposed advisory fee was reasonable in view of the services to be provided to the Portfolio by the Advisor and the other factors considered.

In reviewing the anticipated profitability of the advisory fee to the Portfolio’s Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Portfolio

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for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor would pay the subadvisory fee to each Subad-visor. Based upon its review, the Board of Directors concluded that the Advisor’s anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio’s potential size and growth on its performance and expenses. The Board of Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreements, the Board reviewed information provided by the Advisor and each Sub-advisor relating to the Subadvisors’ operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.

The Board approved the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement between the Advisor and the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Subadvisory Agreement; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Subadvisor under the respective Subadvisory Agreement.

As noted above, the Board considered, among other information, the performance of comparable accounts managed by the Subadvisors using investment strategies that were substantially similar to the ones the Subadvisors proposed to use in managing the Portfolio. The Board noted the Advisor’s expertise and resources in monitoring performance, investment style, and risk-adjusted performance of other subadvisors.

In considering the cost of services to be provided by each Subadvisor and the estimated profitability to each Sub-advisor of its relationship with the Portfolio, the Board noted that the subadvisory fees under each Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. In the case of Milliman, the Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the proposed subadvisory fees were reasonable. Because the Advisor would pay each Subadvisor’s subadvisory fee

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and, in the case of Milliman, had negotiated that subadvisory fee at arm’s length, the costs of services to be provided by the Subadvisors and the estimated profitability to the Subadvisors of their relationships with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration. In approving the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Advisory Agreement and each Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor’s investment strategies are appropriate for pursuing the investment objective of the Portfolio; and (e) the Portfolio’s proposed advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that the approval of amendments to the Advisory Agreement and Ameritas Subadvi-sory Agreement, and the approval of Milliman Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Calvert VP Volatility Managed Moderate Growth Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks continued to drive global financial and commodity market returns, creating peaks and valleys in volatility over the period, especially in the bond market. The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year but then sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. A drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement of more extreme quantitative easing (QE) measures by the Bank of Japan weighed on 10-year Treasury note yields, which bottomed at 1.61% at the beginning of May.1

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)

Since Inception (4/30/2013)*	-3.53%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.71%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Exchange Traded Products	91.3%
Short-Term Investments	8.7%
Total	100%

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An unexpected sharp rise in Japanese bond yields, positive upward revisions to the May 2 U.S. payroll data, comments by Fed Chairman Bernanke about tapering the central bank’s QE purchases, and a severe crunch in China’s bank funding market all contributed to a sharp rise in longer-term interest rates in May and June. For example, 10-year Treasury note yields increased nearly one percentage point between their early May low and the end of June.

Overall, the Fed’s interest-rate policy continued to anchor money-market rates near zero throughout the period and kept three-month Treasury bill yields nearly unchanged at 0.04%. In the meantime, the 10-year Treasury yield rose 0.74 percentage points to end the reporting period at 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased by two-thirds and half of a percentage point, respectively.

U.S. Economy Continues to Improve--Although Uncertainty About QE Tapering Looms

Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, the earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

Key consumer price inflation rates trended down, a phenomenon called disinflation.The core personal consumption expenditure (PCE) rate fell half a percentage point to 1% as of May, which is just half of the Fed’s 2% target. Tame inflation allowed the Fed to maintain its accommodative monetary policy stance.

Key consumer price inflation rates trended down, a phenomenon called disinflation.The core personal consumption expenditure (PCE) rate fell half a percentage points to 1% as of May, which is just half of the Fed’s 2% target. Tame inflation allowed the Fed to maintain its accommodative monetary policy stance.

However, minutes of FOMC meetings released during the first half of the year indicated growing tensions between members who feel QE should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief equity market pullback, although profit-taking likely had much to do with it as well.

Troubles Continue in the Eurozone While Japan and China Announce Fiscal Policy Shifts

The eurozone’s economic woes continued unabated. Governments across the peripheral eurozone economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest-rate cut by the European Central Bank in May sparked a brief rally in the eurozone, but the region remains mired in a host of economic woes, including elevated unemployment, which hit a staggering near 50% among youth in countries such as Spain.

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In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. Japanese bond yields unexpectedly rose sharply in April, pushing yields on government bonds, including U.S. Treasuries, higher worldwide. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end, although that won’t prevent the economy from growing. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

We expect policymakers to continue periodically driving bond markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost is any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE, which we expect to commence between September and December--probably later rather than sooner. In addition, the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets in September.

As U.S. monetary policy becomes somewhat less accommodative, the search for yield will resume. We expect money market and savings rates to remain near zero for two more years. The backup in yields during May and June, and the underperformance of corporate and municipal debt securities relative to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal bonds remains quite positive.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$964.67	$4.04

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.68	$4.16

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EXCHANGE TRADED PRODUCTS - 93.5%	SHARES	VALUE
iShares Core S&P Mid-Cap ETF	1,981	$228,805
iShares Core Total US Bond Market ETF	7,162	767,766
iShares North American Natural Resources ETF	1,898	72,617
iShares Russell 2000 ETF	749	72,773
iShares S&P 500 Growth ETF	2,273	190,955
iShares S&P 500 Value ETF	3,021	228,901
iShares S&P Mid-Cap 400 Growth ETF	305	39,275
iShares S&P Mid-Cap 400 Value ETF	377	38,179
iShares TIPS Bond ETF	2,752	308,252
Powershares QQQ Trust, Series 1	1,614	114,933
SPDR Barclays High Yield Bond ETF	4,850	191,526
Vanguard FTSE Developed Markets ETF	11,812	420,625
Vanguard REIT ETF	5,560	382,083
Vanguard S&P 500 ETF	6,244	458,310
Vanguard Total International Stock ETF	3,352	153,656

Total Exchange Traded Products (Cost $3,782,618)		3,668,656

	PRINCIPAL
TIME DEPOSIT - 8.9%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$349,394	349,394

Total Time Deposit (Cost $349,394)		349,394

TOTAL INVESTMENTS (Cost $4,132,012) - 102.4%		4,018,050
Other assets and liabilities, net - (2.4%)		(92,387)
NET ASSETS - 100%		$3,925,663

NET ASSETS CONSIST OF:
Paid-in capital applicable to 271,256 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$4,038,625
Undistributed net investment income		15,886
Accumulated net realized gain (loss)		(7,171)
Net unrealized appreciation (depreciation)		(121,677)

NET ASSETS		$3,925,663

NET ASSET VALUE PER SHARE		$14.47

See notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
E-Mini S&P 500 Index	11	9/13	$879,615	($7,715)

Abbreviations:
ETF: Exchange Traded Fund
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS FROM INCEPTION APRIL 30, 2013 THROUGH JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$19,663
Interest income	58
Total investment income	19,721

Expenses:
Investment advisory fee	1,941
Transfer agency fees and expenses	36
Accounting fees	68
Directors’ fees and expenses	92
Administrative fees	462
Distribution Plan expenses	1,155
Custodian fees	115
Reports to shareholders	416
Professional fees	2,694
Total expenses	6,979
Reimbursement from Advisor	(3,144)
Net expenses	3,835

NET INVESTMENT INCOME	15,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,345)
Futures	(3,826)
(7,171)

Change in unrealized appreciation (depreciation) on:
Investments	(113,962)
Futures	(7,715)
(121,677)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(128,848)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($112,962)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013
THROUGH
JUNE 30,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$15,886
Net realized gain (loss)	(7,171)
Change in unrealized appreciation (depreciation)	(121,677)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(112,962)

Capital share transactions:
Shares sold	4,039,500
Shares redeemed	(875)
Total capital share transactions	4,038,625

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,925,663

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $15,886)	$3,925,663

CAPITAL SHARE ACTIVITY
Shares sold	271,315
Shares redeemed	(59)
Total capital share activity	271,256

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan Expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$3,668,656	—	—	$3,668,656
Other debt obligations	—	$349,394	—	349,394
TOTAL	$3,668,656	$349,394	—	$4,018,050

Other financial instruments**	($7,715)	—	—	($7,715)

* For a complete listing of investments, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period from the inception of the Portfolio through June 30, 2013, the Portfolio invested in E-Mini S&P 500 Index futures. The volume of activity has varied throughout the period with a weighted average of 11 contracts and $871,900 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,941 was payable at period end. In addition, $3,064 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $462 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,155 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio.

For its services, CIS received a fee of $36 for the period from the inception of the Portfolio through June 30, 2013.

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Under the terms of the agreement, $36 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through June 30, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,874,583 and $88,619, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,160
Unrealized (depreciation)	(118,467)
Net unrealized appreciation/(depreciation)	($117,307)

Federal income tax cost of investments	$4,135,357

NOTE D — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	JUNE 30,
	2013	#(z)
Net asset value, at beginning	$15.00
Income from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss)	(.61)
Total from investment operations	(.53)
Distributions from:
Net investment income	—
Total distributions	—
Total increase (decrease) in net asset value	(.53)
Net asset value, ending	$14.47

Total return*	(3.53%)
Ratios to average net assets: A,B
Net investment income	3.44	% (a)
Total expenses	1.51	% (a)
Expenses before offsets	.83	% (a)
Net expenses	.83	% (a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$3,926

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY AND INVESTMENT SUBADVISORY CONTRACTS

At a meeting held on March 6, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, of Calvert Variable Products, Inc. (the “Fund”) voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between the Fund and Calvert Investment Management, Inc. (the “Advisor”) that would add the Portfolio to the Advisory Agreement; an amendment to the Investment Subadvisory Agreement (the “Ameritas Subadvisory Agreement”) between the Advisor and Ameritas Investment Partners, Inc. (“Ameritas”) (formerly Summit Investment Advisors, Inc.) that would add the Portfolio to the Ameritas Subadvisory Agreement; and initially approve the Investment Subadvisory Agreement (the “Milliman Subadvisory Agreement”) between the Advisor and Milliman Financial Risk Management LLC (“Milliman”) with respect to the Portfolio. Ameritas and Milliman are each referred to individually as a Subadvisor and, together, as the Subadvisors. The Ameritas Subadvi-sory Agreement and the Milliman Subadvisory Agreement are each referred to individually as a Subadvisory Agreement and, together, as the Subadvisory Agreements.

In evaluating the Advisory Agreement and Subadvisory Agreements, the Board considered a variety of information relating to the Portfolio, the Advisor and each Subadvisor. The disinterested Directors reviewed certain information and materials prepared by the Advisor and the Subadvisors regarding various services to be provided to the Portfolio by the Advisor and its affiliates and the Subadvisors.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board of Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s proposed advisory fee; comparative fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio’s potential growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

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In considering the nature, extent and quality of the services to be provided to the Portfolio by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into account similar information provided throughout the previous year by the Advisor as well as the Board of Directors’ familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions, and other reports. The Board of Directors discussed the Advisor’s effectiveness in monitoring the performance of subadvisors to other funds within the Calvert Family of Funds and the Advisor’s timeliness in responding to performance issues with respect to those funds. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Advisory Agreement.

In considering performance, the Board took into account Ameritas’s performance with similarly-managed accounts and Milliman’s experience managing volatility for mutual funds, noting the Subadvisors’ performance records with respect to the investment strategies that they would utilize in managing the Portfolio. With respect to Ameritas, the Board took into account that the Subadvisor will be responsible for selecting the exchange-traded funds (“ETFs”) in which the Portfolio will invest, managing daily cash flow, and rebalancing the Portfolio’s investments in underlying ETFs. The Board noted that from December 2006 through April 2011, Ameritas was the subadvisor to three of the Fund’s ETF-based asset allocation portfolios. The Board also noted that Ameritas will use substantially the same process in managing the Portfolio as it used in managing those ETF-based asset allocation portfolios. The Board noted that the allocation portfolios that utilized conservative and aggressive strategies outperformed the custom benchmark, gross of fees, for the period from December 31, 2006 to April 2011. The Board also noted that the portfolio that utilized a moderate strategy underperformed the custom benchmark, gross of fees, for the same period.

With respect to Milliman, the Board took into account that the Subadvisor will be responsible for providing the volatility overlay and capital protection strategy to the Portfolio. The Board noted that while Milliman has been subadvising mutual funds that employ volatility management strategies since 2011, Milliman has backtested the rules and models that define its volatility management process since January 3, 2000. The Board noted that the Portfolio’s strategies, when Milliman’s volatility management approach was applied, outperformed the Portfolio’s strategies that had not been adjusted for volatility management for the period from January 3, 2000 to June 1, 2012. The Board also noted that Ameritas, an affiliate of the Advisor, has employed Milliman’s hedging strategies since 2007.

Based on its review, the Board concluded that the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement and the Subadvisors are qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies.

In considering the Portfolio’s fees and expenses, the Board of Directors compared the Portfolio’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Portfolio’s proposed management fee and estimated total expenses, after estimated reimbursements, were generally within the range of the management fees and total expenses paid by certain comparable funds as selected by the Advisor in the materials it provided to the Board. The Board of Directors took into account that the Advisor had contractually agreed to impose expense limitations on all share classes of the Portfolio through April 30, 2014. The Board also considered the impact of the size of the Portfolio on the Portfolio’s expenses. Based upon its review, the Board of Directors

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determined that the proposed advisory fee was reasonable in view of the services to be provided to the Portfolio by the Advisor and the other factors considered.

In reviewing the anticipated profitability of the advisory fee to the Portfolio’s Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor would pay the subadvisory fee to each Subad-visor. Based upon its review, the Board of Directors concluded that the Advisor’s anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio’s potential size and growth on its performance and expenses. The Board of Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreements, the Board reviewed information provided by the Advisor and each Sub-advisor relating to the Subadvisors’ operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.

The Board approved the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement between the Advisor and the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Subadvisory Agreement; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Subadvisor under the respective Subadvisory Agreement.

As noted above, the Board considered, among other information, the performance of comparable accounts managed by the Subadvisors using investment strategies that were substantially similar to the ones the Subadvisors proposed to use in managing the Portfolio. The Board noted the Advisor’s expertise and resources in monitoring performance, investment style, and risk-adjusted performance of other subadvisors.

In considering the cost of services to be provided by each Subadvisor and the estimated profitability to each Sub-

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advisor of its relationship with the Portfolio, the Board noted that the subadvisory fees under each Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. In the case of Milliman, the Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the proposed subadvisory fees were reasonable. Because the Advisor would pay each Subadvisor’s subadvisory fee and, in the case of Milliman, had negotiated that subadvisory fee at arm’s length, the costs of services to be provided by the Subadvisors and the estimated profitability to the Subadvisors of their relationships with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In approving the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Advisory Agreement and each Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor’s investment strategies are appropriate for pursuing the investment objective of the Portfolio; and (e) the Portfolio’s proposed advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that the approval of amendments to the Advisory Agreement and Ameritas Subadvi-sory Agreement, and the approval of Milliman Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Calvert VP Volatility Managed Growth Portfolio

Semi-Annual Report
June 30, 2013

Calvert
INVESTMENTS

an Ameritas. company

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks continued to drive global financial and commodity market returns, creating peaks and valleys in volatility over the period, especially in the bond market. The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year but then sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)

Since Inception (4/30/2013)*	-2.80%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.26%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Exchange Traded Products	94.8%
Short-Term Investments	5.2%
Total	100%

For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. A drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement of more extreme quantitative easing (QE) measures by the Bank of Japan weighed on 10-year Treasury note yields, which bottomed at 1.61% at the beginning of May.1

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An unexpected sharp rise in Japanese bond yields, positive upward revisions to the May 2 U.S. payroll data, comments by Fed Chairman Bernanke about tapering the central bank’s QE purchases, and a severe crunch in China’s bank funding market all contributed to a sharp rise in longer-term interest rates in May and June. For example, 10-year Treasury note yields increased nearly one percentage point between their early May low and the end of June.

Overall, the Fed’s interest-rate policy continued to anchor money-market rates near zero throughout the period and kept three-month Treasury bill yields nearly unchanged at 0.04%. In the meantime, the 10-year Treasury yield rose 0.74 percentage points to end the reporting period at 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased by two-thirds and half of a percentage point, respectively.

U.S. Economy Continues to Improve--Although Uncertainty About QE Tapering Looms

Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, the earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

Key consumer price inflation rates trended down, a phenomenon called disinflation.The core personal consumption expenditure (PCE) rate fell half a percentage point to 1% as of May, which is just half of the Fed’s 2% target. Tame inflation allowed the Fed to maintain its accommodative monetary policy stance.

However, minutes of FOMC meetings released during the first half of the year indicated growing tensions between members who feel QE should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief equity market pullback, although profit-taking likely had much to do with it as well.

Troubles Continue in the Eurozone While Japan and China Announce Fiscal Policy Shifts

The eurozone’s economic woes continued unabated. Governments across the peripheral eurozone economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest-rate cut by the European Central Bank in May sparked a brief rally in the eurozone, but the region remains mired in a host of economic woes, including elevated unemployment, which hit a staggering near 50% among youth in countries such as Spain.

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In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. Japanese bond yields unexpectedly rose sharply in April, pushing yields on government bonds, including U.S. Treasuries, higher worldwide. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end, although that won’t prevent the economy from growing. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

We expect policymakers to continue periodically driving bond markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost is any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE, which we expect to commence between September and December--probably later rather than sooner. In addition, the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets in September.

As U.S. monetary policy becomes somewhat less accommodative, the search for yield will resume. We expect money market and savings rates to remain near zero for two more years. The backup in yields during May and June, and the underperformance of corporate and municipal debt securities relative to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal bonds remains quite positive.

Sincerely,

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$972.00	$4.06

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.68	$4.16

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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SCHEDULE OF INVESTMENTS
JUNE 30, 2013

EXCHANGE TRADED PRODUCTS - 90.3%	SHARES	VALUE
iShares Core S&P Mid-Cap ETF	2,451	$283,090
iShares Core Total US Bond Market ETF	4,898	525,066
iShares North American Natural Resources ETF	2,430	92,972
iShares Russell 2000 ETF	1,941	188,588
iShares S&P 500 Growth ETF	3,331	279,837
iShares S&P 500 Value ETF	4,409	334,070
iShares S&P Mid-Cap 400 Growth ETF	733	94,388
iShares S&P Mid-Cap 400 Value ETF	935	94,687
iShares TIPS Bond ETF	1,256	140,685
Powershares QQQ Trust, Series 1	3,293	234,495
SPDR Barclays High Yield Bond ETF	4,848	191,448
Vanguard FTSE Developed Markets ETF	17,500	623,175
Vanguard FTSE Emerging Markets ETF	3,751	145,464
Vanguard REIT ETF	4,909	337,346
Vanguard S&P 500 ETF	11,042	810,483
Vanguard Total International Stock ETF	4,141	189,823

Total Exchange Traded Products (Cost $4,661,440)		4,565,617

	PRINCIPAL
TIME DEPOSIT - 4.9%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$249,746	249,746

Total Time Deposit (Cost $249,746)		249,746

TOTAL INVESTMENTS (Cost $4,911,186) - 95.2%		4,815,363
Other assets and liabilities, net - 4.8%		242,862
NET ASSETS - 100%		$5,058,225

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
E-Mini S&P 500 Index	20	9/13	$1,599,300	($8,640)

Abbreviations:
ETF: Exchange traded-fund
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013

ASSETS
Investments in securities, at value (Cost $4,911,186) - see accompanying schedule	$4,815,363
Cash held at broker	85,895
Receivable for shares sold	212,939
Interest and dividends receivable	5,707
Total assets	5,119,904

LIABILITIES
Payable for securities purchased	49,206
Payable to Calvert Investment Management, Inc.	5,695
Payable to Calvert Investment Administrative Services, Inc	467
Payable to Calvert Investment Services, Inc.	36
Payable to Calvert Investment Distributors, Inc.	1,168
Accrued expenses and other liabilities	5,107
Total liabilities	61,679

NET ASSETS	$5,058,225

NET ASSETS CONSIST OF:
Paid-in capital applicable to 346,905 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$5,151,000
Undistributed net investment income	21,458
Accumulated net realized gain (loss)	(9,770)
Net unrealized appreciation (depreciation)	(104,463)

NET ASSETS	$5,058,225

NET ASSET VALUE PER SHARE	$14.58

See notes to financial statements.

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STATEMENT OF OPERATIONS FROM INCEPTION APRIL 30, 2013 THROUGH JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$ 25,268
Interest income	69
Total investment income	25,337

Expenses:
Investment advisory fee	1,963
Transfer agency fees and expenses	36
Directors’ fees and expenses	93
Administrative fees	467
Distribution Plan expenses	1,168
Accounting fees	69
Custodian fees	117
Reports to shareholders	421
Professional fees	2,694
Total expenses	7,028
Reimbursement from Advisor	(3,149)
Net expenses	3,879

NET INVESTMENT INCOME	21,458

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	111
Futures	(9,881)
(9,770)

Change in unrealized appreciation (depreciation) on:
Investments	(95,823)
Futures	(8,640)
(104,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(114,233)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($92,775)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013,
THROUGH
JUNE 30,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$21,458
Net realized gain (loss)	(9,770)
Change in unrealized appreciation (depreciation)	(104,463)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(92,775)

Capital share transactions:
Shares sold	5,152,036
Shares redeemed	(1,036)
Total capital share transactions	5,151,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,058,225

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $21,458)	$5,058,225

CAPITAL SHARE ACTIVITY
Shares sold	346,975
Shares redeemed	(70)
Total capital share activity	346,905

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan Expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$4,565,617	—	—	$4,565,617
Other debt obligations	—	$249,746	—	249,746
TOTAL	$4,565,617	$249,746	—	$4,815,363

Other financial instruments**	($8,640)	—	—	($8,640)

* For a complete listing of investments, please refer to the Schedule of Investments.

**Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Schedule of Investments.

During the period from the inception of the Portfolio through June 30, 2013, the Portfolio invested in E-Mini S&P 500 Index futures. The volume of activity has varied throughout the period with a weighted average of 20 contracts and $1,476,600 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $36 for the period from the inception of the Portfolio through June 30, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through June 30, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,835,669 and $174,340, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,681
Unrealized (depreciation)	(102,457)
Net unrealized appreciation/(depreciation)	($99,776)

Federal income tax cost of investments	$4,915,139

NOTE D — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	JUNE 30,
	2013	#(z)
Net asset value, at beginning	$15.00
Income from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss)	(.52)
Total from investment operations	(.42)
Distributions from:
Net investment income	—
Total distributions	—
Total increase (decrease) in net asset value	(.42)
Net asset value, ending	$14.58

Total return*	(2.80%)
Ratios to average net assets: A,B
Net investment income	4.59	% (a)
Total expenses	1.50	% (a)
Expenses before offsets	.83	% (a)
Net expenses	.83	% (a)
Portfolio turnover	6%
Net assets, ending (in thousands)	$5,058

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY AND INVESTMENT SUBADVISORY CONTRACTS

At a meeting held on March 6, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, of Calvert Variable Products, Inc. (the “Fund”) voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between the Fund and Calvert Investment Management, Inc. (the “Advisor”) that would add the Portfolio to the Advisory Agreement; an amendment to the Investment Subadvisory Agreement (the “Ameritas Subadvisory Agreement”) between the Advisor and Ameritas Investment Partners, Inc. (“Ameritas”) (formerly Summit Investment Advisors, Inc.) that would add the Portfolio to the Ameritas Subadvisory Agreement; and initially approve the Investment Subadvisory Agreement (the “Milliman Subadvisory Agreement”) between the Advisor and Milliman Financial Risk Management LLC (“Milliman”) with respect to the Portfolio. Ameritas and Milliman are each referred to individually as a Subadvisor and, together, as the Subadvisors. The Ameritas Subadvi-sory Agreement and the Milliman Subadvisory Agreement are each referred to individually as a Subadvisory Agreement and, together, as the Subadvisory Agreements.

In evaluating the Advisory Agreement and Subadvisory Agreements, the Board considered a variety of information relating to the Portfolio, the Advisor and each Subadvisor. The disinterested Directors reviewed certain information and materials prepared by the Advisor and the Subadvisors regarding various services to be provided to the Portfolio by the Advisor and its affiliates and the Subadvisors.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed amendment to the Advisory Agreement, the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board of Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s proposed advisory fee; comparative fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio’s potential growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Portfolio by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into

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account similar information provided throughout the previous year by the Advisor as well as the Board of Directors’ familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions, and other reports. The Board of Directors discussed the Advisor’s effectiveness in monitoring the performance of subadvisors to other funds within the Calvert Family of Funds and the Advisor’s timeliness in responding to performance issues with respect to those funds. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Advisory Agreement.

In considering performance, the Board took into account Ameritas’s performance with similarly-managed accounts and Milliman’s experience managing volatility for mutual funds, noting the Subadvisors’ performance records with respect to the investment strategies that they would utilize in managing the Portfolio. With respect to Ameritas, the Board took into account that the Subadvisor will be responsible for selecting the exchange-traded funds (“ETFs”) in which the Portfolio will invest, managing daily cash flow, and rebalancing the Portfolio’s investments in underlying ETFs. The Board noted that from December 2006 through April 2011, Ameritas was the subadvisor to three of the Fund’s ETF-based asset allocation portfolios. The Board also noted that Ameritas will use substantially the same process in managing the Portfolio as it used in managing those ETF-based asset allocation portfolios. The Board noted that the allocation portfolios that utilized conservative and aggressive strategies outperformed the custom benchmark, gross of fees, for the period from December 31, 2006 to April 2011. The Board also noted that the portfolio that utilized a moderate strategy underperformed the custom benchmark, gross of fees, for the same period.

With respect to Milliman, the Board took into account that the Subadvisor will be responsible for providing the volatility overlay and capital protection strategy to the Portfolio. The Board noted that while Milliman has been subadvising mutual funds that employ volatility management strategies since 2011, Milliman has backtested the rules and models that define its volatility management process since January 3, 2000. The Board noted that the Portfolio’s strategies, when Milliman’s volatility management approach was applied, outperformed the Portfolio’s strategies that had not been adjusted for volatility management for the period from January 3, 2000 to June 1, 2012. The Board also noted that Ameritas, an affiliate of the Advisor, has employed Milliman’s hedging strategies since 2007.

Based on its review, the Board concluded that the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement and the Subadvisors are qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies.

In considering the Portfolio’s fees and expenses, the Board of Directors compared the Portfolio’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Portfolio’s proposed management fee and estimated total expenses, after estimated reimbursements, were generally within the range of the management fees and total expenses paid by certain comparable funds as selected by the Advisor in the materials it provided to the Board. The Board of Directors took into account that the Advisor had contractually agreed to impose expense limitations on all share classes of the Portfolio through April 30, 2014. The Board also considered the impact of the size of the Portfolio on the Portfolio’s expenses. Based upon its review, the Board of Directors determined that the proposed advisory fee was reasonable in view of the services to be provided to the Portfolio by the Advisor and the other factors considered.

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In reviewing the anticipated profitability of the advisory fee to the Portfolio’s Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor would pay the subadvisory fee to each Subad-visor. Based upon its review, the Board of Directors concluded that the Advisor’s anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio’s potential size and growth on its performance and expenses. The Board of Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreements, the Board reviewed information provided by the Advisor and each Sub-advisor relating to the Subadvisors’ operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.

The Board approved the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement between the Advisor and the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Subadvisory Agreement; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Subadvisor under the respective Subadvisory Agreement.

As noted above, the Board considered, among other information, the performance of comparable accounts managed by the Subadvisors using investment strategies that were substantially similar to the ones the Subadvisors proposed to use in managing the Portfolio. The Board noted the Advisor’s expertise and resources in monitoring performance, investment style, and risk-adjusted performance of other subadvisors.

In considering the cost of services to be provided by each Subadvisor and the estimated profitability to each Sub-advisor of its relationship with the Portfolio, the Board noted that the subadvisory fees under each Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. In the case of Milliman, the Board also relied on the ability of the Advisor to negotiate the Subadvisory

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Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the proposed subadvisory fees were reasonable. Because the Advisor would pay each Subadvisor’s subadvisory fee and, in the case of Milliman, had negotiated that subadvisory fee at arm’s length, the costs of services to be provided by the Subadvisors and the estimated profitability to the Subadvisors of their relationships with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In approving the amendment to the Ameritas Subadvisory Agreement and the Milliman Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Advisory Agreement and each Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor’s investment strategies are appropriate for pursuing the investment objective of the Portfolio; and (e) the Portfolio’s proposed advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that the approval of amendments to the Advisory Agreement and Ameritas Subadvi-sory Agreement, and the approval of Milliman Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:       ___/s/ Barbara J. Krumsiek__________

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            ___/s/ Barbara J. Krumsiek___________

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2013

            __/s/ Ronald M. Wolfsheimer_________

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: August 30, 2013